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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11-12
Bancorp Connecticut, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies: Common Stock, $1.00 par value
	(2)	Aggregate number of securities to which transaction applies: 5,172,220
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        $157,274,451 (proposed cash payment to security holders)

	(4)	Proposed maximum aggregate value of transaction: $157,274,451
	(5)	Total fee paid: $14,469.00
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY COPIES

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Shareholder:

        The Boards of Directors of Bancorp Connecticut, Inc. and Banknorth Group, Inc. have unanimously approved an agreement and plan of merger between Bancorp Connecticut and Banknorth Group. As a result of the merger, Bancorp Connecticut will become a wholly-owned subsidiary of Banknorth Group. In addition, our banking subsidiary Southington Savings Bank will be merged into Banknorth Group's banking subsidiary, Banknorth, N.A. If the merger of Bancorp Connecticut is completed, Bancorp Connecticut shareholders will receive $28.00 in cash for each share of Bancorp Connecticut common stock they own just before the merger. On April 10, 2002, the last day before public announcement of the merger agreement, the market value of each share of Bancorp Connecticut common stock was $22.85, and on [            ], 2002, this market value was $[    ].

        The merger cannot be completed unless the shareholders of Bancorp Connecticut approve the merger agreement. In April, in view of the announcement of the merger, we postponed our annual meeting of shareholders originally scheduled for April 23, 2002. Accordingly, we have rescheduled our annual meeting of shareholders, which will now be held on Thursday, August 15, 2002 at 2:00 p.m. local time at The Aqua Turf Club, 556 Mulberry Street, Plantsville, Connecticut 06479. At that meeting, you will be asked to consider and vote on the following four matters:

  •
  approval of the merger agreement;

  •
  election of two directors to our board;

  •
  ratification of the appointment of our independent accountants, PricewaterhouseCoopers LLP; and

  •
  approval to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies on the merger agreement if there are not sufficient votes at the time of the meeting to approve the merger agreement.

        The enclosed document provides you with detailed information about the proposed merger and merger agreement, the election of directors, the ratification of our independent accountants, and, if necessary, the adjournment or postponement of the meeting. You are encouraged to read it carefully, as well as the publicly-filed documents of Bancorp Connecticut referred to in this document.

        YOUR VOTE IS VERY IMPORTANT.    To ensure that your shares will be represented, please complete, sign and promptly return the enclosed proxy in the envelope provided, regardless of whether you plan to attend the meeting. If you attend the meeting, you may vote in person even if you previously have mailed in your proxy. Even if you have previously signed and delivered a proxy for the April 23, 2002 meeting, please complete, sign and send in the enclosed proxy since your proxy for the April 23, 2002 meeting is no longer valid.

        I look forward to seeing you on August 15, 2002.

                      Sincerely,
                      Robert D. Morton
                      Chairman, President and Chief Executive Officer

        The proxy statement and form of proxy are dated [July 11], 2002 and are first being mailed to Bancorp Connecticut's shareholders on or about [July 11], 2002.

PRELIMINARY COPIES

BANCORP CONNECTICUT, INC.
121 Main Street
Southington, Connecticut 06489

Notice of the Rescheduled Annual Meeting of Shareholders of
Bancorp Connecticut, Inc.
To Be Held August 15, 2002

TO THE SHAREHOLDERS OF BANCORP CONNECTICUT, INC.:

        Notice is hereby given that a rescheduled annual meeting of the shareholders of Bancorp Connecticut, Inc. will be held at 2:00 p.m. local time on Thursday, August 15, 2002, at The Aqua Turf Club, 556 Mulberry Street, Plantsville, Connecticut 06479 for the following purposes:

  (1)
  To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of April 10, 2002, between Banknorth Group, Inc. and Bancorp Connecticut, Inc., which provides, among other things, for (i) the merger of Bancorp Connecticut, Inc. with a wholly-owned subsidiary of Banknorth Group, Inc., and (ii) the conversion of each share of Bancorp Connecticut common stock outstanding immediately prior to the merger (other than certain shares held by Bancorp Connecticut, Inc. and Banknorth Group, Inc. and any dissenting shares) into the right to receive $28.00 in cash;
  (2)
  To elect two directors to serve until the 2005 annual meeting of shareholders and until their successors are elected and qualified;
  (3)
  To ratify the appointment of PricewaterhouseCoopers LLP as Bancorp Connecticut, Inc.'s independent accountants for the fiscal year ending December 31, 2002;
  (4)
  To consider and vote upon a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the merger agreement; and
  (5)
  To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        Only shareholders of record of outstanding shares of common stock of Bancorp Connecticut, Inc. at the close of business on July 1, 2002, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.

        Bancorp Connecticut, Inc. will make available a list of its shareholders for examination by any shareholder, for any purpose germane to the meeting, during ordinary business hours, for at least 10 days prior to the meeting, at its offices at 121 Main Street in Southington, Connecticut.

        THE BOARD OF DIRECTORS OF BANCORP CONNECTICUT, INC. HAS DETERMINED THE MERGER TO BE FAIR AND IN THE BEST INTERESTS OF BANCORP CONNECTICUT, INC. AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

                      BY ORDER OF THE BOARD OF DIRECTORS
                      Phillip J. Mucha
                      Secretary

Southington, Connecticut
[July 11], 2002

        YOUR VOTE IS VERY IMPORTANT. TO VOTE YOUR SHARES, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON.

i

PROPOSAL NUMBER TWO: ELECTION OF DIRECTORS	48
The Board of Directors	48
Company Executive Officers Who Are Not Directors	49
Retiring Directors	50
The Board of Directors and Certain of Its Committees	50
Stock Ownership of Directors and Executive Officers	51
Section 16(a) Beneficial Ownership Reporting Compliance	53
Executive Compensation	54
Pension Plan	56
Supplemental Pension Plan	57
Savings Plan	57
Employment Agreements	58
Transactions with Management	60
Certain Business Relationships	60
Indebtedness of Management and Others	60
Audit Committee Report	60
Compensation Committee Report on Executive Compensation	61
Compensation Committee Interlocks and Insider Participation	61
Compensation of Directors	62
Shareholder Return Presentation	63
PROPOSAL NUMBER THREE: RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002	64
Audit Fees	64
Financial Information Systems Design and Implementation Fees	64
All Other Fees	64
PROPOSAL NUMBER FOUR: ADJOURNMENT OF MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES.	65
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING	65
OTHER MATTERS	66
ANNUAL REPORTS	66
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS	66
WHERE YOU CAN FIND MORE INFORMATION	66
ANNEX A: AGREEMENT AND PLAN OF MERGER (which includes Annex A (Shareholder Agreement), Annex B (Noncompetition Agreement), and Annex C (Amendment No. 2 to Employment and Noncompetition Agreement) thereto)
ANNEX B: FINANCIAL ADVISOR'S FAIRNESS OPINION
ANNEX C: SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

ii

SUMMARY

        THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE MERGER, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT, INCLUDING THE MERGER AGREEMENT AND THE OTHER DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE [    ]. PAGE REFERENCES ARE INCLUDED IN THIS SUMMARY TO DIRECT YOU TO A MORE COMPLETE DESCRIPTION OF THE TOPICS.

        Throughout this proxy statement, "Bancorp Connecticut," "we" and "our" refers to Bancorp Connecticut, Inc., "SSB" refers to our banking subsidiary Southington Savings Bank, "Banknorth Group" or "Banknorth" refers to Banknorth Group, Inc., and "Banknorth, N.A." refers to Banknorth's banking subsidiary "Banknorth, National Association." Also, we refer to the merger between Bancorp Connecticut and a newly-formed subsidiary of Banknorth as the "merger," the merger between SSB and Banknorth, N.A. as the "bank merger," and the Agreement and Plan of Merger, dated as of April 10, 2002, between Bancorp Connecticut and Banknorth as the "merger agreement."

THE COMPANIES

Bancorp Connecticut, Inc. (page [    ])
121 Main Street
Southington, CT 06489
(860) 628-0351

  Bancorp Connecticut is a bank holding company, incorporated under Delaware law, with total assets of $676.2 million at March 31, 2002. Bancorp Connecticut owns Southington Savings Bank, a Connecticut bank, which presently operates through 6 full-service banking offices located in Southington, Connecticut and the towns of Kensington, Wallingford and Cheshire, Connecticut.

Banknorth Group, Inc. (page [    ])
Two Portland Square
Portland, Maine 04112
(207) 761-8500

  Banknorth is a bank holding company, incorporated under Maine law, with total assets of $20.9 billion at March 31, 2002. Banknorth owns Banknorth, N.A., a national bank, which presently operates through 307 banking offices located in Maine, New Hampshire, Massachusetts, Vermont, New York and Connecticut.

BKNG Merger Corp. (page [    ])
Two Portland Square
Portland, Maine 04112

  BKNG Merger Corp. (to which we refer in this proxy statement as "Merger Sub") is a Delaware corporation and wholly-owned subsidiary of Banknorth that was formed for the purpose of effecting the merger. Merger Sub has no other operations.

THE MEETING AND REQUIRED VOTE

Date, Place and Time (page [    ])

        The meeting will be held at 2:00 p.m. local time on August 15, 2002, at The Aqua Turf Club, 556 Mulberry Street, Plantsville, Connecticut 06479.

Matters to be Considered (page [    ])

        At the meeting, Bancorp Connecticut shareholders will be asked to approve the merger agreement, to elect two directors, to ratify the appointment of our independent accountants, and to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the merger agreement, as well as to act on any other matters that may properly come before the meeting.

Record Date; Voting Power (page [    ])

        We have set the record date for our meeting as July 1, 2002. You can vote at the meeting if you owned of record shares of Bancorp Connecticut common stock as of the close of business on the record date. You will be able to cast one vote at the meeting for each share of Bancorp Connecticut common stock that you owned on that date. As of [                        ], 2002, there were [5,172,220] shares of Bancorp Connecticut common stock outstanding.

Vote Required to Approve Merger (page [    ])

        The affirmative vote of the holders of a majority of the outstanding shares of Bancorp Connecticut common stock is necessary to approve the merger agreement.

Vote Required to Elect Directors (page [    ])

        Directors will be elected by a plurality of the votes of the shares of Bancorp Connecticut common stock represented in person or by proxy and entitled to vote at the meeting.

Vote Required to Ratify Independent Accountants (page [    ])

        The appointment of the independent accountants must be ratified by the affirmative vote of a majority of the shares of Bancorp Connecticut common stock represented in person or by proxy and entitled to vote at the meeting.

Vote Required to Adjourn the Meeting (page [    ])

        The proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies on the merger agreement in the event there are not sufficient votes at the time of the meeting to approve the merger agreement must be approved by the affirmative vote of a majority of the shares of Bancorp Connecticut common stock represented in person or by proxy and entitled to vote at the meeting.

Shareholder Agreements (page [    ])

        In connection with the execution of the merger agreement, each of the directors of Bancorp Connecticut entered into a shareholder agreement with Banknorth pursuant to which the directors agreed to vote all shares of Bancorp Connecticut common stock beneficially owned by them to approve the merger agreement at the meeting, among other things. On July 1, 2002, which is the record date for the meeting, the directors beneficially owned [381,283] shares (exclusive of presently-exercisable stock options), or [7.37]% of the number of shares outstanding on that date.

THE PROPOSED MERGER

The Merger (page [    ])

        Banknorth will acquire Bancorp Connecticut through a merger of Banknorth's wholly-owned subsidiary, Merger Sub, with and into Bancorp Connecticut. Following the merger, Bancorp Connecticut will be a wholly-owned subsidiary of Banknorth. After the merger, Bancorp Connecticut will cease to file reports under the Securities Exchange Act of 1934, and our common stock will cease to be traded on the Nasdaq National Market. Immediately following the merger, SSB will be merged with and into Banknorth, N.A., and SSB will cease to exist as a separate bank.

What Shareholders Will Receive in the Merger (page [    ])

        At the effective time of the merger, each share of Bancorp Connecticut common stock issued and outstanding immediately prior to the effective time (other than certain shares held by Bancorp Connecticut and Banknorth and shares held by any dissenting stockholders) automatically will be cancelled and converted into the right to receive $28.00 in cash, without interest.

What Option Holders Will Receive in the Merger (page [    ])

        Each option to purchase Bancorp Connecticut stock outstanding immediately prior to the merger, whether or not then vested and exercisable, will be terminated, and each optionholder will receive cash equal to the product of (i) the difference between $28.00 and the per share exercise price applicable to such option and (ii) the number of shares subject to such option. Pursuant to the merger agreement, Bancorp Connecticut will take all action necessary to provide for such termination and payment effective at or prior to the effective time of the merger.

Exchange of Stock Certificates (page [    ])

        You will need to surrender your Bancorp Connecticut stock certificates in order to obtain the merger consideration. Shortly after we complete the merger, we will send you detailed instructions on how to exchange your shares for $28.00 in cash per share. You should not send in your common stock certificates until we notify you to do so.

Your Board of Directors Unanimously Recommends Approval of the Merger (page [    ])

        Your board of directors believes that the merger is fair to you and in your best interests, and unanimously recommends that you vote "FOR" approval of the merger agreement. The board of directors considered a number of factors in reaching its determination, including the fact that the merger consideration of $28.00 per share represents a 25.6% premium over the average closing price of our common stock for the four-week period immediately preceding the date on which we first publicly announced the merger, and a 22.5% premium over the closing price on the day before the merger was announced.

Our Financial Advisor Believes that the Merger Consideration Is Fair to our Shareholders (page [    ])

        In deciding to approve the merger, your board of directors considered the opinion of its financial advisor, Sandler O'Neill & Partners, L.P. (to which we refer in this proxy statement as "Sandler O'Neill"), that the proposed merger consideration is fair from a financial point of view to Bancorp Connecticut shareholders. This opinion was subsequently confirmed as of the date of this proxy statement. Attached as Annex B is a copy of this opinion of Sandler O'Neill. You should read this opinion carefully to understand the assumptions made, matters considered and limitations of the review undertaken by Sandler O'Neill in providing its opinion. Bancorp Connecticut has agreed to pay Sandler

O'Neill a fee customary for this type of transaction. See "The Merger Agreement—Fees Payable to Our Financial Advisor" beginning on page [    ] of this proxy statement for more information.

Interests of Directors and Executive Officers in the Merger that Differ from Your Interests (page [    ])

        Some of our directors and executive officers have interests in the merger that are different from, or in addition to, their interests as shareholders of Bancorp Connecticut. These interests include holdings of outstanding stock options issued by Bancorp Connecticut and agreements which provide specified severance and other benefits upon termination of employment following a change-in-control of Bancorp Connecticut. Your board of directors was aware of these factors and considered them, among other matters, in approving the merger agreement.

Regulatory Approvals Needed (page [    ])

        We cannot complete the transactions contemplated by the merger agreement unless they are approved (or approval is waived) by the appropriate regulatory authorities, including the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, and Maine and Connecticut regulatory authorities. Bancorp Connecticut and Banknorth have filed all required applications and notices with the applicable regulatory agencies. We cannot predict, however, whether the required regulatory approvals (or waivers) will be obtained, whether they will be obtained on a timely basis, or whether any such approvals will contain conditions which are so adverse that they would give Banknorth the ability to terminate the merger agreement.

Dissenters' Appraisal Rights (page [    ])

        Record holders of Bancorp Connecticut common stock have dissenters' rights of appraisal under Delaware law. This means that if you are not satisfied with the amount you would receive in the merger, you are legally entitled to have the value of your Bancorp Connecticut common stock shares independently determined, and if the merger is consummated, to receive payment based on that valuation, which may be more or less than $28.00 per share. If you want to exercise your dissenters' rights, you must carefully follow the procedures described under the caption "The Proposed Merger—Appraisal Rights" beginning on page [    ] of this proxy statement and in Annex C.

Federal Income Tax Consequences (page [    ])

        Your receipt of cash in exchange for your Bancorp Connecticut common stock will be a taxable transaction to you. We urge you to consult your own tax advisors to determine the effect of the merger on you under federal law, and under your own state and local tax laws.

THE MERGER AGREEMENT

Conditions to Completing the Merger (page [    ])

        The merger will be completed only if a number of conditions are satisfied or waived by Bancorp Connecticut or Banknorth, as applicable. These conditions include, among other things:

  •
  the shareholders of Bancorp Connecticut must approve the merger agreement;

  •
  Bancorp Connecticut and Banknorth must receive all required regulatory approvals and any waiting periods required by law must be passed;

  •
  there must be no law or governmental order preventing completion of the merger or the bank merger; and

  •
  the representations and warranties of each of Banknorth and Bancorp Connecticut in the merger agreement must be accurate, subject to exceptions that would not have a material adverse affect (as defined in the merger agreement) on Banknorth and Bancorp Connecticut, respectively.

        We cannot be certain whether or when any of the conditions to the merger will be satisfied, or waived where permissible, or that the merger will be completed, even if our shareholders vote in favor of the merger agreement.

No Solicitation of Proposals (page [            ])

        The merger agreement provides that we will not initiate or, subject to some limited exceptions, engage in discussions with any third party other than Banknorth regarding extraordinary transactions such as a merger, business combination or sale of a material amount of assets or stock.

Termination of the Merger Agreement (page [    ])

        Bancorp Connecticut and Banknorth can agree at any time to terminate the merger agreement before completing the merger, even if shareholders of Bancorp Connecticut have already voted to approve it. Either company also can terminate the merger agreement:

  •
  if any governmental entity whose approval is necessary to complete the merger and the bank merger decides not to approve the merger or the bank merger;

  •
  if the merger is not completed by December 31, 2002;

  •
  if the shareholders of Bancorp Connecticut do not approve the merger agreement; or

  •
  if the other company breaches any of its representations, warranties or obligations under the merger agreement in a manner which would be reasonably expected to have a material adverse effect on it (as defined in the merger agreement) and the breach cannot or has not been cured within 30 days of notice of the breach.

        In addition, Banknorth may terminate the merger agreement at any time prior to the annual meeting if the board of directors withdraws or modifies its recommendation to the Bancorp Connecticut shareholders that the merger agreement be approved in any way which is adverse to Banknorth, or breaches its covenants requiring the calling and holding of a meeting of shareholders to consider the merger agreement and prohibiting the solicitation of other offers. Banknorth also may terminate the merger agreement if a third party commences a tender offer or exchange offer for 10% or more of the outstanding Bancorp Connecticut common stock and the board of directors of Bancorp Connecticut recommends that Bancorp Connecticut shareholders tender their shares in the offer or otherwise fails to recommend that they reject the offer within a specified period.

        Generally, the company seeking to terminate cannot itself be in material violation of the merger agreement.

Termination Fee Payable to Banknorth (page [    ])

        We must pay Banknorth a termination fee of up to $7.5 million if the merger agreement is terminated under a number of specified circumstances.

Waiver; Amendment of the Merger Agreement (page [    ])

        Bancorp Connecticut and Banknorth may amend the merger agreement at any time before the merger actually takes place, and may agree to waive any provision of the merger agreement if it is the party benefited by the provision. However, after the shareholders' meeting, the parties cannot make any amendment which by law requires further approval by Bancorp Connecticut shareholders without their approval.

ELECTION OF DIRECTORS

Election of Two Directors (page [    ])

        Our board of directors has nominated and is unanimously recommending that you elect Michael J. Karabin and David P. Kelley to our board of directors. If the merger is not completed, the newly elected directors will hold office for a three-year term or until their successors are elected. If the merger is completed, Banknorth will replace our board with its own directors.

RATIFICATION OF INDEPENDENT ACCOUNTANTS

Ratification of Independent Accountants (page [    ])

        Our board of directors unanimously recommends that you ratify the appointment of PricewaterhouseCoopers LLP as Bancorp Connecticut's independent accountants for the fiscal year ending December 31, 2002.

ADJOURNMENT OF THE MEETING TO PERMIT FURTHER SOLICITATION

Adjourning the Meeting (page [    ])

        Our board of directors unanimously recommends that you approve a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the merger agreement.

ADDITIONAL INFORMATION

Information About Our Common Stock

        Bancorp Connecticut is traded on the Nasdaq National Market under the symbol "BKCT". On April 10, 2002, the trading day immediately preceding our announcement that we had signed the merger agreement, the closing price of Bancorp Connecticut common stock was $22.85 per share. The closing price of Bancorp Connecticut common stock on [            ], 2002, which was the last trading day for which a closing sales price was available before this proxy statement was reproduced and mailed, was $[    ] per share.

Who Can Help if You Have Questions

        If you have any questions about the merger or the merger agreement or otherwise, you should contact Phillip J. Mucha, Chief Financial Officer and Secretary/Treasurer, at Bancorp Connecticut, Inc., 121 Main Street, Southington, Connecticut 06489 (860-620-5244). For additional information about Bancorp Connecticut, see "Annual Reports" and "Where You Can Find More Information," beginning on pages [            ] and [            ], respectively, of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE MEETING

        The following questions and answers are for your convenience only, and briefly address some commonly asked questions about the proposed merger and the meeting. You should still carefully read this entire proxy statement, including each of the attached annexes.

Q:
WHAT AM I BEING ASKED TO VOTE ON?

A.
You are being asked to vote on four matters: (1) to approve a merger agreement pursuant to which Banknorth will acquire Bancorp Connecticut; (2) to elect two directors to our board of directors; (3) to ratify the appointment of our independent accountants; and (4) to approve the adjournment of the meeting to a later date or dates, if necessary, to permit the further solicitation of proxies on the merger agreement if there are not sufficient votes at the time of the meeting to approve the merger agreement.

Q:
WHAT WILL I RECEIVE FOR MY SHARES OF BANCORP CONNECTICUT COMMON STOCK IF THE MERGER IS COMPLETED?

A:
At the effective time of the merger, each share of Bancorp Connecticut common stock issued and outstanding immediately prior to the effective time (other than certain shares held by Bancorp Connecticut and Banknorth and shares held by any dissenting stockholders) automatically will be cancelled and converted into the right to receive $28.00 in cash, without interest.

Q:
WHY IS THE BOARD OF DIRECTORS RECOMMENDING THAT I VOTE TO APPROVE THE MERGER?

A:
Our board of directors has unanimously determined that the terms of the merger agreement and the proposed merger are fair to and in the best interests of Bancorp Connecticut and our shareholders, and therefore unanimously recommends that you vote "FOR" approval and adoption of the merger agreement. See the discussion under the caption "The Proposed Merger—Reasons for the Merger and the Recommendation of Our Board of Directors" beginning on page [    ] of this proxy statement for more information.

Q:
IS THE MERGER SUBJECT TO ANY CONDITIONS?

A:
Yes. Before the merger can be completed, several conditions must be satisfied or waived, including obtaining the approval by the shareholders of Bancorp Connecticut and certain regulatory approvals. See the discussion under the caption "The Proposed Merger—Regulatory Approvals" beginning on page [    ] of this proxy statement for more information. You should also see the caption entitled "The Merger Agreement—Conditions to the Merger" beginning on page [    ] of this proxy statement for more information on all of the conditions to closing.

Q:
WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO BANCORP CONNECTICUT'S SHAREHOLDERS?

A:
For United States federal income tax purposes, your exchange of shares of common stock for cash generally will cause you to recognize a gain or loss measured by the difference between the cash you receive in the merger and your adjusted tax basis in your shares of common stock.

  TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND ON THE FACTS OF YOUR PARTICULAR SITUATION. YOU SHOULD CONSULT YOUR TAX AND OTHER ADVISORS.

  See the discussion under the caption "The Proposed Merger—Federal Income Tax Consequences" beginning on page [    ] of this proxy statement for more information.

Q:
WHAT CAN I DO IF I AM NOT SATISFIED WITH THE PAYMENT I WILL RECEIVE FOR MY SHARES?

A:
Under Delaware law, if you are not satisfied with the amount you are receiving in the merger, you are legally entitled to have the value of your shares judicially determined. Any consideration that you receive for your shares of common stock pursuant to such judicial valuation could be more or less than you would have received pursuant to the merger. To exercise your dissenters' appraisal rights, you must follow certain procedures under Delaware law. If you do not follow these procedures exactly, you will lose your dissenters' appraisal rights. See the discussion under the caption "The Proposed Merger—Appraisal Rights" beginning on page [    ] of this proxy statement for a summary of such provisions and Annex C to this proxy statement for the complete text of the Delaware appraisal statute.

Q:
HOW WILL THE DIRECTORS AND EXECUTIVE OFFICERS BENEFIT FROM THE MERGER?

A:
In addition to the benefits they will receive as shareholders, directors and executive officers of Bancorp Connecticut who have stock options or rights under profit sharing or bonus plans or employment or other agreements may receive additional compensation as the result of the merger. See the discussion under the caption "Interests of Certain Persons in the Merger" beginning on page [    ] of this proxy statement for more information.

Q:
WHAT VOTE IS REQUIRED TO APPROVE THE MERGER AGREEMENT?

A:
The merger agreement must be approved by the affirmative vote of the holders of a majority of the outstanding shares of our common stock.

Q:
WHY IS BANCORP CONNECTICUT ELECTING DIRECTORS AT THIS TIME?

A:
In light of the announcement of the merger in April, we postponed our 2002 annual meeting of shareholders originally scheduled for April 23, 2002. In accordance with our bylaws, two of our board members are due to stand for re-election at this time. If the merger is not completed, the newly elected directors will serve for three-year terms or until their replacements are elected. If the merger is completed, Banknorth will replace our board with its own appointees.

Q:
WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

A:
Directors will be elected by a plurality of the votes of the shares of our common stock represented in person or by proxy and entitled to vote at the meeting. Consequently, the two nominees receiving the highest number of votes at the meeting will be elected directors.

Q:
WHAT VOTE IS NEEDED TO RATIFY THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS?

A:
The appointment of the independent accountants must be ratified by the affirmative vote of a majority of the shares of our common stock represented in person or by proxy and entitled to vote at the meeting.

Q:
WHAT VOTE IS NEEDED TO ADJOURN THE MEETING?

A.
The proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies on the merger agreement in the event there are not sufficient votes at the time of the meeting to approve the merger agreement must be approved by the affirmative vote of a majority of the shares of our common stock represented in person or by proxy and entitled to vote at the meeting.

Q:
WHAT DO I NEED TO DO NOW?

A:
Carefully consider the enclosed information, then indicate how you want to vote and sign and return your proxy card in the enclosed envelope as soon as possible. Your shares will then be voted at the meeting in accordance with your instructions.

Q:
HOW DO I VOTE MY SHARES?

A:
YOU MAY AUTHORIZE THE PROXY HOLDERS TO VOTE FOR YOU.    After you have carefully reviewed this entire proxy statement, including the attached annexes, please mark your vote on the enclosed proxy card, sign it and mail it to us in the enclosed postage prepaid envelope as soon as possible. Doing so will ensure that your shares will be voted at the meeting. If you mark your voting instructions on the proxy card, then your shares will be voted by the proxy holders as you instruct. If you sign and return the proxy card and do not indicate how you want to vote, your shares will be voted "FOR" the approval of the merger agreement, "FOR" the election of all directors, "FOR" the ratification of our independent accountants, and "FOR" adjournment of the meeting to a later date or dates, if necessary, to permit further solicitation of proxies on the merger agreement in the event there are not sufficient votes at the time of the meeting to approve the merger agreement.

  YOU MAY VOTE IN PERSON.    During the meeting, we will pass out written ballots to anyone who is entitled to vote and wants to vote. However, if your shares are not held in your name, you must request a proxy from the registered holder. Typically, shares purchased through a stockbroker are held in the name of an entity designated by the brokerage firm, which is referred to as a "street name" holder. Any shares held in "street name" cannot be voted without a proxy obtained from your broker.

Q:
IF MY SHARES ARE HELD IN "STREET NAME", WILL MY BROKER, BANK OR OTHER NOMINEE AUTOMATICALLY VOTE MY SHARES OF COMMON STOCK FOR ME?

A:
Your broker, bank, or other nominee will vote your shares held in "street name" only if you provide written instructions as to how you want your shares voted. You should follow the directions provided by your broker, bank, or other nominee regarding how to instruct your broker, bank, or other nominee to vote your shares. Without instructions, your shares held in "street name" will not be voted by your broker, bank or other nominee on the merger agreement proposal, and the failure to vote your shares will have the same effect as a vote AGAINST the approval of the merger agreement.

Q:
WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

A:
If you do not sign and return the enclosed proxy card and you do not otherwise sign a proxy from your broker, bank, or other nominee (for any shares held in "street name"), or if you do not vote your shares in person at the meeting, your shares will not be voted. If your shares are not voted, it will have the same effect as a vote AGAINST the merger agreement.

Q:
HOW CAN I CHANGE MY VOTE AFTER I INSTRUCT MY BROKER, BANK, OR OTHER NOMINEE TO VOTE MY SHARES HELD IN "STREET NAME"?

A:
If you hold your shares in "street name" and have instructed your broker, bank, or other nominee to vote your shares, you must follow the directions from your broker, bank or other nominee on how to change your vote.

Q:
HOW CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY CARD IF MY SHARES ARE NOT HELD IN "STREET NAME"?

A:
If you have not voted through your broker, bank, or other nominee, there are three ways you can change your vote after you have sent in your proxy card:

  First, you may send a written notice to our Secretary c/o Bancorp Connecticut, Inc., 121 Main Street, Southington, Connecticut 06489, before your shares have been voted at the meeting, stating that you are revoking your proxy.

  Second, you may complete a new proxy card and provide it to our Secretary at the above address before your shares have been voted at the meeting. Any earlier proxy will be revoked automatically.

  Third, you may attend the meeting and vote in person. Any earlier proxy will be revoked. However, simply attending the meeting without voting will not revoke your proxy.

Q:
SHOULD I SEND IN MY COMMON STOCK CERTIFICATES NOW?

A:
No. Instructions for submitting common stock certificates will be sent to you after the merger has been completed.

Q:
WHEN DOES BANCORP CONNECTICUT EXPECT THE MERGER TO BE COMPLETED?

A:
We anticipate completing the merger in the third quarter of 2002. The merger cannot occur unless the merger agreement is approved and adopted by the holders of a majority of the outstanding shares of common stock of Bancorp Connecticut, all regulatory approvals are received for the merger and the bank merger, and the other conditions are satisfied or waived. See the discussion under the caption "The Merger Agreement—Conditions to the Merger" beginning on page [    ] of this proxy statement for more information.

Q:
HAS THE COMPANY HIRED ANYONE TO SOLICIT PROXIES IN CONNECTION WITH THE MEETING?

A:
Bancorp Connecticut has hired Morrow & Co., Inc. to solicit proxies in connection with the meeting. The terms of Bancorp Connecticut's arrangement with Morrow & Co., Inc. are described in the section entitled "The Meeting—Solicitation of Proxies" beginning on page [    ] of this proxy statement.

Q:
WHO CAN HELP ANSWER MY QUESTIONS?

A:
If you have more questions about the merger, you should contact:

  Bancorp Connecticut, Inc.
  121 Main Street
  Southington, Connecticut 06489
  Attn: Phillip J. Mucha, Chief Financial Officer and Treasurer/Secretary
  Telephone: (860) 620-5244

  You can also contact our proxy solicitor at:

  Morrow & Co., Inc.
  445 Park Avenue
  New York, N.Y. 10022
  Attn: Frederick J. Marquardt
  Telephone: (800) 607-0088

GENERAL INFORMATION

        This document constitutes a proxy statement and is being furnished in connection with the solicitation of proxies by the board of directors of Bancorp Connecticut to be used at the meeting of shareholders of Bancorp Connecticut to be held on Thursday, August 15, 2002. There are four matters that you will be asked to vote on at the meeting. The first matter is to consider and vote upon the merger agreement between Bancorp Connecticut and Banknorth, which provides, among other things, for the merger of Bancorp Connecticut with Merger Sub, which is a wholly-owned subsidiary of Banknorth. As a result of the merger, Bancorp Connecticut will become a wholly-owned subsidiary of Banknorth. The second matter is to elect two directors to our board of directors. The third matter is to ratify the appointment of our independent accountants. The fourth matter is to vote on the adjournment of the meeting to a later date or dates, if necessary, to permit further solicitation of proxies on the merger agreement in the event there are not sufficient votes at the time of the meeting to approve the merger agreement.

THE COMPANIES

Bancorp Connecticut, Inc.

        Bancorp Connecticut is the holding company for SSB, which is the largest commercial bank (based on asset size) headquartered in Connecticut. SSB, established in 1860, is a full-service community financial institution, offering a wide range of commercial and consumer services. These services include demand and term deposits, loans, uninsured investment products, and insurance products. SSB presently operates through 6 full-service banking offices in Southington, Connecticut and the towns of Kensington, Wallingford and Cheshire, Connecticut. At March 31, 2002, Bancorp Connecticut had total assets of $676.2 million, deposits of $421.7 million, loans of $337.0 million, and shareholders' equity of $58.5 million. Bancorp Connecticut is a Delaware corporation, and SSB is a Connecticut-chartered bank and trust company. The principal executive offices of Bancorp Connecticut are located at 121 Main Street, Southington, Connecticut 06489, and its telephone number is (860) 628-0351.

Banknorth Group, Inc.

        Banknorth is one of the country's 35 largest commercial banking companies, with total assets of $20.9 billion at March 31, 2002. Banknorth's banking subsidiary, Banknorth, N.A., operates 307 banking offices through banking divisions in Maine, New Hampshire, Massachusetts, Vermont, New York and Connecticut. Its Connecticut banking division currently operates banking offices in Glastonbury, East Hartford, Colchester, Portland, Rocky Hill and Wethersfield. Banknorth also operates subsidiaries and divisions in insurance, investment planning, money management, leasing, merchant services, mortgage banking, government banking, and other financial services. Banknorth is a Maine corporation. Its principal executive offices are located at Two Portland Square, Portland, Maine 04112. Its telephone number is (207) 761-8500.

BKNG Merger Corp.

        BKNG Merger Corp. is a Delaware corporation and wholly-owned subsidiary of Banknorth which was formed for the purpose of effecting the merger. Merger Sub will not conduct any business other than in connection with its formation and capitalization and the transactions contemplated by the merger agreement.

THE MEETING

Date, Place and Time

        A meeting of the shareholders of Bancorp Connecticut will be held at 2:00 p.m. local time on Thursday, August 15, 2002 at The Aqua Turf Club, 556 Mulberry Street, Plantsville, Connecticut 06479.

Matters to Be Considered

        At the meeting, you will be asked to consider and vote upon four matters: (1) the approval of the merger agreement between Bancorp Connecticut and Banknorth; (2) the election of two directors to our board; (3) the ratification of the appointment of our independent accountants; and (4) a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the merger agreement. You also may be asked to vote upon such other matters as may properly come before the meeting. Your board of directors unanimously recommends that you vote "FOR" the approval of the merger agreement, "FOR" the election of all directors nominated, "FOR" the ratification of the appointment of our independent accountants and "FOR" the proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies on the merger agreement.

Record Date; Voting Power

        The board of directors of Bancorp Connecticut has fixed the close of business on July 1, 2002 as the record date for the determination of holders of Bancorp Connecticut common stock entitled to notice of and to vote at the meeting and any adjournment or adjournments. Each share of Bancorp Connecticut common stock entitles the holder to one vote at the meeting on all matters properly presented at the meeting. At the close of business on the record date, there were [5,172,220] shares of Bancorp Connecticut common stock outstanding and entitled to vote.

Quorum; Vote Required

        A quorum, consisting of the holders of a majority of the issued and outstanding shares of Bancorp Connecticut common stock, must be present in person or by proxy before any action may be taken at the meeting. The affirmative vote of the holders of a majority of the outstanding shares of Bancorp common stock is necessary to approve the merger agreement. Directors will be elected by a plurality of the votes of the shares of our common stock represented in person or by proxy and entitled to vote on the election of directors. The ratification of the appointment of the independent accountants requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the meeting. Approval of the proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies on the merger agreement requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the meeting.

        The proposal to adopt the merger agreement is considered a "non-discretionary item" whereby brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions and such broker "non-votes" at the meeting will be considered in determining the presence of a quorum at the meeting but will not be counted as a vote cast for the approval of the merger agreement. Because the proposal to adopt the merger agreement is required to be approved by the holders of a majority of the outstanding shares of common stock, abstentions and broker "non-votes" will have the same effect as a vote against this proposal at the meeting.

        In connection with the execution of the merger agreement, Banknorth and the directors of Bancorp Connecticut entered into an agreement pursuant to which, among other things, such persons agreed to vote their shares of Bancorp Connecticut common stock (approximately [7.37]% of outstanding shares, exclusive of presently-exercisable stock options) in favor of the merger agreement at the meeting. All together the directors and executive officers of Bancorp Connecticut can cast approximately [7.50]% of the votes entitled to be cast at the meeting (exclusive of presently-exercisable stock options), and all are expected to be cast in favor of the merger agreement, in favor of the election of all directors nominated, in favor of the ratification of our independent accountants and in favor of the proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies on the merger agreement in the event there are not sufficient votes at the time of the meeting to approve the merger agreement. See "Election of Directors—Stock Ownership of Directors and Executive Officers" beginning on page [    ] of this proxy statement, and "The Merger Agreement—Shareholder Agreements" beginning on page [    ] of this proxy statement for more information.

Voting and Revocation of Proxies

        Each copy of this document mailed to holders of Bancorp Connecticut common stock is accompanied by a form of proxy for use at the meeting. Any shareholder executing a proxy may revoke it at any time before it is voted by:

  •
  filing written notice of revocation with the Secretary of Bancorp Connecticut at the address set forth on our notice of meeting of shareholders;

  •
  executing a later-dated proxy; or

  •
  attending the meeting and voting in person. Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.

        Each proxy returned to Bancorp Connecticut (and not revoked) by a holder of Bancorp Connecticut common stock, will be voted in accordance with the instructions indicated on the proxy. If no instructions are indicated, the proxy will be voted "FOR" approval of the merger agreement, "FOR" the election of all directors, "FOR" the ratification of the appointment of the independent accountants, and "FOR" adjournment of the meeting to a later date or dates, if necessary, to permit further solicitation of proxies on the merger agreement in the event there are not sufficient votes at the time of the meeting to approve the merger agreement. Executed but unmarked proxies will be voted "FOR" all matters.

        It is not expected that any matter other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxies will vote in accordance with their judgment with respect to such matters.

Solicitation of Proxies

        Bancorp Connecticut will bear all costs of mailing this proxy statement to its shareholders, as well as all other costs incurred by it in connection with the solicitation of proxies from its shareholders on behalf of its board of directors. In addition to solicitation by mail, the directors, officers and employees of Bancorp Connecticut, SSB, and its subsidiaries may solicit proxies from shareholders by telephone, telegram or in person without compensation other than reimbursement for their actual expenses. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Bancorp Connecticut will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

        Bancorp Connecticut has retained Morrow & Co., Inc., a professional proxy solicitation firm, to assist it in the solicitation of proxies. The fee payable to such firm in connection with the merger is $5,000, plus reimbursement for reasonable out-of-pocket expenses.

PROPOSAL NUMBER ONE: THE PROPOSED MERGER

        The following information relating to the proposed merger does not purport to be complete and is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A. All shareholders are urged to read the merger agreement carefully.

General

        Under the terms and conditions set forth in the merger agreement, Merger Sub, a wholly-owned subsidiary of Banknorth which was formed solely to facilitate the merger, will be merged with and into Bancorp Connecticut, with Bancorp Connecticut continuing as the surviving corporation. As a result of the merger, Bancorp Connecticut will become a wholly-owned subsidiary of Banknorth, and the separate corporate existence of Merger Sub will cease.

        Upon completion of the merger, our shareholders will no longer own any shares of Bancorp Connecticut common stock and will not, as a result of the merger, own any common stock of either Banknorth or Merger Sub.

        Immediately following the merger, our banking subsidiary, SSB, will be merged into Banknorth's banking subsidiary, Banknorth, N.A. Following the merger, SSB will no longer exist as a separate bank.

What Shareholders Will Receive in the Merger

        At the effective time of the merger, each share of Bancorp Connecticut common stock issued and outstanding immediately prior to the effective time (other than certain shares held by Bancorp Connecticut and Banknorth and shares held by any dissenting stockholders) automatically will be cancelled and converted into the right to receive $28.00 in cash, without interest.

        You will have to surrender your Bancorp Connecticut common stock certificates to receive this payment. American Stock Transfer, as paying agent, will send you written instructions for surrendering your common stock certificates after we have completed the merger. Do not send your common stock certificates at this time.

What Option Holders Will Receive in the Merger

        Each option to purchase our common stock outstanding and unexercised immediately prior to the effective time of the merger, whether or not then vested and exercisable, will be terminated. Each holder of such an option will receive a cash payment equal to the product obtained by multiplying (i) the difference between $28.00 and the per share exercise price applicable to such option by (ii) the number of shares of Bancorp Connecticut common stock applicable to such option. Pursuant to the merger agreement, Bancorp Connecticut will take all action necessary to provide for such termination and payment effective at or prior to the effective time of the merger.

Background of the Merger

        From time to time over the past several years, Bancorp Connecticut's management and board of directors have regularly considered various strategic alternatives as part of their continuing efforts to enhance Bancorp Connecticut's community banking franchise and to maximize shareholder value. These strategic alternatives have included continuing as an independent institution, growing internally and through the acquisition of branches and of other community banks, and entering into a strategic merger with similarly-sized or larger institutions. The board has also increased cash dividends, declared a special dividend, declared stock dividends, and adopted share repurchase programs to similarly enhance shareholder value.

        In November 2001, Mr. William J. Ryan, the chairman, president and chief executive officer of Banknorth, contacted Mr. Robert D. Morton, the chairman, president and chief executive officer of Bancorp Connecticut, to invite him to lunch in Boston, Massachusetts. Mr. Ryan invited Mr. Morton at the suggestion of Sandler O'Neill, which from time to time has acted as financial advisor to Bancorp Connecticut. The meeting between Mr. Ryan and Mr. Morton was a general introductory one, and they did not discuss any specifics of a proposed transaction. During the meeting, Mr. Ryan and Mr. Morton determined that they would talk again. From that time until mid-January 2002, they exchanged telephone calls to attempt to meet again.

        Mr. Ryan and Mr. Morton met again on January 14, 2002 for dinner in Berlin, Connecticut. Mr. Ryan indicated to Mr. Morton the desire of Banknorth to expand into Connecticut. Mr. Morton indicated that Bancorp Connecticut has at various times looked at several strategic acquisitions or mergers but that, in the past, Bancorp Connecticut and the other parties were not able to reach agreement on any specific terms. Mr. Morton indicated that price has always been an issue. Mr. Ryan indicated that he would look into whether it might make sense for Banknorth to propose a potential transaction.

        After Mr. Morton's meeting with Mr. Ryan, Mr. Morton contacted Sandler O'Neill, in mid to late January, to inform them of his meeting. Sandler O'Neill proposed to Mr. Morton that Bancorp Connecticut execute a financial advisory services agreement with Sandler O'Neill. (The agreement was later authorized by the Bancorp Connecticut board at its February 20, 2002 meeting, and signed by Mr. Morton on March 20, 2002.)

        In early February, Mr. Ryan and Mr. Morton had a telephone conversation regarding a possible transaction between Banknorth and Bancorp Connecticut. During that phone conversion, Mr. Ryan discussed either an all stock transaction, or a combination stock/cash transaction, at a proposed price which was lower than the price of $28.00 per share.

        During December to February, Mr. Morton also was approached and received inquiries from two other financial institutions regarding a possible strategic transaction involving Bancorp Connecticut.

        At Bancorp Connecticut's board of directors regular meeting of February 20, 2002, Mr. Morton gave a summary of possible strategic transaction opportunities, including two possible acquisition candidates, and three financial institutions which had contacted Mr. Morton to discuss a possible merger transaction with Bancorp Connecticut. Mr. Morton provided the board with a summary of the discussions with representatives from these institutions, including Mr. Ryan of Banknorth. He also provided the board with an overview of the institutions, including Banknorth, from information obtained from public sources, including a list of perceived attributes of each institution and a summary of analysts' opinions. He further provided the board with his views on the state of the current market for possible strategic opportunities, the pros and cons of several of the opportunities presented, their respective impact on Bancorp Connecticut's shareholders, customers, employees, and community, and the challenges facing Bancorp Connecticut if it were to remain an independent institution.

        The board held an extensive discussion regarding the opportunities as summarized by Mr. Morton, and the information and analyses provided by him. At the end of this discussion, the board authorized Mr. Morton to exchange confidentiality agreements with Banknorth and to retain Sandler O'Neill as financial advisor.

        Soon after the board meeting, Mr. Morton contacted Sandler O'Neill regarding the substance of the board meeting. On February 21, 2002, Mr. Morton informed Robinson & Cole, legal counsel to Bancorp Connecticut, that Bancorp Connecticut may be pursuing a possible transaction with another party, including Banknorth.

        On March 7, 2002, Bancorp Connecticut sent to Mr. Ryan a confidentiality agreement and cover letter, asking him to provide more detail concerning a potential transaction. In addition, Bancorp

Connecticut, in consultation with Sandler O'Neill, sent a confidentiality agreement and cover letter to two other parties which had expressed an earlier interest in possibly pursuing a strategic transaction.

        Banknorth executed its form of confidentiality agreement on March 8, 2002. The two other potentially interested parties executed confidentiality letters at about the same time.

        On or about March 14, 2002, Sandler O'Neill received a non-binding indication of interest letter from Banknorth. The letter indicated that based on the current trading price of Banknorth's common stock, Banknorth would be prepared to issue its common stock with a value equal to $26.00 per share in exchange for each share of Bancorp Connecticut common stock. The actual number would be based on a fixed exchange rate to be determined based on the trading prices of Banknorth common stock during a short period prior to public announcement of the transaction. The letter also indicated that if Bancorp Connecticut preferred a cash transaction, Banknorth would be prepared to pay $28.00 for each share of Bancorp Connecticut common stock. The letter also indicated that Banknorth would be prepared to discuss a transaction which provided for merger consideration which consisted of a combination of stock and cash. The letter also discussed other proposed terms of a transaction, and indicated that Banknorth's indication of interest was subject to its completion of a due diligence review of Bancorp Connecticut.

        On or about March 18, 2002, Sandler O'Neill also received a non-binding proposal from another potentially interested party. The other party indicated that it was prepared to offer a value per share which was less than the all-cash value offered by Banknorth, and required that 50% of the aggregate consideration to be received by Bancorp Connecticut shareholders must be in the offeror's stock. The letter also discussed other proposed terms of a transaction, and indicated that it was subject to completion of a due diligence review of Bancorp Connecticut.

        The Bancorp Connecticut board of directors held a special meeting on March 20, 2002. Bancorp Connecticut's legal counsel, Robinson & Cole, and financial advisors, Sandler O'Neill, also attended. At that meeting, Sandler O'Neill distributed information relating to a possible strategic transaction with Banknorth and another potentially interested party. Sandler O'Neill presented to the board information regarding Bancorp Connecticut, a summary of transactions in the industry, valuation analyses, an overview of the two indications of interest received, information regarding Banknorth and the other company submitting an indication of interest, and other financial information relevant to the consideration of a strategic transaction. Sandler O'Neill also reviewed the advantages of considering an "all cash" transaction, which would provide shareholders with a certain value for their shares. Robinson & Cole summarized the board's legal duties.

        The board held extensive discussions concerning the information presented. The directors discussed, among other things, the challenges of remaining an independent banking company; the ability of Bancorp Connecticut to engage in other strategic transactions, such as acquisitions; whether to proceed with a strategic transaction; whether a transaction, as proposed by either Banknorth or the other institution, was in the best interests of Bancorp Connecticut and its shareholders; the effect of the transaction on Bancorp Connecticut's customers, employees, and community; and other matters. There was also extensive discussion whether an all cash transaction was desirable. Following these discussions, the board authorized Sandler O'Neill to approach the other potentially interested party to give them the opportunity to propose an all-cash price and to ask Banknorth to increase its all-cash offer. The board also authorized management to proceed to allow Banknorth to proceed with the due diligence process and to move towards negotiation of a definitive agreement for an all cash transaction, if the other potentially interested party's proposed price was not in excess of Banknorth's proposed price. At this meeting, Mr. Morton executed the financial advisory agreement, dated as of January 25, 2002, with Sandler O'Neill.

        Soon after that meeting, Sandler O'Neill contacted Mr. Morton to indicate that Banknorth would not increase its all-cash proposed price, and that the other potentially interested party's proposed price did not exceed Banknorth's proposed price. Therefore, Mr. Morton instructed Sandler O'Neill that Banknorth could conduct its due diligence review of Bancorp Connecticut.

        On March 22, 2002 first drafts of the proposed merger agreement and certain related agreements were forwarded by Banknorth's legal counsel. On March 27, 2002 and March 28, 2002, Banknorth conducted due diligence. Sandler O'Neill representatives were present at some of these meetings. From March 22 to April 10, legal counsel for both Bancorp Connecticut and Banknorth, together with the parties' respective financial advisors, continued to negotiate the merger agreement and related documents. Bancorp Connecticut during this time also compiled information necessary for the disclosure schedules related to the merger agreement.

        On Saturday, April 6, 2002, the board of directors of Bancorp Connecticut held a special meeting to consider a proposed merger. Also attending the meeting were representatives from Sandler O'Neill and Robinson & Cole, and Bancorp Connecticut's chief financial officer, Mr. Phillip J. Mucha. At that meeting, Mr. Morton provided an update of the status of the merger discussions with Banknorth. Sandler O'Neill distributed information relating to a possible strategic transaction with Banknorth, and reviewed the financial aspects of the proposed transaction. Representatives of Sandler O'Neill indicated that their firm would be prepared to issue a fairness opinion if a transaction were to be agreed substantially on the terms discussed by the Board.

        Robinson & Cole reviewed the terms of the proposed merger agreement and related documents with the board, indicated the unresolved issues, and discussed the board's legal duties. There was an extensive discussion of various aspects of the transaction among members of the board, management and Bancorp Connecticut's financial and legal advisors. The board decided at that meeting to postpone voting on the merger agreement until all unresolved business issues were settled.

        On Wednesday, April 10, 2002, all open issues had been resolved, and the board held a special board meeting by telephone. Also participating by telephone were representatives of Sandler O'Neill and Robinson & Cole. Following a discussion of the transaction and the resolution of the open issues, Sandler O'Neill delivered its oral fairness opinion to the Bancorp Connecticut board of directors, subsequently confirmed in writing, which stated that as of such date and based upon and subject to the matters stated in their opinion, the consideration to be received in the merger was fair from a financial point of view to Bancorp Connecticut's shareholders. By unanimous vote of all directors present, the Bancorp Connecticut board approved the merger agreement and the transactions contemplated by the merger agreement. Bancorp Connecticut and Banknorth issued a joint press release announcing the transaction early on April 11, 2002.

Reasons for the Merger and the Recommendation of Our Board of Directors

        At its board meeting on April 10, 2002, Bancorp Connecticut's board of directors determined that the merger is fair and in the best interests of Bancorp Connecticut and its shareholders and, by the unanimous vote of all the directors present at the meeting, approved and adopted the merger agreement and the merger. ACCORDINGLY, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

        The board of directors believes that the terms of the merger agreement, which are the product of arm's-length negotiations between representatives of Bancorp Connecticut and Banknorth, are fair and in the best interests of Bancorp Connecticut and its shareholders. In the course of reaching its determination, the board of directors consulted with its legal counsel regarding its legal duties, the terms of the merger agreement and related issues; with its financial advisors regarding the financial aspects and the fairness of the transaction; and with senior management of SSB regarding, among other things, operational matters.

        In reaching its determination to approve the merger agreement, the board of directors considered all factors it deemed material. The board of directors analyzed information with respect to the financial condition, results of operations, businesses and prospects of Bancorp Connecticut, SSB, and its subsidiaries. In this regard, the board of directors considered the performance trends of Bancorp Connecticut, SSB, and its subsidiaries over the past several years. The board of directors compared Bancorp Connecticut's current and anticipated future consolidated operating results to publicly available financial and other information for other similarly sized banking institutions. The board also considered the ability of Bancorp Connecticut to grow as an independent institution, the prospects of Bancorp Connecticut to make potential acquisitions, and its ability to further enhance shareholder value without engaging in a strategic transaction.

        The board of directors used this information in analyzing the options available to Bancorp Connecticut.

        In reaching its decision to approve the merger agreement and the merger, the board of directors also considered a number of factors, including the following:

          1.    The merger represents an opportunity for Bancorp Connecticut's shareholders to realize a premium over recent market prices for their common stock. The merger price per share represents a 22.5% premium over the closing price of our common stock on the day before the merger was announced, and a 25.6% premium over the average closing price of our common stock for the four-week period immediately preceding the merger announcement.

          2.    The board of directors considered the opinion of Sandler O'Neill, as of April 10, 2002 (which has been updated through the date of this proxy statement), made to the board of directors that the cash payment of $28.00 per share was fair to Bancorp Connecticut's shareholders from a financial point of view, as described under "The Proposed Merger—Opinion of Our Financial Advisor" beginning on page [    ] of this proxy statement. The board of directors reviewed the assumptions and results of the various valuation methodologies employed by Sandler O'Neill in arriving at its opinion and found those assumptions and results to be reasonable.

          3.    The board of directors considered the current operating environment, including but not limited to the continued consolidation and increasing competition in the banking and financial services industries, the prospects for further changes in these industries, and the importance of being able to capitalize on developing opportunities in these industries. The board of directors also considered the current and prospective economic and competitive conditions facing Bancorp Connecticut, SSB and its subsidiaries in its market areas. The board also considered the challenges facing Bancorp Connecticut in remaining an independent banking institution, the lack of opportunities to grow through potential acquisitions or "merger of equals," and the difficulties of further enhancing shareholder value.

          4.    The board of directors reviewed the terms and conditions of the merger agreement, including the parties' respective representations, warranties and covenants, the conditions to closing, and the fact that the merger agreement permits Bancorp Connecticut's board of directors, in the exercise of its fiduciary duties, under certain conditions, to furnish information to, or engage in negotiations with, a third party which has submitted an unsolicited superior proposal to acquire Bancorp Connecticut, and provisions providing for Bancorp's Connecticut's payment of a $7.5 million termination fee to Banknorth in certain circumstances.

          5.    The board of directors considered the ability of Banknorth to pay the aggregate purchase price, and accordingly, together with its financial advisor and management, reviewed Banknorth's financial condition, results of operations, liquidity and capital position.

          6.    The board of directors considered the likelihood of the merger being approved by the appropriate regulatory authorities. See "The Proposed Merger—Regulatory Approvals" beginning on page [    ] of this proxy statement for more information.

          7.    The board of directors examined current financial market conditions and historical market prices and trading information with respect to shares of Bancorp Connecticut common stock. In particular, the board noted the relative illiquidity of the Bancorp Connecticut common stock.

          8.    The board of directors considered the merger's impact on Bancorp Connecticut's customers and employees. The board viewed the impact on customers and employees as positive, in that they would become part of the geographically diversified institution with greater resources than Bancorp Connecticut. The board also viewed as positive Banknorth's statement that it had no present intention to close any of SSB's branches.

          9.    The board of directors considered the merger's impact on civic and charitable groups in the local Southington communities. The board viewed the willingness of Banknorth to make charitable or civic contributions of at least $100,000 for the following 3 calendar years to organizations or causes located in the Southington area as positive.

          10.  The board of directors also considered the fact that the merger consideration is all cash, which provides certainty of value to Bancorp Connecticut's shareholders as compared to a stock transaction.

          11.  The board of directors also considered the fact that the shareholders of Banknorth would not be required to approve the merger agreement.

          12.  The board of directors considered the advice of its financial advisor that the advisor had sought indications of interest from other financial institutions that were both most likely to have an interest in acquiring Bancorp Connecticut and capable of consummating such an acquisition.

        In approving the merger, the board of directors was aware that as a result of the merger, Bancorp Connecticut common stock will no longer be publicly traded.

        This description of the information and factors considered by our board of directors is not intended to be exhaustive, but is believed to include all material factors the board considered. In determining whether to approve and recommend the merger agreement, our board of directors did not assign any relative or specific weights to any of the foregoing factors, and individual directors may have weighed factors differently. After deliberating with respect to the merger and the merger agreement, considering, among other things, the reasons discussed above and the opinion of Sandler O'Neill referred to above, our board of directors approved and adopted the merger agreement and the merger as being in the best interests of Bancorp Connecticut and its shareholders, based on the total mix of information available to the Board.

Opinion of Our Financial Advisor

        By letter agreement dated as of January 25, 2002, Bancorp Connecticut retained Sandler O'Neill as an independent financial advisor in connection with Bancorp Connecticut's consideration of a possible business combination involving the Company and a second party. Sandler O'Neill has acted, from time to time, as financial advisor to Bancorp Connecticut. The board chose Sandler O'Neill because of this past experience, and because Sandler O'Neill is a nationally recognized investment banking firm which specializes in the financial institution industry, and because it is experienced in the valuation of financial institutions in connection with mergers and acquisitions. In the ordinary course of its investment banking business, Sandler O'Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

        Sandler O'Neill acted as financial advisor to Bancorp Connecticut in connection with the proposed merger with Banknorth and participated in certain of the negotiations leading to the merger agreement. At the request of Bancorp Connecticut's board, representatives of Sandler O'Neill attended meetings of the board on April 6 and 10, 2002 at which the board considered and approved the merger agreement. At the April 10th meeting, Sandler O'Neill delivered to the Bancorp Connecticut board its opinion that, as of such date, the merger consideration was fair to Bancorp Connecticut shareholders from a financial point of view. Sandler O'Neill has also delivered to the Bancorp Connecticut board a written opinion dated the date of this proxy statement which is substantially identical to the April 10, 2002 opinion. The full text of Sandler O'Neill's opinion is attached as Appendix B to this proxy statement. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O'Neill in rendering the opinion. The description of the opinion set forth below is qualified in its entirety by reference to the opinion. Bancorp Connecticut shareholders are urged to read the opinion carefully and in its entirety in connection with their consideration of the proposed merger.

        Sandler O'Neill's opinion was directed to the Bancorp Connecticut board and was provided to the board for its information in considering the merger. The opinion is directed only to the fairness of the merger consideration to Bancorp Connecticut shareholders from a financial point of view. It does not address the underlying business decision of Bancorp Connecticut to engage in the merger or any other aspect of the merger and is not a recommendation to any Bancorp Connecticut shareholder as to how such shareholder should vote at the meeting with respect to the merger or any other matter.

        Although Sandler O'Neill evaluated the fairness, from a financial point of view, to the Bancorp Connecticut common stock holders of the consideration to be received pursuant to the merger agreement, the consideration itself was determined by Bancorp Connecticut and Banknorth through arm's-length negotiations. Bancorp Connecticut did not provide specific instructions to, or place any limitation on, Sandler O'Neill with respect to the procedures to be followed or the factors to be considered by Sandler O'Neill in performing their analysis or providing their opinion.

        In connection with rendering its opinion, Sandler O'Neill reviewed and considered, among other things:

  (1)
  the merger agreement;

  (2)
  certain publicly available financial statements and other historical financial information of Bancorp Connecticut that they deemed relevant;

  (3)
  certain publicly available financial statements and other historical financial information of Banknorth that they deemed relevant;

  (4)
  financial projections for Bancorp Connecticut for the years ending December 31, 2002 through 2005 prepared by and reviewed with management of Bancorp Connecticut and the views of senior management of Bancorp Connecticut, based on limited discussions with them, regarding Bancorp Connecticut's business, financial condition, results of operations and future prospects;

  (5)
  certain pro forma analyses of the impact of the merger on Banknorth's financial condition;

  (6)
  the publicly reported historical price and trading activity for Bancorp Connecticut's common stock, including a comparison of certain financial and stock market information for Bancorp Connecticut with similar publicly available information for certain other companies the securities of which are publicly traded;

  (7)
  the financial terms of certain recent business combinations in the financial institutions industry, to the extent publicly available;

  (8)
  the current market environment generally and the banking environment in particular; and

  (9)
  such other information, financial studies, analyses and investigations and financial, economic and market criteria as they considered relevant.

        In performing its reviews and analyses and in rendering its opinion, Sandler O'Neill assumed and relied upon the accuracy and completeness of all the financial information, analyses and other information that was publicly available or otherwise furnished to, reviewed by or discussed with it and further relied on the assurances of management of Bancorp Connecticut that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. Sandler O'Neill was not asked to and did not undertake an independent verification of the accuracy or completeness of any of such information and they did not assume any responsibility or liability for the accuracy or completeness of any of such information. Sandler O'Neill did not make an independent evaluation or appraisal of the assets, the collateral securing assets or the liabilities, contingent or otherwise, of Bancorp Connecticut or Banknorth or any of their respective subsidiaries, or the collectibility of any such assets, nor was it furnished with any such evaluations or appraisals. Sandler O'Neill is not an expert in the evaluation of allowances for loan losses and it has not made an independent evaluation of the adequacy of the allowance for loan losses of Bancorp Connecticut or Banknorth, nor has it reviewed any individual credit files relating to Bancorp Connecticut or Banknorth. With Bancorp Connecticut's consent, Sandler O'Neill has assumed that the respective allowances for loan losses for both Bancorp Connecticut and Banknorth are adequate to cover such losses. In addition, Sandler O'Neill has not conducted any physical inspection of the properties or facilities of Bancorp Connecticut or Banknorth. Sandler O'Neill is not an accounting firm and they relied, with Bancorp Connecticut's consent, on the reports of the independent accountants of Bancorp Connecticut and Banknorth for the accuracy and completeness of the audited financial statements furnished to them.

        Sandler O'Neill's opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the dates of its opinion. Sandler O'Neill assumed, in all respects material to its analysis, that all of the representations and warranties contained in the merger agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the merger agreement are not waived. Sandler O'Neill also assumed, with Bancorp Connecticut's consent, that there has been no material change in Bancorp Connecticut's and Banknorth's assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to them and that Bancorp Connecticut and Banknorth will remain as going concerns for all periods relevant to its analyses.

        In rendering its April 10, 2002 opinion, Sandler O'Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O'Neill, but is not a complete description of all the analyses underlying Sandler O'Neill's opinion. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O'Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O'Neill's comparative analyses described below is identical to Bancorp Connecticut and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of Bancorp Connecticut or the companies to which it is being compared.

        The earnings projections for Bancorp Connecticut relied upon by Sandler O'Neill in its analyses were based upon internal projections provided by Bancorp Connecticut's management for the years ending December 31, 2002 through December 31, 2005. With respect to such financial projections, Bancorp Connecticut's management confirmed to Sandler O'Neill that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management of the future financial performance of Bancorp Connecticut and Sandler O'Neill assumed for purposes of its analyses that such performance would be achieved. Sandler O'Neill expressed no opinion as to such financial projections or the assumptions on which they were based. The financial projections furnished to Sandler O'Neill by Bancorp Connecticut were prepared for internal purposes only and not with a view towards public disclosure. These projections were based on numerous variables and assumptions which are inherently uncertain and, accordingly, actual results could vary materially from those set forth in such projections.

        In performing its analyses, Sandler O'Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Bancorp Connecticut, Banknorth and Sandler O'Neill. The analyses performed by Sandler O'Neill are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Sandler O'Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Bancorp Connecticut board at the April 6 meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O'Neill's analyses do not necessarily reflect the value of Bancorp Connecticut's common stock or the prices at which Bancorp Connecticut's common stock may be sold at any time.

        Summary of Proposal.    Sandler O'Neill reviewed the financial terms of the proposed transaction. Based upon the merger consideration of $28.00 per share and Bancorp Connecticut's December 31, 2001 financial information, Sandler O'Neill calculated the following ratios:

Transaction value / LTM Core EPS(1)	17.5	x
Transaction value / book value	255.2%
Transaction value / tangible book value	255.2%
Tangible book premium / core deposits (2)	27.1%

  (1)
  Based on $1.68 Last Twelve Months' EPS from continuing operations.

  (2)
  Assumes all of Bancorp Connecticut's deposits other than $43,000,000 jumbo certificates of deposit are core deposits.

        The aggregate transaction value was approximately $157 million, based upon 5.62 million fully diluted shares of Bancorp Connecticut common stock outstanding, which was determined using the treasury stock method at the per share transaction value. For purposes of Sandler O'Neill's analyses, earnings per share were based on fully diluted earnings per share. Sandler O'Neill noted that the transaction value represented a 25.6% premium over the April 4, 2002 closing price of Bancorp Connecticut common stock of $22.30.

        Stock Trading History.    Sandler O'Neill reviewed the history of the reported trading prices and volume of Bancorp Connecticut's common stock and the relationship between the movements in the prices of Bancorp Connecticut's common stock to movements in certain stock indices, including the Standard & Poor's 500 Index, the NASDAQ Bank Index and the median performance of a composite group of publicly traded regional commercial banks selected by Sandler O'Neill. During the one year period ended April 4, 2002, Bancorp Connecticut's common stock outperformed the Nasdaq Bank Index and S&P 500 index and underperformed the regional group.

	Beginning Index Value April 3, 2001	Ending Index Value April 4, 2002
Bancorp Connecticut	100.00%	134.64%
Regional Group	100.00	147.07
Nasdaq Bank Index	100.00	125.88
S&P 500 Index	100.00	98.20

        Comparable Company Analysis.    Sandler O'Neill used publicly available information to compare selected financial and market trading information for Bancorp Connecticut and two groups of selected financial institutions. The first group consisted of Bancorp Connecticut and the following twelve publicly traded regional commercial banks (to which we refer as the Regional Group):

Century Bancorp Inc. Granite State Bankshares Inc. Westbank Corp. Bar Harbor Bankshares	Camden National Corp. Bancorp Rhode Island Inc. Northway Financial Inc. First National Lincoln Corp.	Capital Crossing Bank Merchants Bancshares Inc. Wainwright Bank & Trust Co. Slade's Ferry Bancorp

        Sandler O'Neill also compared Bancorp Connecticut to a group of twelve publicly traded commercial banks which had a return on average equity (based on last twelve months' earnings) of greater than 14% and a price-to-tangible book value of greater than 200% (to which we refer as the High Performing Group). The High Performing Group was comprised of the following institutions:

PennRock Financial Services Interchange Financial Services Community Bank of N. Virginia Virginia Commerce Bancorp Inc.	S.Y. Bancorp Inc. Merchants Bancshares Inc. Pennsylvania Commerce Bancorp Bryn Mawr Bank Corp.	Bank of the Ozarks Inc. Peapack-Gladstone Financial Resource Bankshares Corp. Bridge Bancorp Inc.

        The analysis compared publicly available financial information for Bancorp Connecticut as of and for each of the years ended December 31, 1996 through 2001 and the median data for each of the Regional Group and Highly Performing Group as of and for each of the years ended December 31,

1996 through 2001. The table below sets forth the comparative data as of and for the twelve months ended December 31, 2001, with pricing data as of April 4, 2002.

Bancorp Connecticut	Regional Group	High Performing Group
Total assets (in millions)	$663	$715	$680
Tangible equity/total assets	8.49%	7.20%	7.56%
Intangible assets/total equity	0.00%	5.66%	1.01%
Net loans/total assets	50.32%	65.03%	64.84%
Gross loans/total deposits	81.67%	92.39%	84.16%
Total borrowings/total assets	24.71%	14.66%	6.37%
Non-performing assets/total assets	0.13%	0.29%	0.15%
Loan loss reserve/gross loans	1.78%	1.40%	1.18%
Net interest margin	3.68%	4.09%	4.35%
Non-interest income/average assets	0.58%	0.69%	1.08%
Non-interest expense/average assets	2.03%	2.92%	3.34%
Efficiency ratio	50.24%	67.22%	63.02%
Return on average assets	1.47%	0.92%	1.33%
Return on average equity	16.08%	12.48%	17.01%
Price/tangible book value per share	203.24%	158.99%	248.27%
Price/LTM earnings per share	13.27	x	12.97	x	15.72	x
Dividend yield	4.30%	2.63%	2.00%
Dividend payout ratio	53.14%	34.05%	31.63%

        Analysis of Selected Merger Transactions.    Sandler O'Neill reviewed other transactions announced from January 1, 2001 to April 4, 2002 involving publicly traded commercial banks as acquired institutions with transaction values greater than $15 million. Sandler O'Neill reviewed 114 transactions announced nationwide and 17 transactions in the Northeast region, which was comprised of Connecticut, District of Columbia, Delaware, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Rhode Island and Vermont. Sandler O'Neill reviewed the multiples of transaction value at announcement to last twelve months' earnings, transaction value to projected earnings, transaction value to book value, transaction value to tangible book value, tangible book premium to core deposits and premium to market price and computed high, low, mean and median multiples and premiums for these transactions. These multiples were applied to Bancorp Connecticut's financial information as of and for the twelve months ended December 31, 2001. As illustrated in the following table, Sandler O'Neill derived an imputed range of values per share of Bancorp Connecticut's common stock of $20.58 to $31.64 based upon the median multiples for nationwide transactions and $21.91 to $32.85 based upon the median multiples for regional transactions.

	Nationwide Multiple		Implied Value	Regional Multiple		Implied Value
Deal price/LTM EPS(1)	18.0	x	$30.11	17.8	x	$29.80
Deal price/Estimated EPS(2)	16.3	x	$27.52	17.4	x	$29.27
Deal price/Stated book value	201%		$22.09	204%		$22.40
Deal price/Tangible book value	206%		$22.58	204%		$22.42
Tangible book premium/Core deposits(3)	13.2%		$20.58	14.1%		$21.91
Premium to market(4)	41.9%		$27.88	47.3%		$28.95
Premium to market(5)	41.9%		$31.64	47.3%		$32.85

(1)
Based on $1.68 LTM EPS from continuing operations.

(2)
Based on management expectations of $1.69 2002 EPS from continuing operations.

(3)
Assumes all of Bancorp Connecticut's deposits other than $43,000,000 in jumbo certificates of deposit are core deposits.

(4)
Based on Bancorp Connecticut's stock price of $19.65 as of market close on January 2, 2002.

(5)
Based on Bancorp Connecticut's stock price of $22.30 as of market close on April 4, 2002.

        Sandler O'Neill also reviewed transactions announced from January 1, 2001 to April 4, 2002 involving publicly traded savings institutions as acquired institutions with transaction values greater than $15 million. Sandler O'Neill reviewed 33 transactions announced nationwide and 12 transactions in the Northeast region. Sandler O'Neill reviewed the multiples of transaction value at announcement to last twelve months' earnings, transaction value to projected earnings, transaction value to book value, transaction value to tangible book value, tangible book premium to core deposits and premium to market price and computed high, low, mean and median multiples and premiums for these transactions. These multiples were applied to Bancorp Connecticut's financial information as of and for the twelve months ended December 31, 2001. As illustrated in the following table, Sandler O'Neill derived an imputed range of values per share of Bancorp Connecticut's common stock of $16.14 to $30.93 based upon the median multiples for nationwide transactions and $18.76 to $27.47 based upon the median multiples for regional transactions.

	Nationwide Multiple		Implied Value	Regional Multiple		Implied Value
Deal price/LTM EPS(1)	18.5	x	$30.93	15.7	x	$26.35
Deal price/Estimated EPS(2)	15.2	x	$25.56	14.8	x	$24.88
Deal price/Stated book value	147%		$16.14	182%		$19.93
Deal price/Tangible book value	148%		$16.26	216%		$23.66
Tangible book premium/Core deposits(3)	9.0%		$17.53	10.7%		$18.76
Premium to market(4)	37.2%		$26.95	23.2%		$24.20
Premium to market(5)	37.2%		$30.59	23.2%		$27.47

(1)
Based on $1.68 LTM EPS from continuing operations.

(2)
Based on management expectations of $1.69 2002 EPS from continuing operations.

(3)
Assumes all of Bancorp Connecticut's deposits other than $43,000,000 in jumbo certificates of deposit are core deposits.

(4)
Based on Bancorp Connecticut's stock price of $19.65 as of market close on January 2, 2002.

(5)
Based on Bancorp Connecticut's stock price of $22.30 as of market close on April 4, 2002.

        Discounted Dividend Stream and Terminal Value Analysis.    Sandler O'Neill also performed an analysis which estimated the future stream of after-tax dividend flows of Bancorp Connecticut through December 31, 2005 under various circumstances, assuming Bancorp Connecticut's current dividend payout ratio and that the company performed in accordance with the earnings forecasts reviewed with management. To approximate the terminal value of Bancorp Connecticut common stock at December 31, 2005, Sandler O'Neill applied price/earnings multiples ranging from 10x to 20x and multiples of tangible book value ranging from 100% to 350%. The dividend income streams and terminal values were then discounted to present values using different discount rates ranging from 9% to 15% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Bancorp Connecticut common stock. As illustrated in the following table, this analysis indicated an imputed range of values per share of Bancorp Connecticut common stock of $13.42 to $30.38 when applying the price/earnings multiples and $10.22 to $37.21 when applying multiples of tangible book value.

	Earnings Per Share Multiples				Tangible Book Value Multiples
Discount Rate
	10x	14x	16x	20x	100%	200%	250%	350%
9%	$16.42	$22.00	$24.79	$30.38	$12.31	$22.27	$27.25	$37.21
11	15.33	20.52	23.12	28.31	11.55	20.86	25.51	34.81
13	14.34	19.17	21.59	26.42	10.86	19.56	23.91	32.62
15	13.42	17.93	20.18	24.69	10.22	18.37	22.44	30.59

        In connection with its analyses, Sandler O'Neill considered and discussed with the Bancorp Connecticut Board how the present value analyses would be affected by changes in the underlying assumptions, including variations with respect to the growth rate of assets, net income and dividend payout ratio. Sandler O'Neill noted that the discounted dividend stream and terminal value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

        In connection with rendering the opinion included as an exhibit to this proxy statement, Sandler O'Neill confirmed the appropriateness of its reliance on the analyses used to render its April 10, 2002 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions upon which such analyses were based and the other factors considered in rendering its opinion.

        We have agreed to pay our financial advisor, Sandler O'Neill, certain fees in connection with the merger. We entered into an agreement with Sandler O'Neill, dated as of January 25, 2002, which provides that we must pay Sandler O'Neill a transaction fee equal to 1.25% of the aggregate purchase price of the merger, which includes the price to be paid for shares and options. With the merger consideration equal to $28.00 per share, the aggregate purchase price of the merger equals $157 million. Based on this amount, the transaction fee is $1.97 million.

        Under the terms of our agreement with Sandler O'Neill, we have already paid $150,000 of this amount to Sandler O'Neill, which was due on the public announcement of the merger. Another $150,000 is payable upon shareholder approval of the merger. The balance of $1.67 million is due upon the effective date of the merger. Also, we have paid $100,000 to Sandler O'Neill for its opinion as to the fairness of the merger consideration. This amount will be credited against the $1.67 million fee payable at the effective date of the merger.

        We have also agreed to pay Sandler O'Neill for its reasonable out-of-pocket expenses incurred in connection with rendering its services under the agreement. We have also agreed to indemnify Sandler O'Neill and its affiliates and their respective partners, directors, officers, employees, agents and controlling persons for certain expenses, losses, claims, damages or liabilities related to or arising out of the merger or the performance of Sandler O'Neill's services under their agreement with us.

        Sandler O'Neill has in the past provided certain other investment banking services to Bancorp Connecticut and has received compensation for such services. For calendar years 2000 and 2001, no such fees were paid. Sandler O'Neill has in the past provided certain investment banking services to Banknorth and has received compensation for such services and may provide, and receive compensation for, such services in the future, including during the pendency of the merger. In addition, in the ordinary course of its business as a broker-dealer, Sandler O'Neill may purchase securities from and sell securities to Bancorp Connecticut and Banknorth and their respective affiliates and may actively trade the debt and/or equity securities of Bancorp Connecticut and Banknorth and their respective affiliates for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Surrender of Common Stock Certificates

        American Stock Transfer and Trust Co. (to which we refer in this proxy statement as "American Stock Transfer") has been designated to act as paying agent for the benefit of holders of shares of our common stock in connection with the merger. Banknorth or Banknorth, N.A. will deposit with American Stock Transfer amounts sufficient, in the aggregate, to provide all funds necessary for American Stock Transfer to make payments to holders of our common stock in connection with the completion of the merger.

        Promptly after the date on which the merger is consummated, American Stock Transfer will send to each holder of shares of our common stock a letter of transmittal and instructions for use in surrendering the stock certificates. The letter of transmittal will specify that the delivery will be effected, and risk of loss and title will pass, only upon delivery of the stock certificates representing shares of our common stock to American Stock Transfer.

        Each holder of a share of our common stock that has been converted into the right to receive the per share merger consideration upon surrender to American Stock Transfer of a stock certificate or certificates representing such shares, together with a properly completed letter of transmittal covering such shares, shall receive the cash payment. Until surrendered in this manner, each such stock certificate will, after the effective time, represent for all purposes only the right to receive this cash payment. No interest will be paid or will accrue on the cash payment after the date upon which the merger has been consummated.

        If any portion of the cash payment is to be paid to a person other than the registered holder of the stock certificate surrendered in exchange therefor, the stock certificate being surrendered must be properly endorsed or otherwise be in proper form for transfer. In addition, the person requesting such payment must pay to American Stock Transfer any transfer or other taxes required as a result of such payment, or establish that such tax has been paid or is not applicable.

        At and after the closing date, there will be no further registration of transfers of our common stock on our records or those of our transfer agent. From and after the closing date, the holders of our common stock will cease to have any rights with respect to such shares except as provided in the merger agreement or applicable law.

Funding for the Merger

        Banknorth anticipates that Banknorth, N.A. will fund the acquisition out of available short-term investments, borrowings from the Federal Home Loan Bank of Boston under existing credit facilities, or a combination of both.

Termination of Registration

        Current shareholders will not have an opportunity to continue their equity interest in Bancorp Connecticut after the merger. Upon completion of the merger, our common stock will no longer be quoted on the Nasdaq National Market, trading information will no longer be available and the registration of our common stock under the Securities Exchange Act of 1934, as amended (to which we refer in this proxy as the "Exchange Act"), will be terminated.

Federal Income Tax Consequences

        The following discussion is a general summary of the material United States federal income tax consequences of the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (to which we refer in this proxy statement as the "Code"), final and temporary regulations promulgated by the United States Treasury Department, judicial authorities, and current rulings and administrative practice of the Internal Revenue Service, as currently in effect, all of which are subject to change at any time, possibly with retroactive effect. This discussion assumes that our common stock is held as a capital asset by each holder and does not address all aspects of federal income taxation that might be relevant to particular holders of our common stock in light of their status or personal investment circumstances, such as foreign persons, dealers in securities, regulated investment companies, life insurance companies, other financial institutions, tax-exempt organizations, pass-through entities, taxpayers who hold our common stock as part of a "straddle," "hedge" or "conversion transaction" or who have a "functional currency" other than the United States dollars or persons who have received our common stock as compensation or otherwise in connection with the performance of services of individuals. Further, this discussion does not address the state, local or foreign tax consequences of the merger.

        For United States federal income tax purposes, the merger of Merger Sub with and into Bancorp Connecticut will be treated as an acquisition by Banknorth of all the outstanding stock of Bancorp Connecticut. Each holder of shares of our common stock will be treated as exchanging such shares for cash.

        The receipt of the cash payment by holders of our common stock will be a taxable transaction for federal income tax purposes. Each holder's gain or loss per share will be equal to the difference between the per share cash consideration and the holder's adjusted tax basis per share in our common stock. A holder's gain or loss from the exchange will be a capital gain or loss. This gain or loss will be long-term if the holder has held our common stock for more than twelve months prior to the merger. Under current law, net long-term capital gains of individuals are subject to a maximum federal income tax rate of 20% (not taking into account any phase-out of tax benefits such as personal exemptions and certain itemized deductions) whereas the maximum federal income tax rate on ordinary income and net short-term capital gains (i.e., gain on capital assets held for not more than twelve months) of an individual is currently 38.6% (not taking into account any phase-out of tax benefits such as personal exemptions and certain itemized deductions). For corporations, capital gains and ordinary income are taxed at the same maximum rate of 35%. Capital losses are currently deductible only to the extent of capital gains plus, in the case of taxpayers other than corporations, $3,000 of ordinary income ($1,500 in the case of married individuals filing separate returns). In the case of individuals and other non-corporation taxpayers, capital losses that are not currently deductible may be carried forward to other years, subject to certain limitations. In the case of corporations, capital losses that are not currently deductible may generally be carried back to each of the three years preceding the loss year and forward to each of the five years succeeding the loss year, subject to certain limitations.

        A holder of our common stock may be subject to backup withholding at the rate of 31% with respect to payments of cash consideration received pursuant to the merger, unless the holder (a) provides a correct taxpayer identification number (to which we refer in this proxy statement as a

"TIN") in the manner required or (b) is a corporation or other exempt recipient and, when required, demonstrates this fact. To prevent the possibility of backup federal income tax withholding, each holder must provide the disbursing agent with his or her correct TIN by completing a Form W-9 or Substitute Form W-9. A holder of our common stock who does not provide American Stock Transfer with his or her correct TIN may be subject to penalties imposed by the Internal Revenue Service, as well as backup withholding. Any amount withheld will be creditable against the holder's federal income tax liability. Bancorp Connecticut (or its agent) will report to the holders of our common stock and the Internal Revenue Service the amount of any "reportable payments," as defined in Section 3406 of the Code, and the amount of tax, if any, withheld with respect thereto.

        The foregoing discussion is for general information only and is not a complete description of all of the potential tax consequences that may occur as a result of the merger. You should therefore consult your tax advisors regarding the federal tax consequences of the merger, as well as the tax consequences arising under the laws of any state, local or other jurisdiction of the above described transactions.

Regulatory Approvals

        Consummation of the merger is subject to prior receipt of all required approvals and consents of the merger by all applicable federal and state regulatory authorities.

  Federal Reserve Board

        The merger is subject to the prior approval of or waiver from the Board of Governors of the Federal Reserve System (to which we refer as the "Federal Reserve Board" in this proxy statement) under Section 3 of the Bank Holding Company Act of 1956, as amended. Pursuant to the Bank Holding Company Act, the Federal Reserve Board may not approve the merger if:

  •
  such transaction would result in a monopoly or would be in furtherance of any combination or conspiracy to monopolize or attempt to monopolize the business of banking in any part of the United States; or

  •
  the effect of such transaction, in any section of the country, may be to substantially lessen competition, or tend to create a monopoly, or in any manner restrain trade,

unless in each case the Federal Reserve Board finds that the anticompetitive effects of the proposed transaction are clearly outweighed in the public interest by the probable effect of the transaction in meeting the convenience and needs of the communities to be served. In every case, the Federal Reserve Board is required to consider the financial and managerial resources and future prospects of the bank holding company or companies and the banks concerned and the convenience and needs of the communities to be served. Under the Community Reinvestment Act of 1977, the Federal Reserve Board also must take into account the record of performance of each participating bank holding company in meeting the credit needs of the entire community, including low and moderate-income neighborhoods, served by each bank holding company and its subsidiaries. In addition, the Bank Holding Company Act requires that the Federal Reserve Board take into account the record of compliance of each bank holding company with applicable state community reinvestment laws. Applicable regulations require publication of notice of an application for approval of the merger and an opportunity for the public to comment on the application in writing and to request a hearing.

        Any transaction approved by the Federal Reserve Board may not be completed until 30 days after such approval, during which time the U.S. Department of Justice may challenge such transaction on antitrust grounds and seek divesture of certain assets and liabilities. With the approval of the Federal Reserve Board and the U.S. Department of Justice, the waiting period may be reduced to no less than 15 days.

        Section 225.12(d)(2) of the Federal Reserve Board's Regulation Y provides that the approval of the Federal Reserve Board is not required for certain acquisitions by bank holding companies if the acquisition has a component that will be approved by a federal supervisory agency under the Bank Merger Act and certain other requirements are met. Under this regulation, the acquiring bank holding company must submit a notice to the Federal Reserve Board at least ten days prior to the transaction and no application for approval of the proposed acquisition under the Bank Holding Company Act will be required unless the Federal Reserve Board informs the proposed acquiror to the contrary prior to expiration of this period. Banknorth submitted a notice to the Federal Reserve Board under this regulation and received a favorable response by letter dated June 10, 2002.

  Office of the Comptroller of the Currency

        The parties currently intend to merge Bancorp Connecticut's banking subsidiary, SSB, into Banknorth, N.A. immediately after the merger of Bancorp Connecticut and Merger Sub. The bank merger is subject to the prior approval of the Office of the Comptroller of the Currency of the United States (to which we refer as the "OCC" in this proxy statement) under the Bank Merger Act. The OCC will review the bank merger under statutory criteria which is substantially the same as that required to be considered by the Federal Reserve Board in evaluating transactions for approval under Section 3 of the Bank Holding Company Act, as discussed above, except that the OCC will not conduct an independent antitrust analysis of the bank merger if the Federal Reserve Board does so. Applicable regulations require publication of notice of the application for approval of the bank merger and an opportunity for the public to comment on the application in writing and to request a hearing.

        Any transaction approved by the OCC may not be completed until 30 days after such approval, during which time the U.S. Department of Justice may challenge such transaction on antitrust grounds and seek divestiture of certain assets and liabilities. With the approval of the OCC and the U.S. Department of Justice, the waiting period may be reduced to no less than 15 days.

  State Approvals and Notices

        The prior approval of the Superintendent of the Bureau of Banking of the State of Maine is required under Section 1015 of Title 9-B of the Maine Revised Statutes for the acquisition by a Maine financial institution holding company such as Banknorth of more than 5% of the voting shares of a financial institution located outside of Maine. Under Maine law, the Maine Superintendent shall not approve an application for such a transaction unless he determines, after a consideration of all relevant evidence, that it would contribute to the financial strength and success of the applicant and promote the convenience and advantage of the public. Banknorth has been advised by a representative of the Maine Superintendent that no approval of the merger by the Maine Superintendent will be required if the proposed merger of SSB with and into Banknorth, N.A. is consummated immediately following the merger of Bancorp Connecticut and Merger Sub, as intended.

        The approval of the Connecticut Banking Commissioner is required for the consummation of the merger and the transactions contemplated by the merger agreement. These approvals are required under Sections 36a-184, 36a-411 and 36a-412 of the Connecticut General Statutes. In addition, the parties must comply with various requirements concerning the Community Reinvestment Act, which are contained in Section 36a-34 of the Connecticut General Statutes.

        Under Section 36a-184, any person seeking to acquire more than 25% of the class of voting securities of a Connecticut bank or holding company of such a bank must file an acquisition statement with the Connecticut Banking Commissioner. The acquisition may be made unless the Banking Commissioner disapproves it within 60 days after the acquisition statement has been filed. The Banking Commissioner may call a public hearing on the acquisition statement within the first 30 days of the filing of the acquisition statement.

        Under Section 36a-411, any out-of-state holding company, such as Banknorth, may acquire 10% or more of the voting stock of any Connecticut bank with the approval of the Connecticut Banking Commissioner.

        Section 36a-412 provides that an out-of-state bank, such as Banknorth, N.A., may merge with a Connecticut bank with the approval of the Banking Commissioner. The merger must meet the requirements of Connecticut law with respect to the merger of two Connecticut banks.

        Further, Section 36a-126(b) provides that a Connecticut bank may merge with a federally-chartered bank, with the resulting bank doing business as a federally-chartered bank, provided the merger complies with all requirements of U.S. law, and complies with the requirements of Connecticut law with respect to the merger of two Connecticut banks.

        The Banking Commissioner must consider, in deciding whether to approve the acquisition, a number of factors, including whether the transaction can reasonably be expected to produce benefits to the public, and whether such benefits clearly outweigh possible adverse affects, including, but not limited to, an undue concentration of resources and decreased or unfair competition. The Banking Commissioner must also make findings that the transaction meets various requirements under the Community Reinvestment Act.

  Status of Applications and Notices

        Banknorth and Bancorp Connecticut have filed all required applications and notices with applicable regulatory authorities in connection with the merger and the bank merger. There can be no assurance that all requisite approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements which, individually or in the aggregate, would so materially reduce the economic or business benefits of the transactions contemplated by the merger agreement to Banknorth that had such condition or requirement been known Banknorth, in its reasonable judgment, would not have entered into the merger agreement. If any such condition or requirement is imposed, the merger agreement permits Banknorth to elect not to consummate the merger.

Accounting Treatment of the Merger

        The merger will be accounted for by Banknorth under the purchase method of accounting under accounting principles generally accepted in the United States of America. Under this method, Bancorp Connecticut's assets and liabilities as of the date of the merger will be recorded at their respective fair values and added to those of Banknorth. Any difference between the purchase price for Bancorp Connecticut and the fair value of the identifiable net assets acquired (including core deposit intangibles) will be recorded as goodwill. In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," issued in July 2001, the goodwill resulting from the merger will not be amortized to expense; however, core deposit and other intangibles with definite useful lives recorded by Banknorth in connection with the merger will be amortized to expense in accordance with the new rules. The financial statements of Banknorth issued after the merger will reflect the results attributable to the acquired operations of Bancorp Connecticut beginning on the date of completion of the merger.

Appraisal Rights

        Under Delaware law, if you do not wish to accept the cash payment provided for in the merger agreement, you have the right to dissent from the merger and to have an appraisal of the fair value of your shares conducted by the Delaware Court of Chancery. If you elect to exercise your dissenters' appraisal rights, you must strictly comply with the provisions of Section 262 of the Delaware General Corporation Law in order to perfect your rights.

        The following is intended as a brief summary of the material provisions of the Delaware statutory procedures you must follow in order to perfect your dissenters' appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law. If you wish to consider exercising your dissenters' appraisal rights, you should carefully review the text of Section 262 contained in Annex C, because if you do not timely and properly comply with the requirements of Section 262, you will lose your rights under Delaware law.

        Section 262 requires that we notify our shareholders at least 20 days before the date of the meeting to vote on the merger agreement. We must include a copy of Section 262 with that notice. This proxy statement constitutes our notice to you that you have dissenters' appraisal rights in connection with the merger.

        If you elect to demand appraisal of your shares of Bancorp Connecticut common stock, you must satisfy ALL of the following conditions:

        1.    You must deliver to us a written demand for appraisal of your shares of common stock before the vote with respect to the merger agreement is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or against the merger agreement. Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

        2.    You must not vote in favor of the approval of the merger agreement. An abstention or failure to vote will satisfy this requirement, but a vote in favor of the approval of the merger agreement, by proxy or in person, will constitute a waiver of your dissenters' appraisal rights in respect of the shares of common stock so voted and will nullify any previously filed written demands for appraisal.

        3.    You must continuously hold your shares of Bancorp Connecticut common stock through the effective time of the merger.

        If you fail to comply with all of these conditions and the merger is completed, you will be entitled to receive the cash payment for your shares of Bancorp Connecticut common stock as provided for in the merger agreement, but will have no dissenters' appraisal rights with respect to your shares of common stock.

        All demands for appraisal must reasonably inform us of your identity and your intention to demand appraisal of your shares of common stock. The demand should be executed by, or on behalf of, the record holder of the shares of common stock and must be delivered to the following address prior to the time that the vote on the merger is taken at the meeting:

  Corporate Secretary
  Bancorp Connecticut, Inc.
  121 Main Street
  Southington, Connecticut 06489

        To be effective, a demand for appraisal must be made by or in the name of such registered stockholder, fully and correctly, as the stockholder's name appears on his or her stock certificate(s) and cannot be made by the beneficial owner if he or she does not also hold the shares of record. The beneficial owner must, in such cases, have the registered owner submit the required demand in respect of such shares.

        If shares of common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity; and if the shares of common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares of common stock as a nominee for others, may exercise his or her right of appraisal with respect to the shares of common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of common stock as to which appraisal is sought. Where no number of shares of common stock is expressly mentioned, the demand will be presumed to cover all shares of common stock held in the name of such record owner.

        If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or other nominee to determine the appropriate procedures for making a demand for appraisal by such nominee.

        Section 262 provides that within 10 days after the effective date of the merger, Bancorp Connecticut, as the surviving corporation in the merger, must give written notice that the merger has become effective to each Bancorp Connecticut stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger. Within 120 days after the effective date of the merger, either Bancorp Connecticut, as the surviving corporation in the merger, or any former Bancorp Connecticut stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all shareholders entitled to appraisal. Upon the filing of any such petition by a former Bancorp Connecticut shareholder, service of a copy thereof shall be made upon Bancorp Connecticut as the surviving corporation in the merger. Shareholders seeking to exercise appraisal rights should initiate all necessary action to perfect their appraisal rights within the time periods prescribed by Delaware law.

        At any time within 60 days after the effective date of the merger, any former Bancorp Connecticut stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his or her shares of Bancorp Connecticut common stock. If you duly file a petition for appraisal and if a copy of the petition is delivered to Bancorp Connecticut, as the surviving corporation in the merger, Bancorp Connecticut will be obligated, within 20 days after receiving service of a copy of the petition, to provide the Chancery Court with a duly verified list containing the names and addresses of all former Bancorp Connecticut shareholders who have demanded an appraisal of their shares of common stock. After notice to dissenting shareholders, the Chancery Court is empowered to conduct a hearing upon the petition to determine those former Bancorp Connecticut shareholders who have complied with Section 262 and who have become entitled to the appraisal rights. The Chancery Court may require the former Bancorp Connecticut shareholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation on them of the pendency of the appraisal proceedings; and if any stockholder fails to comply with this direction, the Court may dismiss the proceedings as to such stockholder.

        After determination of the former Bancorp Connecticut shareholders entitled to appraisal of their shares of Bancorp Connecticut common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any. When the value is determined, the Chancery Court will direct the payment of this fair value, with interest accrued during the pendency of the proceeding if the Chancery Court so determines, to the shareholders entitled to receive the same, upon surrender by such holders of the certificates representing such shares.

        In determining fair value, the Chancery Court is required to take into account all relevant factors. You should be aware that the fair value of the shares of common stock as determined under Section 262 could be more, the same, or less than the value that you are entitled to receive pursuant to the merger agreement.

        Costs of the appraisal proceeding may be imposed upon Bancorp Connecticut, as the surviving corporation, and the former Bancorp Connecticut shareholders participating in the appraisal proceeding by the Chancery Court, as the Chancery Court deems equitable in the circumstances. Upon the application of a former Bancorp Connecticut stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of common stock entitled to appraisal.

        After the effective date of the merger, if you have demanded appraisal rights, you will not be entitled to vote your shares of common stock subject to such demand for any purpose, or to receive payments of dividends or any other distribution with respect to such shares of common stock, other than with respect to payment as of a record date prior to the effective date of the merger. However, if you do not file a petition for appraisal within 120 days after the effective date of the merger, or if you deliver a written withdrawal of your demand for appraisal and an acceptance of the merger within 60 days after the effective date of the merger, then your right to appraisal will cease and you will be entitled to receive the cash payment for your shares of common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of Banknorth and must, to be effective, be made within 120 days after the effective date of the merger.

        The requirements of Section 262 are technical and complex. If you wish to dissent from the merger and pursue your appraisal rights, you should consult your legal advisers.

THE MERGER AGREEMENT

        The following is a brief description of material terms of the merger agreement. The summary is qualified in its entirety by reference to the merger agreement itself, a copy of which is attached as Annex A to this proxy statement. You should refer to the full text of the merger agreement for details about the terms and conditions of the merger.

Terms of the Merger

        The merger agreement provides for a business combination in which Merger Sub, a wholly-owned subsidiary of Banknorth which was formed solely to facilitate the merger, will be merged into Bancorp Connecticut, with Bancorp Connecticut continuing as the surviving corporation. This transaction will result in Bancorp Connecticut becoming a wholly-owned subsidiary of Banknorth, and the separate corporate existence of Merger Sub will cease. Upon completion of the merger, our shareholders will no longer own any shares of Bancorp Connecticut common stock and will not, as a result of the merger, own any common stock of either Banknorth or Merger Sub. Pursuant to the merger agreement, immediately following the consummation of the merger, SSB will be merged into Banknorth, N.A. As a result of this merger, SSB will cease to exist as a bank, and Banknorth, N.A. will continue as the surviving corporation.

What Shareholders Will Receive in the Merger

        As a result of the merger, each share of Bancorp Connecticut common stock issued and outstanding immediately prior to the effective time of the merger (other than certain shares held by Bancorp Connecticut and Banknorth and shares held by any dissenting shareholders) will be automatically converted into the right to receive cash in the amount of $28.00. You will not be entitled to receive any interest on the payment of any amount to be paid to you. Holders of common stock for which dissenters' appraisal rights have been properly exercised will be entitled only to the rights granted by Section 262 of the Delaware General Corporation Law, which are described under "The Proposed Merger—Appraisal Rights" beginning on page [    ] of this proxy statement.

What Option Holders Will Receive in the Merger

        At the effective time of the merger, each option granted under the Bancorp Connecticut 1997 Stock Option Plan, the Bancorp Connecticut 1993 Stock Option Plan, and the SSB 1986 Stock Option Plan, which is outstanding and unexercised immediately prior to the effective time of the merger, whether or not then vested, will be terminated and each optionholder will be entitled to receive, instead of shares of Bancorp Connecticut's common stock, an amount of cash computed by multiplying (i) the difference between $28.00 and the per share exercise price applicable to each stock option, by (ii) the number of shares of Bancorp Connecticut common sock subject to such option. Pursuant to the merger agreement, Bancorp Connecticut will take all action necessary to provide for such termination and payment effective at or prior to the effective time of the merger.

When the Merger Will Be Completed

        Subject to the satisfaction or waiver of the conditions set forth in the merger agreement, Bancorp Connecticut will file a certificate of merger with the Delaware Secretary of State on a date selected by Banknorth within 30 business days following the satisfaction or waiver of all the conditions to the merger agreement, or on such other date as Bancorp Connecticut and Banknorth may agree. The merger will become effective when the certificate of merger is filed, or on such other date as specified in the certificate of merger, provided such other date is no later than 30 business days following the satisfaction or waiver of all the conditions to the merger agreement.

        A closing will take place immediately prior to the effective time of the merger, or on such other date as the parties may mutually agree upon.

        We currently expect to complete the merger in the third quarter of 2002. However, we cannot guarantee when or if the required approvals will be obtained or if the other conditions to the merger will be satisfied. Furthermore, in general, either party may terminate the merger agreement if, among other reasons, the merger has not been completed on or before December 31, 2002.

Conditions to the Merger

        The obligations of Bancorp Connecticut and Banknorth to complete the merger are conditioned on the following:

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  approval of the merger agreement by not less than a majority of the outstanding shares of Bancorp Connecticut common stock;

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  receipt of all required regulatory approvals for consummation of the merger and the bank merger and the expiration of all applicable waiting periods; no required approvals must contain any condition which Banknorth reasonably determines would materially reduce the benefits of the merger to such a degree that Banknorth would not have entered into the merger agreement had such condition been known at the date of signing the merger agreement; and

  •
  no governmental authority has issued any order, decree or injunction that enjoins or prohibits the consummation of the merger or the bank merger.

        The obligation of Banknorth to complete the merger is also conditioned on:

  •
  the representations and warranties of Bancorp Connecticut in the merger agreement must be true and correct as of the date of the merger agreement and as of the effective time of the merger, except as to any representation or warranty which specifically relates to an earlier date and except that the representations and warranties of Bancorp Connecticut will be deemed true and correct unless the failure or failures of those representations and warranties to be true and correct has had or is reasonably likely to have a material adverse effect on Bancorp Connecticut;

  •
  Bancorp Connecticut must have performed in all material respects all of its obligations under the terms of the merger agreement required to be performed by it at or prior to consummation of the merger;

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  10% or more of Bancorp Connecticut's outstanding shares of common stock shall not have exercised dissenters' appraisal rights; and

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  both the form of amendment to the existing employment and noncompetition agreement among Robert D. Morton, Bancorp Connecticut and SSB and the form of noncompetition agreement between Banknorth and Mr. Morton attached as annexes to the merger agreement must have been duly executed and delivered by the parties (which has occurred) and shall be in full force and effect.

        In addition, the obligation of Bancorp Connecticut to complete the merger is conditioned on:

  •
  the representations and warranties of Banknorth in the merger agreement must be true and correct as of the date of the merger agreement and as of the effective time of the merger, except as to any representation or warranty which specifically relates to an earlier date and except that the representations and warranties of Banknorth will be deemed true and correct unless the failure or failures of those representations and warranties to be true and correct has had or is reasonably likely to have a material adverse effect on the ability of Banknorth or Banknorth, N.A. to pay the aggregate merger consideration or otherwise to consummate the merger and the bank merger; and

  •
  Banknorth must have performed in all material respects all of its obligations under the terms of the merger agreement required to be performed by it at or prior to consummation of the merger.

        We cannot guarantee that all of the conditions to the merger will be satisfied or waived by the party permitted to do so. The parties may terminate the merger agreement under certain circumstances described under the caption "The Merger Agreement—Termination of the Merger Agreement" beginning on page [    ] of this proxy statement if certain conditions are not satisfied or waived.

Business Pending the Merger

        The merger agreement contains certain covenants of the parties regarding the conduct of their respective businesses pending consummation of the merger. These covenants, which are contained in Article IV of the merger agreement, are briefly described below.

        Pending consummation of the merger, Bancorp Connecticut, SSB, and its subsidiaries generally are required to conduct their respective businesses in the ordinary course consistent with past practice and to use reasonable best efforts to preserve their respective business organizations, keep available the present services of their respective employees and preserve for themselves and Banknorth the goodwill of their respective customers and others with whom business relations exist. In addition, without the consent of Banknorth, Bancorp Connecticut will not, and will cause SSB and its subsidiaries not to, among other things, take the following actions:

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  issue any shares of its capital stock or rights to acquire the same, other than upon exercise of options to purchase Bancorp Connecticut common stock which were outstanding at the time of execution of the merger agreement;

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  declare or pay any dividend on its capital stock, except for Bancorp Connecticut's regular quarterly cash dividends which are not in excess of $.19 per share;

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  split, reclassify, redeem, or acquire any shares of its capital stock;

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  take specified actions with respect to its business, including without limitation, enter into or amend any employment or severance agreement; increase any salary or employee benefit; hire any new employees; enter into or modify any employee benefit plan; purchase or sell assets; make capital expenditures; change its methods of accounting; enter into or terminate any material contract; settle any lawsuits; acquire any business or entity; enter into any new line of business; enter into futures, options and similar contracts; incur any debt; or acquire any security that is not permissible to be acquired by a national bank; except in the case of each of the foregoing as permitted by the merger agreement;

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  amend its certificate of incorporation or bylaws;

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  take any action that would result in any of the representations and warranties of Bancorp Connecticut not being true in any material respect at or prior to the effective time of the merger or in any of the conditions to the merger set forth in the merger agreement not being satisfied or in a material violation of the merger agreement or the merger agreement between SSB and Banknorth, N.A.; or

  •
  agree or commit to do any of the foregoing.

        The merger agreement also provides that pending consummation of the merger Banknorth will not, and will cause each of its subsidiaries not to, take the following actions:

  •
  take any action that would result in any of the representations and warranties of Banknorth not being true in any material respect at or prior to the effective time of the merger or in any of the conditions to the merger set forth in the merger agreement not being satisfied or in a material violation of the merger agreement or the merger agreement between SSB and Banknorth, N.A.; or

  •
  agree or commit to do any of the foregoing.

Representations and Warranties

        Both Bancorp Connecticut and Banknorth have made certain customary representations and warranties to each other in the merger agreement relating to their respective businesses. For information on these representations and warranties, please refer to Article V of the merger agreement attached as Annex A to this proxy statement. The representations and warranties must be true and correct as of the date of the merger agreement and as of the date of the completion of the merger, except where a breach of a representation or warranty does not have a material adverse effect (as defined in the merger agreement) on the party making such representation or warranty.

Covenants of Bancorp Connecticut and Banknorth

        The merger agreement contains a number of agreements relating to the conduct of Bancorp Connecticut and Banknorth before the consummation of the merger. The following are among the agreements included in the merger agreement.

  Board of Directors' Covenant to Recommend the Merger Agreement

        Pursuant to the merger agreement, the Bancorp Connecticut board of directors is required to recommend that Bancorp Connecticut shareholders approve the merger agreement at all times prior to and during the meeting of Bancorp Connecticut shareholders at which the merger agreement is to be considered by them. However, nothing in the merger agreement prevents the Bancorp Connecticut board of directors from withholding, withdrawing, amending or modifying its recommendation if it determines, after consultation with its outside counsel, that such action is legally required in order for the directors of Bancorp Connecticut to comply with their fiduciary duties to the Bancorp Connecticut shareholders under applicable law, provided that any such action in connection with an "acquisition proposal" must comply with the requirements described under "—Agreement by Bancorp Connecticut Not to Solicit Other Offers" below.

  Agreement by Bancorp Connecticut Not to Solicit Other Offers

        The merger agreement provides that Bancorp Connecticut, SSB, and its subsidiaries shall not initiate, solicit, encourage or facilitate any inquiries, or the making of any proposal which with respect to, an "acquisition proposal". The term "acquisition proposal" generally is defined in the merger agreement to mean any proposal or offer with respect to a merger, consolidation or similar transaction involving, or any purchase of all or substantially all of the assets of Bancorp Connecticut or more than 10% of the outstanding stock of Bancorp Connecticut, SSB, or any of its subsidiaries. The merger agreement also provides that Bancorp Connecticut, SSB and its subsidiaries shall not engage in any negotiations concerning an acquisition proposal, provide any confidential information relating to an acquisition proposal, or engage in any discussion with any person relating to an acquisition proposal, or facilitate any effort to make or implement an acquisition proposal. Further Bancorp Connecticut must direct and use its reasonable best efforts to cause its, SSB's, and SSB's subsidiaries' directors, officers, employees, agents or representatives not to engage in any of the actions referred to in this paragraph.

        Notwithstanding the restrictions contained in the preceding paragraph, nothing in the merger agreement prevents Bancorp Connecticut or its board of directors from

  •
  complying with its disclosure obligations under federal or state law;

  •
  providing information in response to a request therefor by a person who has made an unsolicited bona fide written acquisition proposal if the Bancorp Connecticut board of directors receives from the person so requesting such information an executed confidentiality agreement;

  •
  engaging in any negotiations or discussions with any person who has made an unsolicited bona fide written acquisition proposal; or

  •
  recommending such an acquisition proposal to the shareholders of Bancorp Connecticut,

if and only to the extent that (1) in each of the last three cases referred to above, the Bancorp Connecticut board of directors determines in good faith after consultation with outside legal counsel that failure to take such action would reasonably be expected to constitute a breach of such directors' fiduciary duties under applicable law and (2) with respect to the last case referred to above, the Bancorp Connecticut board of directors determines in good faith after consultation with its financial advisor that such acquisition proposal, if accepted, is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the proposal and the person making the proposal, and would, if consummated, result in a transaction more favorable to Bancorp Connecticut's shareholders from a financial point of view than the merger. Bancorp Connecticut is required to notify Banknorth immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives.

        Bancorp Connecticut would be required to pay a termination fee to Banknorth if Bancorp Connecticut fails to comply with these requirements. See "The Merger Agreement—Termination Fee" beginning on page [    ] of this proxy statement for more information.

  Employee Matters

        As soon as administratively practicable after the effective time of the merger, Banknorth will take all reasonable action so that employees of Bancorp Connecticut, SSB, and its subsidiaries will be entitled to participate in the Banknorth employee benefit plans of general applicability to the same extent as similarly-situated employees of Banknorth and its subsidiaries (it being understood that inclusion of the employees of Bancorp Connecticut, SSB, and its subsidiaries in the Banknorth employee benefit plans may occur at different times with respect to different plans). For purposes of determining eligibility to participate in and the vesting of benefits under the Banknorth employee benefit plans, the Banknorth employee benefit plans will recognize the service of such employees with Bancorp Connecticut, SSB, or its subsidiaries to the same extent as such service was credited for such purpose by Bancorp Connecticut.

        At and following the effective time of the merger, Banknorth will honor and be obligated to perform, in accordance with their terms, all benefit obligations to and contractual rights of current and former employees of Bancorp Connecticut, SSB, and its subsidiaries existing at the effective time of the merger. This includes all employment, severance and change-of-control agreements previously disclosed by Bancorp Connecticut to Banknorth.

        If employees of Bancorp Connecticut, SSB, or its subsidiaries become eligible to participate in Banknorth's medical, dental or health plans, Banknorth will cause such plan to (i) waive any pre-existing condition limitations to the extent covered under the plan, (ii) honor any deductibles, co-payment and out-of-pocket expenses incurred by the employees and their beneficiaries during the portion of the calendar year prior to such participation, and (iii) waive any waiting period limitation or evidence of insurability requirement, in each case to the extent such employee had satisfied any similar limitation or requirement under an analogous plan of Bancorp Connecticut prior to the effective time of the merger.

        All employees of Bancorp Connecticut, SSB, or its subsidiaries as of the effective time of the merger will become employees of a Banknorth subsidiary as of such time, and Banknorth or a Banknorth subsidiary will use its reasonable best efforts to give such persons (other than any person who is party to an employment agreement or a severance agreement) at least four weeks prior written notice of any job elimination during a 90-day period after the effective time of the merger. Subject to such four-week notice requirement, Banknorth or a Banknorth subsidiary will have no obligation to continue the employment of any employee of Bancorp Connecticut, SSB, or a subsidiary and nothing contained in the merger agreement will give any employee of Bancorp Connecticut, SSB, or a subsidiary a right to continuing employment with Banknorth or a Banknorth subsidiary after the effective time of the merger. An employee of Bancorp Connecticut, SSB, or a subsidiary (other than an employee who is party to an employment agreement or a severance agreement) who is involuntarily terminated other than for cause following the effective time of the merger will be entitled to receive severance payments in accordance with, and to the extent provided in, the Banknorth employee severance plan applicable to the merger.

        For a period of six months following the effective time of the merger, Banknorth or Banknorth, N.A., at its sole cost and expense, will provide job counseling and outplacement assistance services to all employees of Bancorp Connecticut, SSB, or its subsidiaries whose employment was terminated other than for cause, disability or retirement at or following the effective time of the merger. During that period, Banknorth also will notify those former employees who wish to continue to be so notified of opportunities for positions with Banknorth or its subsidiaries for which Banknorth reasonably believes such persons are qualified and to consider any application for such positions submitted by such persons, provided, however, that any decision to offer employment to any such person will be made in the sole discretion of Banknorth.

  Connecticut Advisory Board

        Upon the consummation of the merger, Banknorth will cause its banking subsidiary, Banknorth, N.A., to establish a Connecticut-based advisory board of directors similar to those established by it in other states. Banknorth, N.A. will appoint to the advisory board at least three current directors of Bancorp Connecticut, who must be acceptable to both Banknorth and Bancorp Connecticut. Any person who serves on the advisory board will receive a $4,000 annual retainer, fees for attending meetings, and an annual grant of Banknorth stock options in accordance with Banknorth's policies from time to time in effect. Bancorp Connecticut and Banknorth have mutually chosen Michael J. Karabin, Frank R. Miller and Edward W. Perry to the advisory board. Although Mr. Perry is not a current director, Bancorp Connecticut and Banknorth have waived this requirement.

  Charitable Contributions

        During the 3-year period following the effective time of the merger, Banknorth or Banknorth, N.A. will make charitable or civic contributions of at least $100,000 per calendar year in total to organizations or causes based in or operating in the greater Southington, Connecticut area. The Connecticut advisory board of directors established following the consummation of the merger will consult with Banknorth in identifying charitable, civic or other organizations to which such contributions will be made.

  Certain Other Covenants

        The merger agreement also contains the following covenants:

  •
  subject to the terms and conditions of the merger agreement, each of Bancorp Connecticut and Banknorth will use its reasonable best efforts in good faith to take, or cause to be taken, and to do, or cause to be done, all things necessary, proper or desirable under applicable laws so as to permit consummation of the merger as promptly as practicable after execution of the merger agreement and the consummation of the bank merger immediately after the merger;

  •
  Bancorp Connecticut will take all action necessary to convene a shareholders meeting to vote on the merger agreement and, except as otherwise provided under "—Board of Directors Covenant to Recommend the Merger Agreement" on page [    ] of this proxy statement, the board of directors of Bancorp Connecticut will recommend to its shareholders at that meeting approval of the merger agreement;

  •
  the parties and their respective subsidiaries will use their reasonable best efforts to effect all regulatory filings and obtain all approvals related to the merger and the bank merger;

  •
  each party will consult with each other before issuing any press release with respect to the merger, and will not issue a press release without the prior consent of the other party, except to the extent required by law or the regulations applicable to issuers, such as Bancorp Connecticut and Banknorth, which have stocks traded on the Nasdaq National Market;

  •
  Bancorp Connecticut will afford Banknorth access to its books, records, personnel and other information as Banknorth reasonably requests, subject to reasonable notice and applicable laws; Banknorth will not use any such information obtained for any purpose unrelated to the consummation of the merger; and

  •
  Banknorth will keep all information received from Bancorp Connecticut confidential, except as provided in the merger agreement.

        See Article VI of the merger agreement, which is attached to this proxy statement as Annex A, for a more complete list of the covenants made by each party in connection with the merger agreement.

Merger of Bank Subsidiaries

        Pursuant to the merger agreement, Bancorp Connecticut's banking subsidiary, SSB, will be merged with and into Banknorth's banking subsidiary, Banknorth, N.A., immediately following consummation of the merger of Bancorp Connecticut and Merger Sub.

Directors and Officers Following the Merger

        The directors and officers of Merger Sub immediately prior to the merger will be the directors and officers of Bancorp Connecticut immediately after the consummation of the merger. The current directors and executive officers of Bancorp Connecticut will not continue in office following the merger. If the merger is consummated, any director which you elect at this meeting will only continue in office until the merger is consummated.

Termination of the Merger Agreement

        The merger agreement may be terminated:

  •
  by mutual consent of the parties;

  •
  by a non-breaching party if the other party (a) breaches any material covenants or undertakings contained in the merger agreement or (b) materially breaches any representations or warranties contained in the merger agreement, in each case if such breach has not been cured within thirty days after notice thereof from the terminating party and, in each case, if such breach has or is reasonably likely to have a material adverse effect (as defined in the merger agreement) on the party making such representation, warranty or covenant;

  •
  by either party if the merger is not consummated by December 31, 2002, unless the failure to consummate the merger is due to a breach by the party seeking such termination of its obligations under the merger agreement;

  •
  by either party if certain required regulatory approvals for consummation of the merger are not obtained;

  •
  by either party if the shareholders of Bancorp Connecticut do not approve the merger agreement;

  •
  by Banknorth at any time prior to the shareholders meeting if Bancorp Connecticut has breached its obligations relating to other acquisition proposals, or if the Bancorp Connecticut board of directors has withdrawn, modified or changed in a manner adverse to Banknorth the board's recommendation to Bancorp Connecticut shareholders to approve the merger agreement; and

  •
  by Banknorth if a tender offer or exchange offer for 10% or more of the outstanding shares of Bancorp Connecticut's common stock is commenced, and Bancorp Connecticut's board of directors recommends that Bancorp Connecticut's shareholders tender their shares or fails to recommend that shareholders reject such tender.

Termination Fee

        Bancorp Connecticut must pay Banknorth a $7.5 million termination fee under certain circumstances. Specifically, Bancorp Connecticut must pay to Banknorth a termination fee if:

  •
  the merger agreement is terminated by Banknorth for any of the reasons described in the last two bullet points under "—Termination of the Merger Agreement;" or

  •
  the merger agreement is terminated by Banknorth pursuant to the second bullet point under "—Termination of the Merger Agreement" or by either Banknorth or Bancorp Connecticut because the shareholders of Bancorp Connecticut have not approved the merger agreement as required, and in the case of any termination referenced in this bullet point an acquisition proposal (as defined under "—Covenants of Bancorp Connecticut and Banknorth—Agreement by Bancorp Connecticut Not to Solicit Other Offers" on page    ) shall have been publicly announced, communicated or made known to the board of directors of Bancorp Connecticut (or any person shall have publicly announced, communicated or made known an intention, whether or not conditional, to make an acquisition proposal) at any time after the date of the merger agreement and prior to the time that shareholders of Bancorp Connecticut vote on the merger agreement or the date of termination of the merger agreement, as applicable.

        If the merger agreement is terminated under any of the circumstances described above, Bancorp Connecticut must pay Banknorth $1.0 million of the termination fee on the second business day following any such termination of the merger agreement, and if within 18 months after the termination Bancorp Connecticut, SSB, or a subsidiary enters into a definitive agreement with respect to, or consummates, any acquisition proposal, Bancorp Connecticut must pay the remainder of the fee on the date of such action.

        If Bancorp Connecticut fails to timely pay the termination fee to Banknorth, Bancorp Connecticut will be obligated to pay the costs and expenses incurred by Banknorth to collect such payment, together with interest.

Expenses of the Merger

        The merger agreement provides that each party to the merger agreement will bear all expenses incurred by it in connection with the merger agreement and the transactions contemplated by the merger agreement.

Waiver; Amendment

        Prior to the effective time of the merger, any party benefited by a provision of the merger agreement may waive such provision, and the parties may amend or modify any provision provided the amendment is in writing and signed by both parties. However, after the shareholders' meeting, the parties cannot make any amendment which by law requires further approval by Bancorp Connecticut shareholders without obtaining their approval.

        In addition, Banknorth may at any time modify the structure of the acquisition of Bancorp Connecticut, with Bancorp Connecticut's reasonable consent, provided the merger consideration to be paid to Bancorp Connecticut shareholders is not changed in kind or reduced in amount, and provided that such modification will not materially delay or jeopardize the receipt of any required governmental approvals or otherwise materially delay consummation of the merger.

Shareholder Agreements

        In connection with the execution of the merger agreement, each of the directors of Bancorp Connecticut entered into a letter agreement with Banknorth pursuant to which the directors agreed to vote all shares of Bancorp Connecticut common stock beneficially owned by them to approve the merger agreement at the meeting, among other things. In addition, the directors of Bancorp Connecticut agreed to certain restrictions on the transfer of their shares. For additional information regarding the shareholder agreements between Banknorth and the directors of Bancorp Connecticut, see the form of shareholder agreement which is included as Annex A to the merger agreement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

        Certain directors and executive officers of Bancorp Connecticut may be deemed to have interests in the merger in addition to their interests as shareholders generally. The Bancorp Connecticut board of directors was aware of these factors and considered them, among other matters, in approving the merger agreement.

Stock Options

        Pursuant to the Bancorp Connecticut stock option plans, directors and employees of Bancorp Connecticut, including executive officers, have been granted stock options to purchase shares of Bancorp Connecticut common stock. The merger agreement provides that at the effective time of the merger each option to purchase shares of Bancorp Connecticut common stock which is outstanding and unexercised immediately prior to the effective time of the merger, whether or not then vested, granted pursuant to the Bancorp Connecticut stock option plans will terminate and the grantee of such stock option will be entitled to receive an amount of cash equal to the product of (i) the difference between $28.00 and the per share exercise price applicable to such stock option and (ii) the number of shares of Bancorp Connecticut common stock subject to such stock option. At the record date for the meeting, the directors and executive officers of Bancorp Connecticut held Bancorp Connecticut stock options, including both presently vested and unvested options, to purchase the following number of shares:

Name	Position	Shares Subject to Options(1)	Weighted Average Exercise Price	Value of Options at $28.00 per share
Norbert H. Beauchemin	Director	25,000	$16.71	$282,250
Michael J. Karabin	Director	41,580	13.25	613,269
David P. Kelley	Director	43,680	13.05	652,924
Frederick E. Kuhr	Director	33,000	15.36	417,150
Joseph J. LaPorte	Director	43,680	13.07	652,127
Ralph G. Mann	Director	31,500	15.59	391,030
Andrew J. Meade	Director	33,000	15.39	416,155
Frank R. Miller	Director	35,600	15.00	462,825
Robert D. Morton	Director, Chairman, President, Chief Executive Officer	151,880	11.25	2,544,569
Anthony S. Pizzitola	Director	22,500	15.55	280,088
Dennis J. Stanek	Director	43,680	13.05	652,924
Phillip J. Mucha	Chief Financial Officer; Treasurer/Secretary	32,500	16.66	368,625

(1)
All such options are currently vested, except for options to purchase 10,000 shares and 7,500 shares, respectively, held by Mr. Morton and Mr. Mucha, all of which will vest on December 19, 2002.

Noncompetition Agreement

        In connection with the execution of the merger agreement, Banknorth and Robert D. Morton entered into a noncompetition agreement pursuant to which Mr. Morton agreed to certain noncompetition and other obligations following consummation of the merger. Among other things, Mr. Morton agreed that for 3 years following the consummation of the merger, (i) he will not become a director, officer, employee, principal, agent, consultant or independent contractor of any insured depository institution, trust company or holding company of an insured depository institution or trust company which has an office in Connecticut; (ii) he will not solicit, or cause anyone else to solicit, any employee of Banknorth or any of its subsidiaries to leave the employment of such entities; and (iii) he will not solicit any customer of Banknorth or any of its subsidiaries to transact business with any other entity or reduce its business with Banknorth or its subsidiaries, or interfere with any relationship Banknorth or its subsidiaries has with any customers. In return for Mr. Morton's obligations under the noncompetition agreement, Banknorth will pay Mr. Morton $1,010,000 on the first business day following consummation of the merger. Mr. Morton will not be employed by Banknorth after consummation of the merger.

        If any payment made to Mr. Morton would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, or any interest or penalties with respect to such excise tax, Mr. Morton will be entitled to receive an additional payment in an amount such that after payment by Mr. Morton of all taxes, interest and penalties, Mr. Morton retains the same amount that he would have retained had he not been subject to the excise tax and such interest and penalties.

        For additional information regarding the noncompetition agreement between Banknorth and Mr. Morton, see the form of this agreement, which is included as Annex B to the merger agreement.

Change-in-Control and Employment Agreements; Profit Sharing and Other Payments

  Change-in-Control Payments

        Pursuant to the merger agreement, Banknorth has agreed to honor all employment, severance or change-in-control agreements which have been entered into by Bancorp Connecticut, SSB, and its subsidiaries, and disclosed to Banknorth. These agreements include the employment and non-competition agreements entered into by Bancorp Connecticut and SSB with Robert D. Morton, Bancorp Connecticut's chairman, president and chief executive officer, and Phillip J. Mucha, Bancorp Connecticut's chief financial officer and secretary/treasurer.

        Mr. Morton's agreement provides that if Bancorp Connecticut or SSB terminates Mr. Morton's employment agreement without cause or Mr. Morton voluntarily terminates his employment within 6 months following a change in control, Mr. Morton will be entitled to receive a severance benefit equal to the sum of 36 months pay at Mr. Morton's then current base salary, plus 3 times the most recent annual bonus received by Mr. Morton. In addition, under such circumstances Mr. Morton would be entitled to receive coverage under SSB's (or a successor's) group health insurance plan for a period of one year following termination of the employment agreement on a cost share basis and thereafter until Mr. Morton reaches age 65 on a full cost basis. However, pursuant to an amendment to the employment agreement among Bancorp Connecticut, SSB and Mr. Morton entered into in connection with the merger agreement, if the payments or benefits paid to Mr. Morton as a result of a change of control, either alone or together with other payments or benefits which Mr. Morton has a right to receive from Bancorp Connecticut or SSB, would constitute a "parachute payment" under Section 280G of the Internal Revenue Code, such payments or benefits payable as a result of a change of control will be reduced by the amount which is the minimum necessary to result in no portion of such payments and benefits payable by Bancorp Connecticut or SSB (or their successors) being nondeductible to them pursuant to Section 280G of the Internal Revenue Code and subject to the excise tax imposed under Section 4999 of the Internal Revenue Code. Banknorth and Mr. Morton have agreed that the present value of the payments and benefits payable under his employment contract upon termination of his employment will be limited to three times Mr. Morton's "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code, less one dollar.

        As a result of this limitation, the total cash amount which is expected to be paid at the consummation of the merger to Mr. Morton under his employment contract by virtue of the termination of his employment following the change of control is approximately $264,500, which is in addition to the estimated present value of accelerated benefits to be paid to Mr. Morton under his supplemental retirement plans (approximately $468,600) following the merger and the estimated cost to provide medical insurance coverage for the year following termination of his employment (approximately $5,500). For additional information about the aforementioned amendment to the employment agreement among Bancorp Connecticut, SSB and Mr. Morton, see the form of this amendment, which is included as Annex C to the merger agreement.

        Mr. Mucha's agreement provides that if Bancorp Connecticut or SSB terminates Mr. Mucha's employment agreement without cause or Mr. Mucha voluntarily terminates his employment within 6 months following a change of control, Mr. Mucha is entitled to receive a severance benefit equal to the sum of 24 months pay at Mr. Mucha's then current base salary plus 2 times the most recent annual bonus received by Mr. Mucha. In addition, under these circumstances, Mr. Mucha would be entitled to continue to receive coverage under SSB's (or a successor's) group health insurance plan for a period of one year following termination of the agreement, on a cost share basis. If any payment made to Mr. Mucha would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, or any interest or penalties with respect to such excise tax, Mr. Mucha will be entitled to receive an additional payment in an amount such that after payment by Mr. Mucha of all taxes and penalties, Mr. Mucha retains the same amount that he would have retained had he not been subject to the excise tax or such taxes and penalties.

        The total amount of the severance benefit which is expected to be paid to Mr. Mucha under his employment contract by virtue of his termination as a result of the change of control is $337,000.

  Profit Sharing and Other Payments

        Pursuant to the merger agreement, Bancorp Connecticut requested and Banknorth has agreed to allow Bancorp Connecticut to pay, immediately prior to the effective time of the merger, discretionary bonuses, in the ordinary course of business and consistent with past practice, to employees of Bancorp Connecticut or SSB during the period January 1, 2002 to the effective time of the merger, prorated to the extent appropriate. In the past, SSB has paid profit sharing payments to some of its employees, typically following the close of its fiscal year, in the succeeding fiscal year.

        In addition, pursuant to the merger agreement, Bancorp Connecticut requested and Banknorth has agreed to permit Bancorp Connecticut to pay bonuses, immediately prior to the effective time of the merger, to holders of incentive stock options issued under Bancorp Connecticut's stock option plans (other than Mr. Morton) in an amount equal to 7% of the aggregate spread value of such options (based on the difference between $28.00 and the weighted average exercise price of such options, multiplied by the number of shares subject to such options), up to a maximum of $203,000 in the aggregate to all such holders of incentive stock options, including not more than $50,000 in the aggregate to all executive officers who are party to an employment or severance agreement with Bancorp Connecticut or SSB.

        The discretionary profit sharing payments and the bonuses to incentive stock option holders are subject to reduction in the case of any individual recipient to the extent necessary to ensure that the payment of the amount, either alone or in combination with other amounts payable to the recipient if his employment is terminated following the merger, would not be nondeductible by Bancorp Connecticut or SSB under Section 280G of the Internal Revenue Code and subject to the excise tax imposed under Section 4999 of the Internal Revenue Code.

        As a result of these limitations, Mr. Morton will not receive either a discretionary profit sharing payment or a bonus payable to holders of incentive stock options. Mr. Mucha is expected to receive a discretionary profit sharing payment of $50,000, and a bonus payable to holders of incentive stock options of $3,605.

Indemnification and Insurance

        Pursuant to the merger agreement, Banknorth agreed to indemnify and hold harmless each present and former director, officer and employee of Bancorp Connecticut, SSB, or a subsidiary determined as of the effective time of the merger against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the effective time of the merger, whether asserted or claimed prior to, at or after the effective time of the merger, arising in whole or in part out of, or pertaining to the fact that he or she was a director, officer, employee, fiduciary or agent of Bancorp Connecticut, SSB, or a subsidiary, or is or was serving at their request as a director, officer, employee, fiduciary, or agent of another entity, including all matters related to the merger agreement, or any of the transactions contemplated thereby, to the fullest extent to which such indemnified parties would be entitled under the certificate of incorporation and bylaws of Bancorp Connecticut or the equivalent documents of any Bancorp Connecticut subsidiary, as applicable, in each case as in effect on the date of the merger agreement. Pursuant to the merger agreement, Banknorth also generally agreed to honor all limitations on liability existing in favor of the indemnified parties as provided in the certificate of incorporation or similar governing document of SSB and its subsidiaries as in effect on the date of the merger agreement with respect to matters occurring prior to the effective time of the merger.

        Pursuant to the merger agreement, Banknorth also agreed to use its best efforts to purchase an extended reporting endorsement under Bancorp Connecticut's existing directors' and officers' liability insurance which shall provide such directors and officers with coverage for six years following the effective time of the merger, of not less than their existing coverage, subject to a cost limitation set forth in the merger agreement.

Connecticut Advisory Board

        Upon consummation of the merger, Banknorth, N.A. will establish a Connecticut-based board of advisory directors, at least three of whom will be current directors of Bancorp Connecticut. Persons who will serve on the advisory board will be paid a $4,000 yearly retainer, fees for attending meetings, and an annual grant of options to purchase shares of Banknorth stock, in accordance with the policies of Banknorth in effect from time to time.

        Banknorth and Bancorp have mutually agreed that Michael J. Karabin and Frank R. Miller shall be selected to the Connecticut advisory board. In addition, they have agreed to waive the provision requiring that all members of the Connecticut advisory board be current members of the Bancorp Connecticut board, and have chosen as the third person Edward W. Perry. Mr. Perry, a certified public accountant, is President and Chief Executive Officer of Joseph Merritt & Company, Inc., a company headquartered in Hartford, Connecticut, which provides digital solutions for graphic imaging needs of design, communication and reprographic professionals. He is a resident of Southington, Connecticut

        Other than as set forth above, no director or executive officer of Banknorth has any direct or indirect material interest in the merger, except insofar as ownership of Bancorp Connecticut common stock might be deemed such an interest. See "Certain Beneficial Owners of Bancorp Connecticut Common Stock."

PROPOSAL NUMBER TWO: ELECTION OF DIRECTORS

The Board of Directors

        Bancorp Connecticut's certificate of incorporation provides for a board of directors of not less than seven and not more than fifteen members, as fixed from time to time by the board pursuant to Bancorp Connecticut's bylaws. Bancorp Connecticut's certificate of incorporation also provides that the board is divided into three classes, as nearly equal in number as the then total number of directors constituting the entire board permits, with the term of office of one class expiring each year at the annual meeting. Each class of directors is elected for a term of three years except in the case of elections to fill vacancies or newly created directorships. The board amended Bancorp Connecticut's bylaws at its July 18, 2001 meeting to reduce the mandatory retirement age of directors from 76 years of age to 70, to be effective at Bancorp Connecticut's 2002 annual meeting of shareholders.

        The board presently consists of eleven persons. The board has decreased the size of the board from eleven persons to nine persons, effective on the date of the meeting. The decrease reflects the expiration of the term of Ralph G. Mann and Anthony S. Pizzitola, current directors who are ineligible to continue to serve as a director because of the age limitations contained in Bancorp Connecticut's bylaws. The board of directors has nominated a total of two persons to be elected to serve for a term of three years and until the election and qualification of their successors. Unless a shareholder WITHHOLDS AUTHORITY, the holders of proxies representing shares of common stock will vote FOR the election of Michael J. Karabin and David P. Kelley as directors to serve until Bancorp Connecticut's 2005 annual meeting and until their successors are elected and have qualified. The board has no reason to believe that any of the nominees will decline or be unable to serve as a director of Bancorp Connecticut. However, if any such nominee shall be unavailable for any reason, then proxies will be voted for the election of such person or persons as may be recommended by the board.

        The following tables set forth, as of [July 1], 2002, certain information about each nominee director, each director continuing in office and each executive officer of Bancorp Connecticut who is not a director. Unless otherwise stated, all nominees, directors continuing in office and executive officers have held the positions described for the past five years. Bancorp Connecticut's executive officers serve at the pleasure of the board. Each nominee and continuing director also serves as a director of SSB.

Nominees	Age	Director Since	Term Expiring*
Michael J. Karabin	55	1994	2005
David P. Kelley	60	1994	2005
Continuing Directors	Age	Director Since	Term Expiring
Norbert H. Beauchemin	65	1995	2004
Frederick E. Kuhr	64	1994	2004
Joseph J. LaPorte	68	1994	2004
Andrew J. Meade	63	1994	2003
Frank R. Miller	63	1994	2003
Robert D. Morton	61	1994	2003
Dennis J. Stanek	59	1994	2003

*
Assumes election at the meeting.

        Norbert H. Beauchemin, CPA, retired January 2000 as Vice President of the accounting firm of Dudzik & Beauchemin, P.C., CPAs, located in Southington, Connecticut.

        Michael J. Karabin is President of Acme-Monaco Corporation, a manufacturer of springs, stampings, wire forms, orthodontic hardware and medical assemblies located in New Britain, Connecticut.

        David P. Kelley is a senior partner in the law firm of Kelley, Crispino & Kania, LLP, Southington, Connecticut. He served 6 two-year terms as the Southington Town Attorney, the final term ending in 1999. He is also Counsel to the Bank.

        Frederick E. Kuhr is President and Controlling Shareholder of Evergreen Nursery, Inc., Southington, Connecticut.

        Joseph J. LaPorte retired in 1996 as a Manufacturers Representative of the B.C.S. Company, a distributor of industrial metal finishing chemicals and equipment, located in Thompson, Connecticut. From 1992 to 1998, he was President of JNF Associates, Inc., developers of real estate.

        Andrew J. Meade has served as chairman of the SSB board since May 2001 and prior to that as vice chairman of the SSB board from May 1994 to May 2001. From 1999 to his retirement in January 2001, he was a consultant to International Security Products, Inc. (doing business as Lori Lock), a manufacturer of security products located in Southington, Connecticut. He retired as President of International Security Products, Inc. in 1999, a position he held since 1991. Mr. Meade also was a member of the Southington Town Council from 1969 to 2001 and served as Chairman from 1993 to 1999.

        Frank R. Miller, CPA, is the Managing Partner of the accounting firm of Miller, Moriarty and Company, L.L.C., located in New Britain, Connecticut.

        Robert D. Morton has been the president and chief executive officer of Bancorp Connecticut since Bancorp Connecticut's formation in March 31, 1994, and was given the additional position of chairman in May 2001. Mr. Morton has also been president and chief executive officer of SSB since January 1992. Mr. Morton is also President and Director of the Hartford Mutual Investment Fund, Inc., a registered investment company.

        Dennis J. Stanek is Senior Vice President-Investments of RBC Dain Rauscher Inc., formerly Tucker Anthony Incorporated, an investment-banking firm. Mr. Stanek is based in such firm's Hartford, Connecticut office.

Company Executive Officers Who Are Not Directors

        Mr. Phillip J. Mucha is Bancorp Connecticut's only executive officer other than Mr. Morton.

Name	Age	Position
Phillip J. Mucha	54	Chief financial officer and treasurer/secretary of Bancorp Connecticut; senior vice president and treasurer of SSB

        Phillip J. Mucha, CPA, has been the chief financial officer and treasurer/secretary of Bancorp Connecticut since August 1999. He has also been senior vice president and treasurer of SSB since August 1999. He served as a consultant to SSB during much of 1998 and joined SSB in May of 1999 as Acting Chief Financial Officer.

Retiring Directors

        Due to age limitations contained in Bancorp Connecticut's bylaws, the following directors are ineligible to stand for re-election.

        Ralph G. Mann, age 72, has served as a director of Bancorp Connecticut since 1994 and as a director of SSB since 1972. He will retire as a director of Bancorp Connecticut and SSB upon the expiration of his current term on the date of this meeting. He retired as president and chief executive officer of SSB on December 31, 1991. He was associated with SSB as an officer or employee for 37 years, including 10 years as chief executive officer.

        Anthony S. Pizzitola, age 71, has served as a director of Bancorp Connecticut since 1994 and as a director of SSB since 1980. He will retire as a director of Bancorp Connecticut and SSB upon the expiration of his current term on the date of this meeting. He retired in October 1994 as President and Treasurer of Pizzitola Electric Co., Inc., an electrical contractor located in Southington, Connecticut.

The Board of Directors and Certain of Its Committees

        The board has an Audit and Compliance Committee whose members are appointed annually. The Audit and Compliance Committee currently consists of Messrs. Miller, Chairman, Beauchemin, Karabin, Kelley, and Meade. The Audit and Compliance Committee reviews the report of Bancorp Connecticut's internal audit function and compliance function, recommends annually to the board the appointment of the independent certified public accountants for Bancorp Connecticut, reviews the scope and the cost of the prospective annual audit and reviews the results thereof with Bancorp Connecticut's independent certified public accountants, reviews management's procedures and policies relative to the adequacy of Bancorp Connecticut's internal accounting controls, and reviews compliance with federal and state laws relating to accounting practices. In addition, the Audit and Compliance Committee reviews and discusses with management and Bancorp Connecticut's independent certified public accountants the annual audited financial statements and the interim financial information included in Bancorp Connecticut's quarterly reports filed with the Securities and Exchange Commission on Form 10-Q. The members of Bancorp Connecticut's Audit and Compliance Committee are also members of SSB's Audit and Compliance Committee, and meet jointly.

        In May 2000, the board adopted a written charter for the Audit and Compliance Committee, a copy of which was set forth as an exhibit to Bancorp Connecticut's proxy statement for its 2001 annual meeting of shareholders. Bancorp Connecticut believes that its Audit and Compliance Committee members are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

        The board has a Compensation Committee that meets jointly with the Compensation Committee of the SSB board because Bancorp Connecticut has no paid employees. The Compensation Committee is responsible for developing Bancorp Connecticut's overall compensation philosophy and recommending the compensation of SSB's executive officers to the SSB board and the Bancorp Connecticut board. Mr. Morton does not participate in any Bancorp Connecticut board or SSB board discussions concerning his compensation. The Compensation Committee currently consists of Messrs. Meade, Chairman, Karabin, Kelley, LaPorte, Miller, and Pizzitola. See "Compensation Committee Report on Executive Compensation" for a more detailed description of the Compensation Committee's function.

        The board has a Nominating Committee whose members are appointed annually. The Nominating Committee currently consists of Messrs. Mann, Meade, Miller, and Morton. The Committee is authorized, among other things, to recommend the number of directors to be elected to the board, to recommend any changes in board membership, to recommend director prospects and to study the compensation for directors and recommend changes when appropriate. A shareholder's right to nominate individuals for election to the board is set forth in Bancorp Connecticut's bylaws. Pursuant to the bylaws, a shareholder must deliver written notice of such shareholder's intent to make such a nomination to, or mail such notice so that it is received by, Bancorp Connecticut's secretary at Bancorp Connecticut's principal executive offices not less than 20 days nor more than 130 days prior to the applicable meeting. The bylaws further require that the written notice set forth (1) as to each person whom the shareholder proposes to nominate (a) such person's name, age, business address and residence address, (b) such person's principal occupation or employment, (c) the class and number of shares of Bancorp Connecticut such person beneficially owns, and (d) any other information required by law; and (2) as to the shareholder giving such notice (a) such shareholder's name and address as they appear on Bancorp Connecticut's records, (b) the class and number of shares of Bancorp Connecticut such shareholder beneficially owns, (c) a representation that the shareholder is a holder of record of stock of Bancorp Connecticut entitled to vote at the applicable meeting and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice, and (d) a description of all arrangements or understandings between the shareholder and each nominee specified in the notice and any other person or persons (naming such other person or persons) pursuant to which the shareholder will make such nomination or nominations. A copy of Bancorp Connecticut's bylaws will be provided without charge to any shareholder of Bancorp Connecticut upon such shareholder's written request to Thomas A. Sebastian, Bancorp Connecticut, Inc., 121 Main Street, Southington, Connecticut 06489.

        During 2001, the board held 18 meetings, the Audit and Compliance Committee held 12 meetings, the Compensation Committee held 4 meetings, and the Nominating Committee held 2 meetings. During 2001, each director of Bancorp Connecticut attended at least 75% of the meetings of the board and all committees upon which he served.

Stock Ownership of Directors and Executive Officers

        The following table sets forth as of [July 1], 2002, the number of shares of common stock beneficially owned by (a) each director, nominee for director and Phillip J. Mucha, Bancorp Connecticut's treasurer, secretary, and chief financial officer (who, together with Mr. Morton, are the only individuals named in the Summary Compensation Table of Bancorp Connecticut); and (b) all directors, nominees and executive officers of Bancorp Connecticut as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class (2)
Robert D. Morton	214,068	(3)	4.03%
Michael J. Karabin	83,384	(4)	1.60%
Joseph J. LaPorte	82,914	(5)	1.59%
Andrew J. Meade	80,828	(6)	1.55%
Ralph G. Mann	74,766	(7)	1.44%
Frederick E. Kuhr	74,836	(8)	1.44%
Anthony S. Pizzitola	62,754	(9)	1.21%
David P. Kelley	59,657	(10)	1.14%
Dennis J. Stanek	54,368	(11)	1.04%
Frank R. Miller	48,822	(12)	*
Norbert H. Beauchemin	39,986	(13)	*
Phillip J. Mucha	31,542	(14)	*
All directors, nominees and executive officers as a group (12 persons)	907,925	(15)	15.95%

*
Less than one percent.

(1)
Except as otherwise noted, each person named in the table has sole voting and investment power over the number of shares of common stock listed opposite his name. Bancorp Connecticut's directors and principal officers hold options to purchase shares of common stock pursuant to Bancorp Connecticut's stock option plans. For the purpose of the table, shares subject to those options which may be exercised within the next 60 days (to which we refer as currently exercisable options) are deemed beneficially owned by the individuals holding such options. Until such time as the options are exercised, no person will have voting or investment power over the shares subject to the options.

(2)
For the purpose of computing the percentage of outstanding common stock owned by each person named in the table, shares subject to currently exercisable options held by such person pursuant to Bancorp Connecticut's stock option plans are deemed to be outstanding.

(3)
Includes beneficial ownership of 62,918 shares purchased by Mr. Morton for himself; and 9,270 shares purchased by Mr. Morton's wife over which Mr. Morton has no voting or investment power and of which Mr. Morton disclaims beneficial ownership. Includes 141,880 shares issuable upon the exercise of currently exercisable options.

(4)
Includes beneficial ownership of 4,612 shares purchased by Mr. Karabin for himself; 2,570 shares purchased by Mr. Karabin's wife for their daughters over which Mr. Karabin has no voting or investment power, and of which Mr. Karabin disclaims beneficial ownership of 1,528 shares; 2,002 shares purchased by Mr. Karabin's wife for their sons over which Mr. Karabin has no voting or investment power, and of which Mr. Karabin disclaims beneficial ownership; 20,120 shares purchased by Acme-Monaco Corporation (Profit Sharing), of which Mr. Karabin is President, over which Mr. Karabin has shared voting and investment power; and 12,500 shares purchased by the Helen Karabin Family Limited Partnership, of which Mr. Karabin's mother and brother and Mr. Karabin are partners, over which Mr. Karabin has shared voting and investment power and maintains a controlling interest. Includes 41,580 shares issuable upon the exercise of currently exercisable options.

(5)
Includes 39,234 shares purchased jointly by Mr. LaPorte and his wife over which Mr. LaPorte has shared voting and investment power. Includes 43,680 shares issuable upon exercise of currently exercisable options.

(6)
Includes beneficial ownership of 11,361 shares purchased by Mr. Meade for himself of which 6,410 are held in an individual retirement account; 1,137 shares purchased by Mr. Meade's wife; 17,621 shares purchased by Mr. Meade for the Meade Trust; and 17,709 shares purchased jointly by Mr. Meade and his wife. Includes 33,000 shares issuable upon the exercise of currently exercisable options.

(7)
Includes beneficial ownership of 43,266 shares purchased jointly by Mr. Mann and his wife over which Mr. Mann has shared voting and investment power. Includes 31,500 shares issuable upon the exercise of currently exercisable options.

(8)
Includes beneficial ownership of 41,836 shares purchased jointly by Mr. Kuhr and his wife over which Mr. Kuhr has shared voting and investment power. Includes 33,000 shares issuable upon the exercise of currently exercisable options.

(9)
Includes beneficial ownership of 30,226 shares purchased by Mr. Pizzitola for himself and 10,028 shares purchased by Mr. Pizzitola's wife over which Mr. Pizzitola has no voting or investment power. Includes 22,500 shares issuable upon the exercise of currently exercisable options.

(10)
Includes 43,680 shares issuable upon exercise of currently exercisable options.

(11)
Includes 43,680 shares issuable upon exercise of currently exercisable options.

(12)
Includes 35,600 shares issuable upon the exercise of currently exercisable options.

(13)
Includes beneficial ownership of 4,136 shares purchased by Mr. Beauchemin for himself; 3,738 shares purchased by Mr. Beauchemin's wife over which Mr. Beauchemin has no voting or investment power and of which Mr. Beauchemin disclaims beneficial ownership; and 7,112 shares held by Mr. Beauchemin in an individual retirement account. Includes 25,000 shares issuable upon exercise of currently exercisable options.

(14)
Includes beneficial ownership of 6,142 shares purchased by Mr. Mucha for himself which are held in an individual retirement account and 400 shares purchased by Mr. Mucha and his wife over which Mr. Mucha has shared voting and investment power. Includes 25,000 shares issuable upon exercise of currently exercisable options.

(15)
Includes 520,100 shares issuable upon the exercise of currently exercisable options.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires Bancorp Connecticut's officers and directors, and persons who own more than ten percent of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (to which we refer as the Commission) and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by the Commission to furnish Bancorp Connecticut with copies of all Section 16(a) forms that they file. Bancorp Connecticut is not aware of any person or group that owns in excess of five percent of the outstanding common stock.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, Bancorp Connecticut believes that during 2001 all filing requirements applicable to its officers and directors were complied with.

Executive Compensation

        The following table sets forth information with respect to Mr. Morton's and Mr. Mucha's compensation. Mr. Morton is Bancorp Connecticut's chairman, president and chief executive officer and Mr. Mucha is Bancorp Connecticut's treasurer, secretary and chief financial officer and they are the only officers of Bancorp Connecticut whose salary and bonus exceeded $100,000 in 2001. All amounts listed below were paid by SSB to Mr. Morton in his capacity as SSB's president and chief executive officer and to Mr. Mucha in his capacity as SSB's senior vice president and treasurer.

Summary Compensation Table

			Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year		Salary($)	Bonus($)	Securities Underlying Options(1)(#)	All Other Compensation($)
Robert D. Morton, Chairman and President	2001 2000 1999		263,308 247,731 238,500	75,000 50,000 35,000	10,000 7,500 8,000	5,374 7,002 21,161	(2) (2) (3)
Phillip J. Mucha, Treasurer and Secretary	2001 2000 1999	(5)	130,500 124,251 71,538	30,000 27,000 17,000	7,500 5,000 20,000	5,543 3,139 1,938	(4) (4) (4)

(1)
Neither Bancorp Connecticut nor SSB has any plan pursuant to which stock appreciation rights may be granted to any person.

(2)
Includes aggregate contributions of $4,762 and $6,431 in 2001 and 2000, respectively, made by SSB to SSB's savings plan for Mr. Morton's benefit, and $612 and $571 in 2001 and 2000, respectively, representing Mr. Morton's share of premiums for life insurance in connection with his supplemental executive retirement plan.

(3)
Includes aggregate contributions of $5,423 made by SSB to SSB's savings plan for Mr. Morton's benefit, $15,192 for automobile allowance and $546 representing Mr. Morton's share of premiums for life insurance in connection with his supplemental executive retirement plan.

(4)
Includes aggregate contributions made by SSB to SSB's savings plan for Mr. Mucha's benefit.

(5)
Information with respect to Mr. Mucha's compensation for 1999 represents (non-annualized) amounts actually paid since he joined SSB in May 1999.

        Stock Options Granted in 2001.    The following table sets forth certain information regarding stock options granted to the individuals named in the Summary Compensation Table during 2001. In addition, in accordance with the Commission's rules, the table also shows a hypothetical potential realizable value of such options based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The assumed rates of growth were selected by Bancorp Connecticut for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and Bancorp Connecticut's future performance and prospects. Based upon the closing stock price and the number of common shares outstanding at the end of 2001, an assumed annual stock price appreciation of 10% would produce a corresponding aggregate pretax gain over the full option term of approximately $159.4 million for Bancorp Connecticut's common shareholders.

Option Grants In Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise or Base Price($/Sh)	Expiration Date(3)
					5%($)	10%($)
Robert D. Morton, Chairman and President	10,000	14.1%	18.60	12/19/11	116,974	296,436
Phillip J. Mucha, Treasurer and Secretary	7,500	10.6%	18.60	12/19/11	87,730	222,327

(1)
Neither Bancorp Connecticut nor SSB has any plan pursuant to which stock appreciation rights may be granted to any person.

(2)
Potential Realizable Value is based on the assumed annual growth rates for each of the grants shown over their ten-year option term. Actual gains, if any, on stock option exercises are dependent on the future performance of Bancorp Connecticut's common stock. There can be no assurance that the amounts reflected in this table will be achieved. As noted in this proxy statement, under the merger agreement between Bancorp Connecticut and Banknorth, each option granted under a Bancorp Connecticut stock option plan which is outstanding and unexercised immediately price to the effective time of the merger, whether or not then vested, will be terminated and each option holder will be entitled to receive, instead of shares of Bancorp Connecticut's common stock, an amount of cash computed by multiplying (i) the difference between $28.00 and the per share exercise price applicable to each stock option, by (ii) the number of shares of Bancorp Connecticut common stock subject to such option. If the merger is consummated, the value of the stock options to Mr. Morton and to Mr. Mucha using this pricing formula will be $94,000 and $70,500, respectively.

(3)
The options granted to Mr. Morton and Mr. Mucha cannot be exercised until December 19, 2002. However, if the merger is consummated, Mr. Morton and Mr. Mucha will be entitled to receive cash for such option; as described in the preceding footnote.

        Aggregated Option Exercises in 2001 and Option Values at December 31, 2001.    The following table sets forth certain information concerning stock option exercises by the individuals named in the Summary Compensation Table during 2001, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 2001. Also reported are the values for "in-the-money" options that represent the positive spread between the exercise price of any such existing stock options and the closing market price of the common stock at December 31, 2001.

Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

				Value of Unexxercised in-the-Money Options at Fiscal Year-End($)(1)
			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable/Unexercisable	Exercisable/Unexercisable
Robert D. Morton, Chairman and President	18,800	313,753	141,880/10,000	1,244,589/9,000
Phillip J. Mucha, Treasurer and Secretary	0	0	25,000/7,500	85,625/6,750

(1)
These amounts are as of December 31, 2001 year end and do not contemplate consummation of the proposed merger. For the value of all options held by Mr. Morton and Mr. Mucha if the merger is consummated, see the information provided under "Interests of Certain Persons in the Merger—Stock Options" beginning on page [    ] of this proxy statement.

Pension Plan

        SSB maintains a trusteed noncontributory defined benefit pension plan that has been qualified under the Internal Revenue Code of 1986, as amended (to which we refer as the Code), and the Employee Retirement Income Security Act of 1974, as amended (to which we refer as ERISA). The pension plan covers full-time employees of SSB who have attained the age of 21 and have completed at least one year of service with SSB. In general, the pension plan provides for monthly payments to or on behalf of each covered employee upon such employee's normal retirement date after the later of reaching the age of 65 or the fifth anniversary of the employee's participation in the plan. The plan also provides the option of receiving early retirement benefits, provided that the participant has reached the age of 55 and has at least 10 years of service with SSB.

        Effective for benefits earned after June 30, 1989, benefit payments to a participant are based upon (i) the employee's number of years of credited service (up to a maximum of 30), (ii) his average cash compensation (excluding bonuses and other special pay) for the 60 consecutive calendar months of highest earnings during the last 120 consecutive calendar months preceding the employee's retirement date, and (iii) his Social Security covered compensation. A participant may choose from a variety of monthly payment options, including payments for the participant's lifetime only, or for the participant's lifetime and the lifetime of his surviving spouse.

        Under the pension plan, SSB makes an annual contribution for the benefit of eligible employees, if required, to meet the funding requirements of the Code and ERISA. Such contributions are computed on an actuarial basis. All of the contributions to and all of the expenses involved in administering the pension plan are paid entirely by SSB. Although SSB's employees no longer contribute to the pension plan to help fund their benefits, they have previously made such contributions.

Southington Savings Bank
Defined Benefit Pension Plan

Annual Pension Benefits
Based on Years of Service

	Years of Service
Final Average Earnings
	10	15	20	25	30
$20,000	$3,000	$4,500	$6,000	$7,500	$9,000
25,000	3,750	5,625	7,500	9,375	11,250
35,000	5,250	7,875	10,500	13,125	15,750
50,000	8,371	12,557	16,742	20,928	25,113
75,000	13,746	20,619	27,492	34,365	41,238
100,000	19,121	28,682	38,242	47,803	57,363
125,000	24,496	36,744	48,992	61,240	73,488
150,000	29,871	44,807	59,742	74,678	89,613
175,000*	34,171	51,257	68,342	85,428	102,513
200,000*	34,171	51,257	68,342	85,428	102,513

*
Compensation limited to $170,000

        The above table reflects the benefit formula that is currently in effect for those earning benefits after June 30, 1989. Effective for benefits earned on and after June 30, 1994, the limit on an individual's compensation is $150,000, with future indexing, under Section 401(a)(17) of the Code. The limit for 1995 and 1996 was $150,000. The limit for 1997, 1998, and 1999 was $160,000. The limit for 2000 and 2001 is indexed at $170,000. For 2002 the limit is $200,000.

        The pension plan covers a participant's cash compensation (excluding bonuses and other special pay), which is approximately equivalent to the annual compensation reported in the column entitled "Salary" in the "Summary Compensation Table" above. The above table illustrates annual pension benefits for an employee who retired at age 65 in 2001 and elects to have equal payments paid over his lifetime, with no continuation to a spouse. The benefits listed in the table are not subject to a deduction for Social Security or any other offset amount. For the purposes of the pension plan, at June 30, 2001, Mr. Morton had 10 years of credited service and Mr. Mucha had 2 years of credited service.

Supplemental Pension Plan

        Effective January 1, 1996, SSB adopted a supplemental executive retirement plan (to which we refer as the SERP) for Mr. Morton. Under the terms of the SERP, Mr. Morton will receive a supplemental pension benefit at retirement equal to the excess benefit which would have accrued if SSB's defined benefit pension plan benefit were calculated without regard to the compensation and benefit limits of Sections 401(a)(17) and 415 of the Code.

        Retirement benefits payable under the SERP may be paid in any form permitted under SSB's defined benefit pension plan, a lump sum payout, or a fixed number of equal annual installments commencing the latest of the month in which his employment ends, the last month he is paid any liquidated damages provided under his employment agreement, and the last month in which he receives severance payments from SSB.

        SSB has funded its obligations under the SERP by purchasing a cash surrender value life insurance policy on Mr. Morton.

        Effective December 21, 1998, SSB adopted another SERP for Mr. Morton, which in combination with current and prior other employer provided retirement benefits would provide upon Mr. Morton's retirement a benefit equal to 66 2/3% (amended from 60% on December 28, 2001) of his final average compensation. The benefits under the plan were fully vested as of June 30, 2000, the date Mr. Morton completed 10 years of service with SSB. Commencing in December 1999, SSB has made annual funding contributions under this plan with assets purchased by SSB. The assets are held in a grantor trust.

Savings Plan

        In 1987, SSB adopted a contributory defined contribution profit sharing plan that is intended to be qualified under the Code and ERISA, and is further intended to comply with the requirements of Section 401(k) of the Code. The plan covers employees who have attained the age of 21 and have completed at least one year of service with SSB. Eligible employees may elect to defer from 1% to 15% of their compensation (but, for 2001, not in excess of $10,500 and, for 2002, not in excess of $11,000) by means of payroll deduction. For employees earning over $85,000 in 2000, the amount which they may contribute in 2001 may be further limited to enable the savings plan to meet certain tests imposed by the Code. During 2001 SSB's matching contribution was equal to 66 2/3% of the first 6% of the compensation contributed as a salary deferral by the employee. The matching contribution percentages are subject to change at anytime in the future at the discretion of SSB. Participants are always 100% vested in their contributions and SSB matching contributions.

        Contributed sums are held in trust and invested by the trustee. Participants receive a proportionate share of plan earnings or losses based upon their investment selection and their account balances. Participants may request a loan from their accounts in the plan subject to certain restrictions. Generally, the amount of the loan may not exceed one-half of their interest in the plan. Participants may request a withdrawal of their contributions in certain circumstances. Otherwise, upon a participant's retirement, death, disability or termination of employment, the participant's accounts may be paid out in a lump sum.

Employment Agreements

  Robert D. Morton

        Bancorp Connecticut, SSB, and Robert D. Morton, chairman, president and chief executive officer of Bancorp Connecticut, and president and chief executive officer of SSB, are parties to an employment and non-competition agreement dated February 1, 2000, as amended. The term of the employment agreement extends automatically for one additional year on each January 1, so that there are successive one-year terms of employment, unless either party gives 12 months advance notice of its intention not to renew. No such notice has been given, so the effective term of Mr. Morton's employment agreement is until December 31, 2003. The agreement provides, among other things, for a current annual salary of $282,150 with annual salary reviews on or before April 1 of each employment year, and for participation in bonuses and employee benefit plans and fringe benefits which are or may be adopted by SSB for its executive employees, and for supplemental retirement plans now existing for Mr. Morton's benefit.

        Any party may terminate the employment agreement on 30 days notice to the other party, except that Bancorp Connecticut or SSB may immediately terminate Mr. Morton's employment for cause. If (a) Bancorp Connecticut or SSB terminates Mr. Morton's employment agreement without cause (other than on account of his death, retirement or disability) or (b) Mr. Morton voluntarily terminates his employment within 6 months following the occurrence of a change of control, Mr. Morton will be entitled to receive (1) all accrued salary and benefits through the effective date of such termination; (2) a severance benefit equal to the sum of 36 months pay at Mr. Morton's then current base salary plus 3 times the most recent annual bonus received by Mr. Morton from Bancorp Connecticut or SSB; and (3) all benefits then owed to Mr. Morton under all employee benefit plans maintained by Bancorp Connecticut and/or SSB. In addition, in general all stock options granted to Mr. Morton by Bancorp Connecticut and/or SSB shall be fully exercisable. Further, Mr. Morton will continue to receive paid coverage (net of his payment of the same share of the premium cost as is paid by other bank employees) under SSB's group health insurance plan (or the acquiror's health insurance plan) in accordance with Mr. Morton's coverage elections in effect immediately prior to his termination of employment, for a period ending at the earlier of 12 months following termination or the date Mr. Morton receives coverage under another employer's group health plan. In addition, if Bancorp Connecticut or SSB terminates Mr. Morton's employment agreement without cause, or Mr. Morton terminates his employment, whether or not such termination follows a change of control, Mr. Morton will continue to receive paid coverage (subject to his payment of the full premium cost) under Bancorp Connecticut's or any successor's group health insurance plan, in accordance with Mr. Morton's coverage elections in effect immediately prior to his termination of employment (which shall include the right to elect coverage for his spouse), until he reaches age 65. If Mr. Morton is not eligible to participate in such a group health insurance plan, Bancorp Connecticut, SSB, or their respective successors, shall provide him (and his spouse) with comparable health insurance benefits, at a comparable cost to him, under an individual plan until Mr. Morton reaches age 65. The foregoing amounts would not be reduced by any compensation or benefits that Mr. Morton might receive from new employment. In addition, prior to the amendment to the employment agreement referred to in the next paragraph, the agreement provided that if any payment made to Mr. Morton would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, or any interest or penalties with respect to such excise tax, Mr. Morton will be entitled to receive an additional payment in an amount such that after payment by Mr. Morton of all taxes and penalties, Mr. Morton retains the same amount that he would have retained had he not been subject to the excise tax or such interest or penalties. The employment agreement also contains a one-year covenant not to compete if Mr. Morton terminates his employment with SSB voluntarily, except following a change of control.

        In connection with the execution of the merger agreement, Bancorp Connecticut, SSB and Mr. Morton entered into an amendment to Mr. Morton's existing employment agreement with Bancorp

Connecticut and SSB. The amendment deleted the provision relating to the payment to Mr. Morton of additional amounts if any payment to Mr. Morton under the agreement would be subject to the excise tax imposed under Section 4999 of the Code, or any interest or penalties with respect to such tax. Further, the amendment provides that if any of the payments or benefits paid to Mr. Morton upon termination of his employment without cause, or his voluntary termination of his employment within 6 months following a change of control, together with the payment of any other benefits or payments, would constitute a "parachute payment" under Section 280G of the Internal Revenue Code, such payments shall be reduced by the amount, if any, which is necessary to result in no portion of the payments or benefits payable by Bancorp Connecticut or SSB being non-deductible to Bancorp Connecticut or SSB pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

  Phillip J. Mucha

        Bancorp Connecticut, SSB, and Phillip J. Mucha, chief financial officer and treasurer/secretary of Bancorp Connecticut and senior vice president and treasurer of SSB, are parties to an employment and non-competition agreement dated February 1, 2000. The term of the employment agreement extends automatically for one additional year on each January 1, so that there are successive one-year terms of employment, unless either party gives 12 months advance notice of its intention not to renew. No such notice has been given, so the effective term of Mr. Mucha's employment agreement is until December 31, 2003. The agreement provides, among other things, for a current annual salary of $138,500 with an annual salary review on or before April 1 of each employment year, and for participation in bonuses and employee benefit plans and fringe benefits which are or may be adopted by SSB for its executive employees.

        Any party may terminate the employment agreement on 30 days notice to the other party, except that Bancorp Connecticut or SSB may immediately terminate Mr. Mucha's employment for cause. If (a) Bancorp Connecticut or SSB terminates Mr. Mucha's employment agreement without cause (other than on account of his death, retirement or disability) or (b) Mr. Mucha voluntarily terminates his employment within 6 months following the occurrence of a change of control, Mr. Mucha will be entitled to receive (1) all accrued salary and benefits through the effective date of such termination; (2) a severance benefit equal to the sum of 24 months pay at Mr. Mucha's then current base salary plus 2 times the most recent annual bonus received by Mr. Mucha from Bancorp Connecticut or SSB; and (3) all benefits then owed to Mr. Mucha under all employee benefit plans maintained by Bancorp Connecticut and/or SSB. In addition, in general all stock options granted to Mr. Mucha by Bancorp Connecticut and/or SSB shall be fully exercisable. Further, Mr. Mucha will continue to receive paid coverage (net of his payment of the same share of the premium cost as is paid by other bank employees) under SSB's group health insurance plan in accordance with Mr. Mucha's coverage elections in effect immediately prior to his termination of employment, for a period no greater than 12 months following the termination of his employment. The foregoing amounts would not be reduced by any compensation or benefits that Mr. Mucha might receive from new employment. In addition, if any payment made to Mr. Mucha would be subject to the excise tax, Mr. Mucha will be entitled to receive an additional payment in an amount such that after payment by Mr. Mucha of all taxes and penalties, Mr. Mucha retains the same amount that he would have retained had he not been subject to the excise tax or such taxes or penalties. The employment agreement also contains a one-year covenant not to compete if Mr. Mucha terminates his employment with SSB voluntarily, except following a change of control.

Transactions with Management

        Mr. Frederick E. Kuhr, a member of the board, is President and Controlling Shareholder of Evergreen Nursery, Inc., which company provides landscaping and snow removal services to SSB. In 2001, SSB paid Evergreen Nursery, Inc. $69,288 for such services.

Certain Business Relationships

        Mr. Dennis J. Stanek, a member of the board, is a Senior Vice President—Investments of RBC Dain Rauscher Inc., formerly Tucker Anthony Incorporated, which firm provides securities brokerage services to SSB. Mr. Stanek did not receive any portion of the fees paid by SSB in connection with these services during 2001. RBC Dain Rauscher Inc. will continue to perform such services in 2002.

        For information concerning Mr. Kelley's relationship with SSB, see "Compensation Committee Interlocks and Insider Participation" below.

        In the opinion of management of Bancorp Connecticut, the services described in this section and under "Transactions with Management" were provided on terms at least as favorable as could be obtained from independent parties. Bancorp Connecticut and SSB expect to continue to use the services of each of the above persons and entities in the future.

Indebtedness of Management and Others

        SSB has engaged and expects to engage in the future in banking transactions in the ordinary course of business with directors and executive officers of Bancorp Connecticut and their associates and members of their respective families. Such transactions are made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and do not involve more than the normal risk of collectibility or present other unfavorable features.

Audit Committee Report

        Bancorp Connecticut's Audit and Compliance Committee has reviewed and discussed Bancorp Connecticut's audited financial statements as of December 31, 2001 and 2000, and the results of its operations and cash flows for each of the three years in the period ended December 31, 2001 with management. It also has discussed with PricewaterhouseCoopers LLP, Bancorp Connecticut's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

        The Audit and Compliance Committee has received the written disclosures and the letter from Bancorp Connecticut's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), and the Audit and Compliance Committee has discussed with the independent accountants the independent accountant's independence.

        Based upon the above review and discussions, the Audit and Compliance Committee has recommended to the board that the audited financial statements be included in Bancorp Connecticut's Annual Report on Form 10-K for the December 31, 2001 fiscal year for filing with the Commission.

Norbert H. Beauchemin Michael J. Karabin	David P. Kelley Andrew J. Meade	Frank R. Miller

Compensation Committee Report on Executive Compensation

        Bancorp Connecticut provides no cash compensation to its executive officers. Instead, SSB provides such compensation.

        The Compensation Committee of Bancorp Connecticut is responsible for reviewing and approving Bancorp Connecticut's overall compensation philosophy and, together with the Compensation Committee of SSB, recommending the compensation of SSB's executive officers. The Compensation Committee's recommendations on executive compensation are presented to the SSB board and the Bancorp Connecticut board for review and approval.

        SSB's compensation program is comprised of a base salary, stock options, cash performance awards, and customary retirement, insurance and vacation benefits.

        In establishing executive compensation, one of the Compensation Committee's primary considerations is its review of industry data from peer group surveys of salary ranges and incentive pay. SSB's peer group is determined based on company asset size, number of employees and geographical considerations. The Compensation Committee exercises discretion and makes judgments after considering all factors that are relevant to the success of SSB, including the achievement of objective targets relating to SSB's management and financial performance. The Compensation Committee considered the following guidelines in establishing Mr. Morton's compensation: overall leadership of SSB and Bancorp Connecticut; development of future strategies for SSB and Bancorp Connecticut; implementation of strategic plans; achievement of performance targets that reflect the continued financial success of SSB and Bancorp Connecticut and overall shareholder value. Mr. Morton received an annual merit increase of $16,650 for 2001, or 6.6% of his 2000 salary. He also received a cash performance award of $75,000 in 2002 based on his 2001 performance.

        Stock options are granted to employees at all levels of the organization. In recommending option grants for 2001, the Compensation Committee reviewed all ownership of options and distributed new options to certain officers and employees. In 2001, Mr. Morton received options to purchase 10,000 shares of Bancorp Connecticut's common stock, representing 14.1% of the total options distributed to those employees during 2001.

        The Compensation Committee believes that executive compensation levels for fiscal year 2001 adequately reflect SSB's compensation goals, policies and philosophies. Effective for 2001, Mr. Morton's total overall compensation package represents fair compensation in the Compensation Committee's judgment based on its evaluation of Mr. Morton's contribution to SSB's operating results and peer group comparisons.

Michael J. Karabin David P. Kelley	Joseph L. LaPorte Andrew J. Meade	Frank R. Miller Anthony S. Pizzitola

Compensation Committee Interlocks and Insider Participation

        Messrs. Karabin, Kelley, LaPorte, Meade, Miller, and Pizzitola and, until his retirement as a board member in April 2001, Mr. Walter J. Hushak, served as members of the Compensation Committee of the Bancorp Connecticut board and the SSB board during the fiscal year ended December 31, 2001. As part of the boards' review of the Compensation Committee's recommendations, Mr. Morton participated in the boards' deliberations concerning executive officer compensation. Mr. Morton did not participate in any such deliberations relating to his own compensation.

        Mr. Kelley is a senior partner of the law firm of Kelley, Crispino & Kania, LLP. He received a retainer of $22,000 for acting as SSB counsel in 2001. In 2001, SSB paid Kelley, Crispino & Kania, LLP fees for additional legal representation on various matters. Mr. Kelley will receive a $22,000 retainer for acting as SSB counsel in 2002. Kelley, Crispino & Kania, LLP continues to represent SSB on various legal matters.

        Mr. Morton is the chairman, president and chief executive officer of Bancorp Connecticut and president and chief executive officer of SSB.

Compensation of Directors

        The directors of Bancorp Connecticut are also directors of SSB. In 2001, each director of SSB, other than the president, received a fee of $500 for attendance at each regular meeting of SSB board, $600 for attendance at each director/officer seminar, and $400 for attendance at each meeting of a committee of the SSB board. For 2002, these amounts have not changed. Bancorp Connecticut board and committee meetings normally immediately follow SSB meetings, and directors receive no additional compensation for their services at such meetings. When a Bancorp Connecticut meeting does not occur on the same day as an SSB meeting, Bancorp Connecticut pays non-officer directors for each meeting based upon the same rate schedule in effect for SSB.

        In addition to his fees for attendance at SSB board and committee meetings, SSB in 2001 also paid Andrew J. Meade $13,750 for services rendered as SSB chairman since his appointment to this position in May 2001, which amount represents a pro-rata portion of the $22,000 annual retainer paid to SSB's chairman. Mr. Hushak received $7,333, representing his pro-rata portion of the $22,000 annual retainer for services rendered as SSB chairman from January 1, 2001 to the expiration of his term in April, 2001.

        Directors who are not employees of Bancorp Connecticut may participate in the 1997 stock option plan and be awarded non-qualified stock options. Nonemployee directors were previously eligible to be awarded non-qualified stock options pursuant to the 1993 stock option plan that terminated on May 14, 1997 upon the approval of the 1997 stock option plan. The exercise price of these non-qualified stock options may never be less than the fair market value of the underlying common stock on the date the non-qualified stock options are granted. Pursuant to the 1997 stock option plan, on December 19, 2001, each nonemployee director was granted non-qualified stock options to purchase 5,000 shares of common stock of Bancorp Connecticut. These options became exercisable on March 19, 2002 at an exercise price of $18.60 per share and expire on December 19, 2011.

Shareholder Return Presentation

        The following graph compares the change in Bancorp Connecticut's cumulative total return on its common stock to (a) the change in the cumulative total return on the stocks included in the Standard and Poor's 500 Index and (b) the change in the cumulative total return on the stocks included in the Nasdaq Bank Stocks Index assuming an investment of $100 made on December 31, 1996 and comparing relative values on December 31, 2001. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period. Note that the common stock price performance shown below should not be viewed as being indicative of future performance.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES. THE ELECTION OF EACH NOMINEE REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES PRESENT OR REPRESENTED AT THE MEETING.

PROPOSAL NUMBER THREE: RATIFICATION OF THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2002.

        The board has entered into an agreement with PricewaterhouseCoopers LLP, independent certified public accountants, to be Bancorp Connecticut's independent accountants for the fiscal year ending December 31, 2002, subject to ratification by Bancorp Connecticut's shareholders. PricewaterhouseCoopers LLP has been Bancorp Connecticut's independent certified public accountants since Bancorp Connecticut's formation on March 31, 1994 and SSB's independent certified public accountants since August 1993. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so. Unless otherwise directed, proxies will be voted in favor of ratification of the appointment of PricewaterhouseCoopers LLP.

Audit Fees

        The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of Bancorp Connecticut's annual financial statements as of December 31, 2001 and for the year then ended and the reviews of Bancorp Connecticut's financial statements included in Bancorp Connecticut's quarterly Form 10-Q filings with the Commission for the fiscal year 2001 were $86,600 of which an aggregate amount of $29,682 has been billed through December 31, 2001.

Financial Information Systems Design and Implementation Fees

        No fees were incurred or billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2001 relating to financial information systems design and implementation.

All Other Fees

        The aggregate fees for services, other than the services covered under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above, rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2001 were $115,796 of which an aggregate amount of $83,896 has been billed through December 31, 2001. Such services include fees for professional services related to the outsourcing of the internal audit function of SSB, preparation of federal and state income tax returns and related tax return services, services relating to SSB's savings and pension plans, and reviews of internal controls. The Audit and Compliance Committee of the board has considered whether the provision of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP and believes that it is so compatible.

        THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS BANCORP CONNECTICUT'S INDEPENDENT ACCOUNTANTS. THE APPOINTMENT OF BANCORP CONNECTICUT'S INDEPENDENT ACCOUNTANTS MUST BE RATIFIED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED AT THE MEETING.

PROPOSAL NUMBER FOUR: ADJOURNMENT OF MEETING TO A LATER DATE OR DATES,
IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES.

        In the event there are not sufficient votes at the time of the meeting to constitute a quorum or approve the adoption of the merger agreement at the time of the annual meeting, the merger agreement could not be approved unless the meeting were adjourned to a later date or dates in order to permit further solicitation of proxies on the proposal to approve and adopt the merger agreement. In order to allow proxies that have been received by Bancorp Connecticut at the time of the annual meeting to be voted for adjournment, if necessary, Bancorp Connecticut has submitted the question of adjournment to its shareholders as a separate matter for their consideration. If it is necessary to adjourn the annual meeting, the board will determine a new date or dates to which this meeting will be adjourned. We will either announce at the meeting the time and place of the adjourned meeting or, if we adjourn the meeting for more than 30 days or set a new record date for the adjourned meeting, we will give notice of the time and place of the adjourned meeting to each shareholder of record entitled to vote at the meeting.

        The above notice requirements are in accordance with a bylaw amendment approved by the board on June 19, 2002. Prior to the amendment, the bylaws provided that notice of the adjourned meeting shall be given to the stockholders not present or represented at the meeting. The amendment now includes a provision, as permitted by Delaware law, which allows the board to announce, at the meeting, the time and place of the adjourned meeting if the adjourned meeting is not more than 30 days after the meeting and if a new record date is not set.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDER VOTE "FOR" THE ADJOURNMENT OF THE MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES TO APPROVE THE MERGER AGREEMENT. THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

        If a shareholder intends to present a proposal at Bancorp Connecticut's 2003 annual meeting of shareholders, and seeks to have the proposal included in Bancorp Connecticut's proxy statement and form of proxy relating to that annual meeting, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the proposal must be received by Bancorp Connecticut at its principal executive offices located at 121 Main Street, Southington, Connecticut 06489 on or before the close of business November 25, 2002. If a shareholder wishes to present a matter at the 2003 annual meeting that is outside of the processes of Rule 14a-8, Bancorp Connecticut's bylaws state that notice to Bancorp Connecticut must be given to Bancorp Connecticut no later than 20 days prior to the annual meeting date which, if such date is April 23, 2003, is April 3, 2003. After that date, the proposal will be considered untimely and Bancorp Connecticut's proxies will have discretionary voting authority with respect to such matter. Any proposals, as well as any related questions, should be directed to the secretary of Bancorp Connecticut.

        If the merger is approved, the board of directors expects that the 2002 annual meeting will be the last annual meeting for which a proxy statement will be provided.

OTHER MATTERS

        As of the date of this proxy statement, the board of Bancorp Connecticut is not aware of any other business or matters to be presented for consideration at the meeting other than as set forth in the notice of meeting attached to this proxy statement. However, if any other business shall come before the meeting or any adjournment or postponement thereof and be voted upon, the enclosed proxy shall be deemed to confer discretionary authority on the individuals named to vote the shares represented by such proxy as to any such matters.

ANNUAL REPORTS

        In connection with the originally scheduled annual meeting, Bancorp Connecticut mailed to its shareholders its annual report to shareholders for the year ended December 31, 2001, and in connection with the mailing of this proxy statement Bancorp Connecticut is separately mailing a copy of the annual report to each shareholder who was not a shareholder at the time of the initial mailing of the annual report. If you did not receive a copy of the annual report or would like an additional copy, please submit a written or oral request to Thomas A. Sebastian, Bancorp Connecticut, Inc., 121 Main Street, Southington, Connecticut 06489 (860-628-0351). The annual report to shareholders is not part of the proxy solicitation materials for the annual meeting.

        Bancorp Connecticut will provide without charge to each beneficial holder of its common stock on the record date for this meeting (July 1, 2002), upon the written request of any such person, a copy of Bancorp Connecticut's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Commission. Any such request should be made in writing to Thomas A. Sebastian, Bancorp Connecticut, Inc., 121 Main Street, Southington, Connecticut 06489. The Form 10-K Report is not part of the proxy solicitation materials for the annual meeting.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Bancorp Connecticut, SSB, and its subsidiaries to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including consummation of the acquisition of Bancorp Connecticut by Banknorth, any projections, projections of earnings, revenues, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include the general risks associated with the delivery of financial products and services, fluctuating investment returns, rapid technological changes, competition, as well as other risks that are described from time to time in Bancorp Connecticut's filings with the SEC. Bancorp Connecticut assumes no obligations to update these forward-looking statements other than as required by law.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. The annual reports include our audited financial statements. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms which are located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices located in Chicago, Illinois and New York, New York. Copies of such materials are also available from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330. Copies of such materials may also be accessed through the SEC Internet web site at http://www.sec.gov. Once the merger is completed, we will no longer be subject to the reporting requirements of the Exchange Act.

        You should rely only on the information contained in this proxy statement to vote your shares of Bancorp Connecticut common stock at the meeting.

        This proxy statement is dated [July 11], 2002. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to shareholders will not create any implication to the contrary.

ANNEX A

AGREEMENT AND PLAN OF MERGER
DATED AS OF APRIL 10, 2002
BETWEEN
BANKNORTH GROUP, INC.,
AND
BANCORP CONNECTICUT, INC.

TABLE OF CONTENTS

RECITALS

ARTICLE I

CERTAIN DEFINITIONS

ARTICLE VII
CONDITIONS TO CONSUMMATION OF THE MERGER
7.01.	Conditions to Each Party's Obligation to Effect the Merger	30
7.02.	Conditions to Obligation of the Company	30
7.03.	Conditions to Obligations of Parent	30
ARTICLE VIII
TERMINATION
8.01.	Termination	31
8.02.	Effect of Termination and Abandonment	32
ARTICLE IX
MISCELLANEOUS
9.01.	Survival	33
9.02.	Waiver; Amendment	33
9.03.	Counterparts	33
9.04.	Governing Law	33
9.05.	Expenses	33
9.06.	Notices	34
9.07.	Entire Understanding; No Third Party Beneficiaries	34
9.08.	Severability	34
9.09.	Enforcement of the Agreement	35
9.10.	Interpretation	35
9.11.	Assignment	35
9.12.	Alternative Structure	35
ANNEX A	Form of Shareholder Agreement
ANNEX B	Form of Noncompetition Agreement between Parent and Robert D. Morton
ANNEX C	Form of Amendment No. 2 to Employment and Noncompetition Agreement among the Company, the Company Bank and Robert D. Morton

        AGREEMENT AND PLAN OF MERGER, dated as of April 10, 2002 (the "Agreement"), between Banknorth Group, Inc. ("Parent") and Bancorp Connecticut, Inc. (the "Company").

RECITALS

        A.    The Company.    The Company is a Delaware corporation, having its principal place of business in Southington, Connecticut.

        B.    Parent.    Parent is a Maine corporation, having its principal place of business in Portland, Maine.

        C.    Board Action.    The respective Boards of Directors of each of Parent and the Company have determined that it is in the best interests of their respective companies and their shareholders to consummate the transactions provided for herein.

        D.    Shareholder Agreements.    As a material inducement to Parent to enter into this Agreement, and simultaneously with, the execution of this Agreement, each Shareholder (as defined herein) is entering into an agreement, in the form of Annex A hereto (collectively, the "Shareholder Agreements"), pursuant to which they have agreed, among other things, to vote their shares of Company Common Stock in favor of this Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, the parties agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

        1.01.    Certain Definitions.    The following terms are used in this Agreement with the meanings set forth below:

          "Acquisition Proposal" has the meaning set forth in Section 6.06.

          "Agreement" means this Agreement, as amended or modified from time to time in accordance with Section 9.02.

          "Bank Insurance Fund" means the Bank Insurance Fund maintained by the FDIC.

          "Bank Merger Agreement" has the meaning set forth in Section 6.10.

          "Bank Merger" has the meaning set forth in Section 6.10.

          "Bank Secrecy Act" means the Bank Secrecy Act of 1970, as amended.

          "Benefit Plans" has the meaning set forth in Section 5.03(m).

          "Business Day" means Monday through Friday of each week, except a legal holiday recognized as such by the U.S. Government or any day on which banking institutions in the State of Maine or the State of Connecticut are authorized or obligated to close.

          "Certificate" means any certificate which immediately prior to the Effective Time represented shares of Company Common Stock.

          "Certificate of Merger" has the meaning set forth in Section 2.02(a).

          "Closing" and "Closing Date" have the meanings set forth in Section 2.02(b).

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Community Reinvestment Act" means the Community Reinvestment Act of 1977, as amended.

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Company Articles" means the Certificate of Incorporation of the Company, as amended.

          "Company Bank" means Southington Savings Bank.

          "Company Bank Subsidiary" means BCI Financial Corporation.

          "Company Board" means the Board of Directors of the Company.

          "Company Bylaws" means the Bylaws of the Company.

          "Company Common Stock" means the common stock, $1.00 par value per share, of the Company.

          "Company Group" means any "affiliated group" (as defined in Section 1504(a) of the Code without regard to the limitations contained in Section 1504(b) of the Code) that includes the Company and its Subsidiaries or any predecessor of or any successor to the Company (or to another such predecessor or successor).

          "Company Loan Property" has the meaning set forth in Section 5.03(o).

          "Company Meeting" has the meaning set forth in Section 6.02.

          "Company Preferred Stock" means the preferred stock, no par value per share, of the Company.

          "Company Options" means the options to acquire Company Common Stock issued under the Company Stock Option Plans.

          "Company Regulatory Authorities" has the meaning set forth in Section 5.03(i).

          "Company Stock" means, collectively, the Company Common Stock and the Company Preferred Stock.

          "Company Stock Option Plans" means (i) the Company 1997 Stock Option Plan, (ii) the Company Bank 1993 Stock Option Plan and (iii) the Company Bank 1986 Stock Option Plan, in each case as amended as of the date hereof or, in the case of the Company 1997 Stock Option Plan, as amended subject to approval of the shareholders of the Company at its annual meeting of shareholders to be held in 2002.

          "Connecticut Bank Commissioner" means the Commissioner of Banking of the State of Connecticut.

          "Connecticut State Board" has the meaning set forth in Section 6.12.

          "Derivatives Contract" has the meaning set forth in Section 5.03(q).

          "DGCL" means the Delaware General Corporation Law, as amended.

          "Disclosure Schedule" has the meaning set forth in Section 5.01.

          "Dissenting Shares" has the meaning set forth in Section 3.03.

          "Effective Date" has the meaning set forth in Section 2.02(a).

          "Effective Time" has the meaning set forth in Section 2.02(a).

          "EGTRAA" means the Economic Growth and Tax Relief Reconciliation Act of 2001, as amended.

          "Employees" has the meaning set forth in Section 5.03(m).

          "Environmental Laws" has the meaning set forth in Section 5.03(o).

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          "Equal Credit Opportunity Act" means the Equal Credit Opportunity Act, as amended.

          "Equity Investment" means (i) an Equity Security; and (ii) an ownership interest in any company or other entity, any membership interest that includes a voting right in any company or other entity, any interest in real estate; and any investment or transaction which in substance falls into any of these categories even though it may be structured as some other form of investment or transaction.

          "Equity Security" means any stock (other than adjustable-rate preferred stock, money market (auction rate) preferred stock or other instrument determined by the OCC to have the character of debt securities), certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, or voting-trust certificate; any security convertible into such a security; any security carrying any warrant or right to subscribe to or purchase any such security; and any certificate of interest or participation in, temporary or interim certificate for, or receipt for any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" has the meaning set forth in Section 5.03(m)(iii).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "Exchange Agent" means American Stock Transfer & Trust Company, or such other exchange agent as may be designated by Parent and reasonably acceptable to the Company to act as agent for purposes of conducting the exchange procedures described in Section 3.04.

          "Fair Housing Act" means the Fair Housing Act, as amended.

          "FDIC" means the Federal Deposit Insurance Corporation.

          "Federal Reserve Act" means the Federal Reserve Act, as amended.

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

          "GAAP" means accounting principles generally accepted in the United States of America.

          "Governmental Authority" means any federal, state or local court, administrative agency or commission or other governmental authority or instrumentality.

          "Hazardous Substance" has the meaning set forth in Section 5.03(o).

          "Indemnified Party" and "Indemnifying Party" have the meanings set forth in Section 6.08(a).

          "Insurance Amount" has the meaning set forth in Section 6.08(c).

          "Insurance Policies" has the meaning set forth in Section 5.03(w).

          "Liens" means any charge, mortgage, pledge, security interest, restriction, claim, lien or encumbrance.

          "Loans" has the meaning set forth in Section 5.03(r).

          "Maine Superintendent" means the Superintendent of the Bureau of Banking of the State of Maine.

          "Material Adverse Effect" means (a) with respect to the Company, any effect that is material and adverse to the financial position, results of operations or business of the Company and its Subsidiaries taken as a whole or would materially impair the ability of the Company to perform its obligations under this Agreement or otherwise materially impede consummation of the Transactions; provided, however, that Material Adverse Effect shall not be deemed to include the

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  impact of (i) changes in banking and similar laws of general applicability or interpretations thereof by Governmental Authorities, (ii) changes in GAAP or regulatory accounting requirements applicable to banks generally, (iii) changes in general economic conditions affecting banks generally, (iv) any modifications or changes to valuation policies and practices in connection with the Transactions or restructuring charges taken in connection with the Transactions, in each case in accordance with GAAP, (v) reasonable expenses incurred in connection with the Transactions and (vi) the effects of any action or omission taken with the prior consent of Parent; and (b) with respect to Parent, any effect that materially impairs the ability of Parent or Parent Bank to make payment at the Effective Time of the aggregate Merger Consideration or otherwise materially impairs the ability of Parent, Parent Bank or Parent Sub to consummate the Transactions.

          "Merger" has the meaning set forth in Section 2.01(a).

          "Merger Consideration" means $28.00 in cash, without interest, for each share of Company Common Stock that is outstanding immediately prior to the Effective Time (but excluding Dissenting Shares and Treasury Stock).

          "Nasdaq" means The Nasdaq Stock Market, Inc.'s National Market.

          "National Bank Act" means the National Bank Act, as amended.

          "National Labor Relations Act" means the National Labor Relations Act, as amended.

          "OCC" means the Office of the Comptroller of the Currency.

          "OREO" means other real estate owned.

          "Parent" has the meaning set forth in the preamble to this Agreement.

          "Parent Benefits Plans" has the meaning set forth in Section 6.09(a).

          "Parent Board" means the Board of Directors of Parent.

          "Parent Bank" means Banknorth, National Association.

          "Parent Sub" means a Delaware corporation to be formed and wholly-owned by Parent as a transitory Subsidiary to effect the Merger.

          "Pension Plan" has the meaning set forth in Section 5.03(m)(ii).

          "Person" means any individual, bank, corporation, partnership, association, joint-stock company, business trust, limited liability company, unincorporated organization or other organization or firm of any kind or nature.

          "Previously Disclosed" by a party shall mean information set forth in a section of its Disclosure Schedule corresponding to the section of this Agreement where such term is used.

          "Proxy Statement" means the proxy statement, together with any amendments and supplements thereto, to be delivered to holders of Company Common Stock in connection with the solicitation of their approval of this Agreement.

          "Rights" means, with respect to any Person, warrants, options, rights, convertible securities and other arrangements or commitments which obligate the Person to issue or dispose of any of its capital stock or other ownership interests.

          "SEC" means the Securities and Exchange Commission.

          "SEC Documents" has the meaning set forth in Sections 5.03(g) and 5.04(f) in the case of the Company and Parent, respectively.

4

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          "Shareholder Agreements" has the meaning set forth in the recitals to this Agreement.

          "Shareholders" means each director of the Company.

          "Subsidiary" has the meaning ascribed to that term in Section 2(d) of the Bank Holding Company Act of 1956, as amended.

          "Surviving Corporation" has the meaning set forth in Section 2.01(a).

          "Tax" and "Taxes" mean all federal, state, local or foreign income, gross income, gains, gross receipts, sales, use, ad valorem, goods and services, capital, production, transfer, franchise, windfall profits, license, withholding, payroll, employment, disability, employer health, excise, estimated, severance, stamp, occupation, property, environmental, custom duties, unemployment or other taxes of any kind whatsoever, together with any interest, additions or penalties thereto and any interest in respect of such interest and penalties.

          "Tax Returns" means any return, declaration or other report (including elections, declarations, schedules, estimates and information returns) with respect to any Taxes.

          "Transactions" means the Merger and the Bank Merger.

          "Termination Fee" has the meaning set forth in Section 8.02.

          "Treasury Stock" means shares of Company Stock held by the Company or any of its Subsidiaries or by Parent or any of its Subsidiaries, in each case other than in a fiduciary (including custodial or agency) capacity or as a result of debts previously contracted in good faith.

ARTICLE II
THE MERGER

        2.01.    The Merger.

        (a)    The Merger.    Subject to the terms and conditions of this Agreement, at the Effective Time, Parent Sub shall merge with and into the Company in accordance with Section 251 of the DGCL (the "Merger"), the separate corporate existence of Parent Sub shall cease and the Company shall survive and continue to exist as a corporation incorporated under the DGCL (the Company, as the surviving corporation in the Merger, sometimes being referred to herein as the "Surviving Corporation").

        (b)    Name.    The name of the Surviving Corporation shall be "Bancorp Connecticut, Inc."

        (c)    Articles and Bylaws.    The certificate of incorporation and bylaws of the Company immediately after the Merger shall be the Company Articles and the Company Bylaws as in effect immediately prior to the Merger.

        (d)    Directors and Officers of the Surviving Corporation.    The directors and officers of the Company immediately after the Merger shall be the directors and officers of Parent Sub immediately prior to the Merger, until such time as their successors shall be duly elected and qualified.

        (e)    Authorized Capital Stock.    The authorized capital stock of the Surviving Corporation upon consummation of the Merger shall be as set forth in the Company Articles immediately prior to the Merger.

        (f)    Effects of the Merger.    At the Effective Time, the effects of the Merger shall be as provided in Sections 259 to 261 (inclusive) of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of

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Parent Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of Parent Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

        (g)    Additional Actions.    If, at any time after the Effective Time, the Surviving Corporation shall consider that any further assignments or assurances in law or any other acts are necessary or desirable to (i) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Parent Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or (ii) otherwise carry out the purposes of this Agreement, Parent Sub, and its proper officers and directors, shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Corporation and otherwise to carry out the purposes of this Agreement, and the proper officers and directors of the Surviving Corporation are fully authorized in the name of the Surviving Corporation or otherwise to take any and all such action.

        2.02    Effective Date and Effective Time; Closing.

        (a)  Subject to the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the consummation of the Merger, but subject to the fulfillment or waiver of those conditions), the parties shall cause a certificate of merger relating to the Merger (the "Certificate of Merger") to be filed with the Secretary of State of the State of Delaware pursuant to the DGCL on (i) a date selected by Parent after such satisfaction or waiver which is within thirty (30) Business Days following such satisfaction or waiver or (ii) such other date to which the parties may mutually agree in writing. The Merger provided for herein shall become effective upon such filing or on such date as may be specified therein, provided that it is within the aforementioned thirty (30) Business Day period. The date of such filing or such later effective date is herein called the "Effective Date." The "Effective Time" of the Merger shall be the time of such filing or as set forth in such filing.

        (b)  A closing (the "Closing") shall take place immediately prior to the Effective Time at 10:00 a.m., Eastern Time, at the principal offices of Parent in Portland, Maine, or at such other place, at such other time, or on such other date as the parties may mutually agree upon (such date, the "Closing Date"). At the Closing, there shall be delivered to Parent and the Company the certificates and other documents required to be delivered under Article VII hereof.

ARTICLE III
CONSIDERATION; EXCHANGE PROCEDURES

        3.01    Merger Consideration.    Subject to the provisions of this Agreement, at the Effective Time, automatically by virtue of the Merger and without any action on the part of any Person:

        (a)    Outstanding Company Common Stock.    Each share of Company Common Stock, excluding (i) Treasury Stock and (ii) Dissenting Shares, issued and outstanding immediately prior to the Effective Time shall become and be converted into the right to receive the Merger Consideration.

        (b)    Outstanding Parent Sub Common Stock.    Each share of Parent Sub common stock issued and outstanding immediately prior to the Effective Time shall be converted into and become one share of Company Common Stock.

        (c)    Treasury Stock.    Each share of Company Common Stock held as Treasury Stock immediately prior to the Effective Time shall be canceled and retired at the Effective Time and no consideration shall be issued in exchange therefor.

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        3.02    Rights as Shareholders; Stock Transfers.    At the Effective Time, holders of Company Common Stock shall cease to be, and shall have no rights as, shareholders of the Company other than the right to receive the Merger Consideration provided under this Article III. After the Effective Time, there shall be no transfers on the stock transfer books of the Company of shares of Company Common Stock.

        3.03    Dissenting Shares.    Each outstanding share of Company Common Stock the holder of which has perfected his or her right to dissent from the Merger under the DGCL and has not effectively withdrawn or lost such right as of the Effective Time (the "Dissenting Shares") shall not be converted into Company Common Stock or represent a right to receive the Merger Consideration specified in Section 3.01(a) hereof, and the holder thereof shall be entitled only to such rights as are granted by such provisions of the DGCL. If any holder of Dissenting Shares shall fail to perfect or shall have effectively withdrawn or lost the right to dissent, the Dissenting Shares held by such holder shall thereupon be treated as though such Dissenting Shares had been converted into the right to receive the aggregate Merger Consideration to which such holder would be entitled pursuant to Section 3.01(a) hereof. The Company shall give Parent prompt notice upon receipt by the Company of any such written demands for payment of the fair value of shares of Company Common Stock and of withdrawals of such demands and any other instruments provided pursuant to the DGCL. Any payments made in respect of Dissenting Shares shall be made by the Surviving Corporation.

        3.04.    Exchange Procedures.

        (a)  No later than five Business Days following the Effective Time, Parent shall cause the Exchange Agent to mail or make available to each holder of record of a Certificate a notice and letter of transmittal disclosing the effectiveness of the Merger and the procedure for exchanging Certificates for the Merger Consideration. Such letter of transmittal shall specify that delivery shall be effected and risk of loss and title shall pass only upon proper delivery of Certificates to the Exchange Agent.

        (b)  At or prior to the Effective Time, Parent shall deliver, or cause Parent Bank to deliver, by wire transfer in immediately available funds, to the Exchange Agent for the benefit of the holders of Certificates (other than the holders of Dissenting Shares and Treasury Stock) an amount of cash equal to the aggregate Merger Consideration for payment of the aggregate Merger Consideration to such holders of Certificates.

        (c)  Each holder of any outstanding Certificate (other than holders of Dissenting Shares and Treasury Stock) who surrenders such Certificate to the Exchange Agent will, upon acceptance thereof by the Exchange Agent, be entitled to the prompt payment of the Merger Consideration. The Exchange Agent shall accept Certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange in accordance with normal exchange practices. Each outstanding Certificate which is not surrendered to the Exchange Agent shall, except as provided in Section 3.03, evidence ownership of only the right to receive the Merger Consideration without interest.

        (d)  The Exchange Agent shall not be obligated to deliver the Merger Consideration until the holder surrenders a Certificate as provided in this Section 3.04, or, in default thereof, an appropriate affidavit of loss and indemnity agreement and/or a bond as may be reasonably required in each case by the Exchange Agent or Parent. If any check is to be issued in a name other than that in which the Certificate is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed or accompanied by an executed form of assignment separate from the Certificate and otherwise in proper form for transfer and that the person requesting such exchange pay to the Exchange Agent any transfer or other tax required by reason of the issuance of a check in any name other than that of the registered holder of the Certificate surrendered or otherwise establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or is not payable.

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        (e)  Any portion of the cash delivered to the Exchange Agent by Parent or Parent Bank pursuant to Section 3.04(b) that remains unclaimed by the former shareholders of the Company for six months after the Effective Time shall be delivered by the Exchange Agent to Parent or Parent Bank, as applicable. Any shareholders of the Company who have not theretofore complied with Section 3.04(c) shall thereafter look only to Parent for the Merger Consideration. If outstanding Certificates are not surrendered or the payment for them is not claimed prior to the date on which such payment would otherwise escheat to or become the property of any Governmental Authority, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of Parent or Parent Bank, as applicable (and to the extent not in its possession shall be delivered to it), free and clear of all Liens of any Person previously entitled to such property. Neither the Exchange Agent nor any of the parties hereto shall be liable to any holder of Company Common Stock represented by any Certificate for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Parent, Parent Bank and the Exchange Agent shall be entitled to rely upon the stock transfer books of the Company to establish the identity of those persons entitled to receive the Merger Consideration, which books shall be conclusive with respect thereto.

        (f)    The Exchange Agent, Parent or Parent Bank shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Certificates such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any state, local or foreign tax law or regulation thereunder. To the extent that amounts are so withheld by the Exchange Agent, Parent or Parent Bank, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Certificates in respect of which such deduction and withholding was made.

        3.05.    Company Options.    At the Effective Time, each Company Option which is outstanding and unexercised immediately prior to the Effective Time, whether or not then vested and exercisable, shall be terminated and each grantee thereof shall be entitled to receive, in lieu of each share of Company Common Stock that would otherwise have been issuable upon the exercise thereof, an amount of cash computed by multiplying (i) the difference between (x) the Merger Consideration and (y) the per share exercise price applicable to such Company Option by (ii) the number of such shares of Company Common Stock subject to such Company Option. The Company agrees to take or to cause to be taken all action necessary to provide for such termination and payment effective at or before the Effective Time and to ensure that following the Effective Time no holder of a Company Option or any participant in the Company Stock Option Plans shall have any rights thereunder to acquire any Company Stock or any capital stock of any Subsidiary of the Company.

ARTICLE IV
ACTIONS PENDING ACQUISITION

        4.01.    Forbearances of the Company.    From the date hereof until the Effective Time, except as expressly contemplated or permitted by this Agreement or as Previously Disclosed, without the prior written consent of Parent, the Company will not, and will cause each of its Subsidiaries not to, directly or indirectly:

        (a)    Ordinary Course.    Conduct its business other than in the ordinary and usual course consistent with past practice or fail to use reasonable best efforts to preserve its business organization, keep available the present services of its employees and preserve for itself and Parent the goodwill of the customers of the Company and its Subsidiaries and others with whom business relations exist.

        (b)    Capital Stock.    Other than pursuant to the Rights set forth on Schedule 4.01(b) of the Company's Disclosure Schedule and outstanding on the date hereof, (i) issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional shares of stock or any Rights or

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(ii) permit any additional shares of stock to become subject to grants of employee or director stock options or other Rights.

        (c)    Dividends; Etc.    (a) Make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of Company Stock, other than (A) regular quarterly cash dividends at a rate not in excess of $0.19 per share on the Company Common Stock and (B) dividends from wholly-owned Subsidiaries to the Company or another wholly-owned Subsidiary of the Company or (b) directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire, any shares of its capital stock.

        (d)    Compensation; Employment Agreements; Etc.    Enter into or amend or renew any employment, consulting, severance or similar agreements or arrangements with any director, officer or employee of the Company or its Subsidiaries or grant any salary or wage increase or increase any employee benefit or pay any incentive or bonus payments, except (i) for normal individual increases in compensation to employees in the ordinary course of business consistent with past practice, provided that no such increase shall result in an annual adjustment of more than 4%, (ii) for other changes that are required by applicable law, (iii) to satisfy contractual obligations existing as of the date hereof and set forth in Schedule 4.01(d) of the Company's Disclosure Schedule, (iv) for grants of awards to newly-hired employees consistent with past practice, (v) discretionary bonuses in the ordinary course of business and consistent with past practice to employees of the Company or the Company Bank during the period January 1, 2002 to the Effective Time, which bonuses shall be (x) paid immediately prior to the Effective Time, (y) prorated to the extent appropriate and (z) reduced in the case of any individual recipient to the extent necessary to ensure that payment of the bonus, either alone or in combination with the payment of other amounts payable to the recipient in the event his or her employment is terminated following the Merger, would not be nondeductible by the Company or Company Bank under Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code, in each case as reasonably determined by Parent prior to the payment of any bonuses by the Company or Company Bank hereunder and (vi) bonuses to holders of incentive stock options issued under the Company Stock Option Plans as of the date hereof (other than Robert D. Morton) in an amount equal to 7% of the aggregate spread value of such options (based on the difference between the Merger Consideration and the weighted average exercise price of such options, multiplied by the number of shares subject to such options), up to a maximum of $203,000 in the aggregate to all such holders of such incentive stock options (including not more than $50,000 in the aggregate to all executive officers who are party to an employment or severance agreement with the Company or the Company Bank as a group), which bonuses shall be subject to the requirements of clauses (x) and (z) in the immediately preceding clause (v).

        (e)    Hiring.    Hire any person as an employee of the Company or any of its Subsidiaries or promote any employee, except (i) to satisfy contractual obligations existing as of the date hereof and set forth on Schedule 4.01(e) of the Company's Disclosure Schedule and (ii) persons hired to fill any vacancies arising after the date hereof and whose employment is terminable at the will of the Company or a Subsidiary of the Company, as applicable, other than any person to be hired who would have a base salary, including any guaranteed bonus or any similar bonus, considered on an annual basis of more than $50,000.

        (f)    Benefit Plans.    Enter into, establish, adopt or amend (except (i) as may be required by or to make consistent with applicable law, including without limitation the EGTRRA, or (ii) to satisfy contractual obligations existing as of the date hereof and set forth on Schedule 4.01(f) of the Company's Disclosure Schedule) any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement (or similar arrangement) related thereto, in respect of any director, officer or employee of the Company or its Subsidiaries or take any

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action to accelerate the vesting or exercisability of stock options, restricted stock or other compensation or benefits payable thereunder.

        (g)    Dispositions.    Sell, transfer, mortgage, encumber or otherwise dispose of or discontinue any of its assets, deposits, business or properties except in the ordinary course of business consistent with past practice and in a transaction that, together with all other such transactions, is not material to the Company and its Subsidiaries taken as a whole.

        (h)    Acquisitions.    Acquire (other than by way of foreclosures or acquisitions of control in a bona fide fiduciary capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary and usual course of business consistent with past practice) all or any portion of the assets, business, deposits or properties of any other entity.

        (i)    Capital Expenditures.    Make any capital expenditures other than capital expenditures in the ordinary course of business consistent with past practice in amounts not exceeding $50,000 individually or $500,000 in the aggregate.

        (j)    Governing Documents.    Amend the Company Articles or Company Bylaws or the articles of incorporation or bylaws (or equivalent documents) of any Subsidiary of the Company.

        (k)    Accounting Methods.    Implement or adopt any change in its accounting principles, practices or methods, other than as may be required by changes in laws or regulations or GAAP.

        (l)    Contracts.    Except in the ordinary course of business consistent with past practice or as otherwise permitted under this Section 4.01, enter into or terminate any "material contract" (as defined in Section 5.03(k)) or amend or modify in any material respect any of its existing material contracts.

        (m)    Claims.    Enter into any settlement or similar agreement with respect to any action, suit, proceeding, order or investigation to which the Company or any of its Subsidiaries is or becomes a party after the date of this Agreement, which settlement, agreement or action involves payment by the Company and its Subsidiaries of an amount which exceeds $50,000 and/or would impose any material restriction on the business of the Company or any of its Subsidiaries or create precedent for claims that are reasonably likely to be material to the Company and its Subsidiaries taken as a whole.

        (n)    Banking Operations.    Enter into any new material line of business or change its material lending, investment, underwriting, risk and asset liability management and other material banking and operating policies, except as required by applicable law, regulation or policies imposed by any Governmental Authority.

        (o)    Derivatives Contracts.    Enter into any Derivatives Contract, except in the ordinary course of business consistent with past practice.

        (p)    Indebtedness.    Incur any indebtedness for borrowed money (other than deposits, federal funds purchased, cash management accounts, borrowings from the Federal Home Loan Bank of Boston and securities sold under agreements to repurchase, in each case in the ordinary course of business consistent with past practice) or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person, other than in the ordinary course of business consistent with past practice.

        (q)    Investment Securities.    Acquire (other than by way of foreclosures or acquisitions in a bona fide fiduciary capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary course of business consistent with past practice) any debt security or Equity Investment of a type or in an amount that is not permissible for a national bank.

        (r)    Certain Lending Activities.    Acquire any loan or participation in a loan originated by or through Center Capital Corporation.

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        (s)    Adverse Actions.    Take any action that is intended or is reasonably likely to result in (x) any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time at or prior to the Effective Time, (y) any of the conditions to the Merger set forth in Article VII not being satisfied or (z) a material violation of any provision of this Agreement or the Bank Merger Agreement, except, in each case, as may be required by applicable law or regulation.

        (t)    Commitments.    Enter into any contract with respect to, or otherwise agree or commit to do, any of the foregoing.

        4.02.    Forbearances of Parent.    From the date hereof until the Effective Time, except as expressly contemplated or permitted by this Agreement, without the prior written consent of the Company, Parent will not, and will cause each of its Subsidiaries not to:

        (a)    Adverse Actions.    Take any action that is intended or is reasonably likely to result in (x) any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time at or prior to the Effective Time, (y) any of the conditions to the Merger set forth in Article VII not being satisfied or (z) a material violation of any provision of this Agreement or the Bank Merger Agreement, except, in each case, as may be required by applicable law or regulation.

        (b)    Commitments.    Enter into any contract with respect to, or otherwise agree or commit to do, any of the foregoing.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

        5.01.    Disclosure Schedules.    On or prior to the date hereof, Parent has delivered to the Company a schedule and the Company has delivered to Parent a schedule (respectively, its "Disclosure Schedule") setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 5.03 or 5.04 or to one or more of its covenants contained in Article IV; provided, however, that (a) no such item is required to be set forth in a Disclosure Schedule as an exception to a representation or warranty if its absence would not be reasonably likely to result in the related representation or warranty being deemed untrue or incorrect under the standard established by Section 5.02 and (b) the mere inclusion of an item in a Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by a party that such item represents a material exception or fact, event or circumstance or that, absent such inclusion in the Disclosure Schedule, such item is or would be reasonably likely to result in a Material Adverse Effect.

        5.02.    Standard.    No representation or warranty of the Company or Parent contained in Sections 5.03 or 5.04, respectively, shall be deemed untrue or incorrect, and no party hereto shall be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, event or circumstance unless such fact, circumstance or event, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty contained in Section 5.03 or 5.04, has had or is reasonably likely to have a Material Adverse Effect on the party making such representation or warranty.

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        5.03.    Representations and Warranties of the Company.    Subject to Sections 5.01 and 5.02 and except as Previously Disclosed, the Company hereby represents and warrants to Parent:

        (a)    Organization, Standing and Authority.    The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business and is in good standing in each jurisdiction where its ownership or leasing of property or assets or the conduct of its business requires it to be so qualified. The Company has in effect all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as now conducted.

        (b)    Company Capital Stock.    The authorized capital stock of the Company consists solely of 7,000,000 shares of Company Common Stock, of which 5,170,780 shares are outstanding as of the date hereof, and 1,000,000 shares of Company Preferred Stock, of which no shares are outstanding. As of the date hereof, 942,186 shares of the Company Common Stock were held in treasury by the Company or otherwise directly or indirectly owned by the Company. The outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding shares of Company Common Stock have been issued in violation of the preemptive rights of any Person. Section 5.03(b) of the Company's Disclosure Schedule sets forth for each Company Stock Option, the name of the grantee, the date of the grant, the type of grant, the status of the option grant as qualified or non-qualified under Section 422 of the Code, the number of shares of Company Common Stock subject to each option, the number of shares of Company Common Stock subject to options that are currently exercisable and the exercise price per share. Except as set forth in the preceding sentence, there are no shares of Company Stock reserved for issuance, the Company does not have any Rights issued or outstanding with respect to Company Stock, and the Company does not have any commitment to authorize, issue or sell any Company Stock or Rights.

        (c)    Subsidiaries.

          (i)    (A) The Company has Previously Disclosed a list of all of its Subsidiaries together with the jurisdiction of organization of each such Subsidiary, (B) the Company owns, directly or indirectly, all the issued and outstanding equity securities of each of its Subsidiaries, (C) no equity securities of any of its Subsidiaries are or may become required to be issued (other than to the Company) by reason of any Right or otherwise, (D) there are no contracts, commitments, understandings or arrangements by which any of its Subsidiaries is or may be bound to sell or otherwise transfer any of its equity securities (other than to the Company or any of its wholly-owned Subsidiaries), (E) there are no contracts, commitments, understandings, or arrangements relating to the Company's rights to vote or to dispose of such securities and (F) all the equity securities of the Company's Subsidiaries held by the Company or its Subsidiaries are fully paid and nonassessable and are owned by the Company or its Subsidiaries free and clear of any Liens.

          (ii)  Except for securities and other interests held in a fiduciary capacity and beneficially owned by third parties or taken in consideration of debts previously contracted, the Company does not own beneficially, directly or indirectly, any equity securities or similar interests of any Person or any interest in a partnership or joint venture of any kind other than its Subsidiaries and stock in the Federal Home Loan Bank of Boston.

          (iii)  Each of the Company's Subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business and in good standing in the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified.

          (iv)  The deposit accounts of the Company Bank are insured by the Bank Insurance Fund to the maximum extent provided by applicable law, and the Company Bank has paid all deposit insurance premiums and assessments required by applicable laws and regulations.

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        (d)    Corporate Power.    Each of the Company and its Subsidiaries has the corporate power and authority to carry on its business as it is now being conducted and to own all its properties and assets; and the Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, subject to receipt of all necessary approvals of Governmental Authorities and the approval of the Company's shareholders of this Agreement.

        (e)    Corporate Authority.    Subject to the approval of this Agreement by the shareholders of the Company, this Agreement and the Transactions have been authorized by all necessary corporate action of the Company and the Company Board on or prior to the date hereof. The Company has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery by Parent, this Agreement is a valid and legally binding obligation of the Company, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

        (f)    Regulatory Approvals; No Defaults.

          (i)    No consents or approvals of, or waivers by, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by the Company or any of its Subsidiaries in connection with the execution, delivery or performance by the Company and the Company Bank of this Agreement and the Bank Merger Agreement, respectively, or to consummate the Transactions, except for (A) filings of applications or notices with, and approvals or waivers by, the Federal Reserve Board, the OCC, the Maine Superintendent and the Connecticut Bank Commissioner, (B) the filing of the Proxy Statement and form of proxy with, and clearance of the same by, the SEC, (C) the filing of a Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (D) the approval of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock and (E) such corporate approvals and such consents or approvals of, or waivers by, or filings or registrations with, certain of the foregoing federal and state banking agencies in connection with the Bank Merger. As of the date hereof, the Company is not aware of any reason why the approvals set forth above and referred to in Section 7.01(b) will not be received in a timely manner and without the imposition of a condition, restriction or requirement of the type described in Section 7.01(b).

          (ii)  Subject to receipt, or the making, of the consents, approvals and filings referred to in the preceding paragraph, and the expiration of related waiting periods, the execution, delivery and performance of this Agreement and the Bank Merger Agreement by the Company and the Company Bank, as applicable, and the consummation of the Transactions do not and will not (A) constitute a breach or violation of, or a default under, or give rise to any Lien, any acceleration of remedies or any right of termination under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries or any of their respective properties is subject or bound, (B) constitute a breach or violation of, or a default under, the articles of incorporation or bylaws (or similar governing documents) of the Company or any of its Subsidiaries or (C) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license, agreement, indenture or instrument.

        (g)    Financial Reports; Undisclosed Liabilities.

          (i)    The Company's Annual Reports on Form 10-K for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 and all other reports, registration statements, definitive proxy statements or information statements filed or to be filed by it subsequent to

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  December 31, 1998 under the Securities Act or under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act in the form filed or to be filed with the SEC (collectively, the Company's "SEC Documents"), as of the date filed or to be filed, (A) complied or will comply in all material respects as to form with the applicable securities regulations of the SEC as the case may be and (B) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that information as of a later date shall be deemed to modify information as of an earlier date; and each of the balance sheets contained in any such SEC Document (including the related notes and schedules thereto) fairly presents, or will fairly present, the consolidated financial position of the Company and its Subsidiaries as of its date, and each of the consolidated statements of income and changes in shareholders' equity and cash flows or equivalent statements in such SEC Documents (including any related notes and schedules thereto) fairly presents, or will fairly present, the consolidated results of operations, changes in shareholders' equity and changes in cash flows, as the case may be, of the Company and its Subsidiaries for the periods to which they relate, in each case in accordance with GAAP consistently applied during the periods involved.

          (ii)  Since December 31, 2001, neither the Company nor any of its Subsidiaries has incurred any liability other than in the ordinary course of business consistent with past practice (excluding the incurrence of expenses related to this Agreement and the Transactions).

          (iii)  Since December 31, 2001, (A) the Company and its Subsidiaries have conducted their respective businesses in the ordinary and usual course consistent with past practice (excluding the incurrence of expenses related to this Agreement and the transactions contemplated hereby) and (B) no event has occurred or circumstance arisen that, individually or taken together with all other facts, circumstances and events (described in any paragraph of this Section 5.03 or otherwise), is reasonably likely to have a Material Adverse Effect with respect to the Company.

          (iv)  No agreement pursuant to which any loans or other assets have been or shall be sold by the Company or its Subsidiaries entitled the buyer of such loans or other assets, unless there is material breach of a representation or covenant by the Company or its Subsidiaries, to cause the Company or its Subsidiaries to repurchase such loan or other asset or the buyer to pursue any other form of recourse against the Company or its Subsidiaries. Except for regular quarterly cash dividends and a special year-end dividend in 2001 in the amount of $0.20 per share of Company Common Stock, since December 31, 1999, no cash, stock or other dividend or any other distribution with respect to the Company Stock has been declared, set aside or paid. No shares of Company Stock have been purchased, redeemed or otherwise acquired, directly or indirectly, by the Company since December 31, 2001, and no agreements have been made to do the foregoing.

        (h)    Litigation.    No litigation, claim or other proceeding before any court or governmental agency is pending against the Company or any of its Subsidiaries and, to the Company's knowledge, no such litigation, claim or other proceeding has been threatened and there are no facts which could reasonably give rise to such litigation, claim or other proceeding.

        (i)    Regulatory Matters.

          (i)    Neither the Company nor any of its Subsidiaries nor any of any of their respective properties is a party to or is subject to any order, decree, agreement, memorandum of understanding or similar arrangement with, or a commitment letter or similar submission to, or extraordinary supervisory letter from, any federal or state governmental agency or authority charged with the supervision or regulation of financial institutions or issuers of securities or engaged in the insurance of deposits or the supervision or regulation of it (collectively, the "Company Regulatory Authorities"). The Company and its Subsidiaries have paid all assessments made or imposed by any Company Regulatory Authority.

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          (ii)  Neither the Company nor any its Subsidiaries has been advised by, or has any knowledge of facts which could give rise to an advisory notice by, any Company Regulatory Authority that such Company Regulatory Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission.

        (j)    Compliance With Laws.    Each of the Company and its Subsidiaries:

          (i)    is in material compliance with all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto or to the employees conducting such businesses, including, without limitation, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, the Bank Secrecy Act and all other applicable fair lending laws and other laws relating to discriminatory business practices;

          (ii)  has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities that are required in order to permit them to own or lease their properties and to conduct their businesses as presently conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the Company's knowledge, no suspension or cancellation of any of them is threatened; and

          (iii)  has received, since December 31, 1999, no notification or communication from any Governmental Authority (A) asserting that the Company or any of its Subsidiaries is not in compliance with any of the statutes, regulations or ordinances which such Governmental Authority enforces or (B) threatening to revoke any license, franchise, permit or governmental authorization (nor, to the Company's knowledge, do any grounds for any of the foregoing exist).

        (k)    Material Contracts; Defaults.

          (i)    Except for documents listed as exhibits to the Company's SEC Documents, neither the Company nor any of its Subsidiaries is a party to, bound by or subject to any agreement, contract, arrangement, commitment or understanding (whether written or oral) (i) with respect to the employment of any directors, officers, employees or consultants, (ii) which would entitle any present or former director, officer, employee or agent of the Company or its Subsidiaries to indemnification from the Company or its Subsidiaries, (iii) which is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the Company's SEC Documents, (iv) which is a consulting agreement (including data processing, software programming and licensing contracts) not terminable on 60 days or less notice and involving the payment of more than $50,000 per annum or (v) which materially restricts the conduct of any business by the Company or any of its Subsidiaries. The Company has previously delivered to Parent true and correct copies of each such document.

          (ii)  Neither the Company nor any of its Subsidiaries is in material default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party, by which its respective assets, business, or operations may be bound or affected, or under which it or its respective assets, business, or operations receives benefits, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default. No power of attorney or similar authorization given directly or indirectly by the Company or any of its Subsidiaries is currently outstanding.

        (l)    No Brokers.    No action has been taken by the Company or any of its Subsidiaries that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the Transactions, excluding a Previously Disclosed fee to be paid to Sandler O'Neill & Partners, L.P.

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        (m)    Employee Benefit Plans.

          (i)    All benefit and compensation plans, contracts, policies or arrangements covering current or former employees of the Company and its Subsidiaries (the "Employees") and current or former directors of the Company including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of ERISA, and deferred compensation, stock option, stock purchase, stock appreciation rights, stock based, incentive and bonus plans (the "Benefits Plans"), are Previously Disclosed in the Company's Disclosure Schedule. True and complete copies of all Benefit Plans including, but not limited to, any trust instruments and insurance contracts forming a part of any Benefit Plans and all amendments thereto, have been provided to Parent.

          (ii)  All Benefits Plans other than "multiemployer plans" within the meaning of Section 3(37) of ERISA, covering Employees, to the extent subject to ERISA, are in substantial compliance with ERISA. Each Benefit Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (a "Pension Plan") and which is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service, and the Company is not aware of any circumstances likely to result in revocation of any such favorable determination letter or the loss of the qualification of such Pension Plan under Section 401(a) of the Code. There is no pending or, to the Company's knowledge, threatened litigation relating to the Benefits Plans. Neither the Company nor any of its Subsidiaries has engaged in a transaction with respect to any Benefit Plan or Pension Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any of its Subsidiaries to a material tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

          (iii)  No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries with respect to any ongoing, frozen or terminated "single-employer plan," within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate"). Neither the Company nor any of its Subsidiaries has incurred, and neither expects to incur, any withdrawal liability with respect to a multiemployer plan under Subtitle E of Title IV of ERISA (regardless of whether based on contributions of an ERISA Affiliate). No notice of a "reportable event," within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any Pension Plan or by any ERISA Affiliate within the 12-month period ending on the date hereof or will be required to be filed in connection with the transactions contemplated by this Agreement.

          (iv)  All contributions required to be made under the terms of any Benefit Plan have been timely made or have been reflected on the financial statements of the Company included in the Company's SEC Documents. Neither any Pension Plan nor any single-employer plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA and no ERISA Affiliate has an outstanding funding waiver. Neither the Company nor any of its Subsidiaries has provided, or is required to provide, security to any Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

          (v)  Neither the Company nor any of its Subsidiaries has any obligations for retiree health and life benefits under any Benefit Plan, other than coverage as may be required under Section 4980B of the Code or Part 6 of Title I of ERISA, or under the continuation of coverage provisions of the laws of any state or locality. The Company or any of its Subsidiaries may amend or terminate any such Benefit Plan at any time without incurring any liability thereunder.

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          (vi)  None of the execution of this Agreement, shareholder approval of this Agreement or consummation of either of the Transactions will (A) entitle any employees of the Company or any of its Subsidiaries to severance pay or any increase in severance pay upon any termination of employment after the date hereof, (B) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Benefit Plans, (C) result in any breach or violation of, or a default under, any of the Benefit Plans or (D) result in any payment that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the Code, without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future.

        (n)    Labor Matters.    Neither the Company nor any of its Subsidiaries is a party to or is bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is the Company or any of its Subsidiaries the subject of a proceeding asserting that it has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel the Company or any of its Subsidiaries to bargain with any labor organization as to wages or conditions of employment, nor is there any strike or other labor dispute involving it or any of its Subsidiaries pending or, to the Company's knowledge, threatened, nor is the Company or any of its Subsidiaries aware of any activity involving its employees seeking to certify a collective bargaining unit or engaging in other organizational activity.

        (o)    Environmental Matters.

          (i)    The Company and its Subsidiaries are in compliance with applicable Environmental Laws; (ii) to the Company's knowledge, no real property (including buildings or other structures) currently or formerly owned or operated by the Company or any of its Subsidiaries, or any property in which the Company or any of its Subsidiaries has held a security interest, Lien or a fiduciary or management role ("Company Loan Property"), has been contaminated with, or has had any release of, any Hazardous Substance except in compliance with Environmental Laws; (iii) to the Company's knowledge, neither the Company nor any of its Subsidiaries could be deemed the owner or operator of, or has participated in the management regarding Hazardous Substances of, any Company Loan Property which has been contaminated with, or has had any release of, any Hazardous Substance except in compliance with Environmental Laws; (iv) to the Company's knowledge, neither the Company nor any of its Subsidiaries has any liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither the Company nor any of its Subsidiaries has received any notice, demand letter, claim or request for information alleging any violation of, or liability under, any Environmental Law; (vi) neither the Company nor any of its Subsidiaries is subject to any order, decree, injunction or other agreement with any Governmental Authority or any third party relating to any Environmental Law; (vii) to the Company's knowledge, there are no circumstances or conditions (including the presence of asbestos, underground storage tanks, lead products, polychlorinated biphenyls, prior manufacturing operations, dry-cleaning, or automotive services) involving the Company or any of its Subsidiaries, any currently or formerly owned or operated property, or any Company Loan Property, that could reasonably be expected to result in any claims, liability or investigations against the Company or any of its Subsidiaries, result in any restrictions on the ownership, use, or transfer of any property pursuant to any Environmental Law, or adversely affect the value of any Company Loan Property; and (viii) the Company has delivered to Parent copies of all environmental reports, studies, sampling data, correspondence, filings and other environmental information in its possession or reasonably available to it relating to the Company, its Subsidiaries and any currently or formerly owned or operated property or any Company Loan Property.

          As used herein, the term "Environmental Laws" means any federal, state or local law, regulation, order, decree, permit, authorization, opinion or agency requirement relating to: (A) the

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  protection or restoration of the environment, health, safety, or natural resources, (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) wetlands, indoor air, pollution, contamination or any injury or threat of injury to persons or property in connection with any Hazardous Substance; and the term "Hazardous Substance" means any substance that is: (A) listed, classified or regulated pursuant to any Environmental Law, (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon or (C) any other substance which is the subject of regulatory action by any Governmental Authority in connection with any Environmental Law.

        (p)    Tax Matters.

          (i)    (A) All Tax Returns that are required to be filed on or before the Effective Date (taking into account any extensions of time within which to file which have not expired) by or with respect to the Company Group have been or will be timely filed on or before the Effective Date, (B) all such Tax Returns are or will be true and complete in all material respects, (C) all Taxes shown to be due on the Tax Returns referred to in clause (A) have been or will be timely paid in full, (D) the Tax Returns referred to in clause (A) have been examined by the Internal Revenue Service or the appropriate Tax authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired, (E) all deficiencies asserted or assessments made as a result of examinations conducted by any taxing authority have been paid in full, (F) no material issues that have been raised by the relevant taxing authority in connection with the examination of any of the Tax Returns referred to in clause (A) are currently pending and (G) no member of the Company Group has waived any statutes of limitation with respect to any Taxes of the Company or any of its Subsidiaries.

          (ii)  The Company has made available to Parent true and correct copies of the United States federal income Tax Returns filed by the Company and its Subsidiaries for each of the three most recent fiscal years ended on or before December 31, 2000.

          (iii)  Neither the Company nor any of its Subsidiaries has any liability with respect to income, franchise or similar Taxes that accrued on or before the end of the most recent period covered by the Company's SEC Documents filed prior to the date hereof in excess of the amounts accrued or subject to a reserve with respect thereto that are reflected in the financial statements included in the Company's SEC Documents filed on or prior to the date hereof.

          (iv)  Neither the Company nor any of its Subsidiaries is a party to any Tax allocation or sharing agreement, is or has been a member of an affiliated group filing consolidated or combined Tax Returns (other than a group the common parent of which is or was the Company) or otherwise has any liability for the Taxes of any Person (other than the Company and its Subsidiaries).

          (v)  Since December 31, 1995, no closing agreements, private letter rulings, technical advice memoranda or similar agreement or rulings have been entered into or issued by any taxing authority with respect to the Company and its Subsidiaries.

          (vi)  Neither the Company nor any of its Subsidiaries maintains any compensation plans, programs or arrangements the payments under which would not reasonably be expected to be deductible as a result of the limitations under Section 162(m) of the Code and the regulations issued thereunder.

          (vii) (A) No Tax is required to be withheld pursuant to Section 1445 of the Code as a result of the Transactions and (B) all material Taxes that the Company or any of its Subsidiaries is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required by applicable law, have been paid to the proper Governmental Authority or other Person.

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        (q)    Risk Management Instruments.    Neither the Company nor any of its Subsidiaries is a party or has agreed to enter into an exchange traded or over-the-counter equity, interest rate, foreign exchange or other swap, forward, future, option, cap, floor or collar or any other contract that is not included on the balance sheet and is a derivatives contract (including various combinations thereof) (each, a "Derivatives Contract") or owns securities that (i) are referred to generically as "structured notes," "high risk mortgage derivatives," "capped floating rate notes" or "capped floating rate mortgage derivatives" or (ii) are likely to have changes in value as a result of interest or exchange rate changes that significantly exceed normal changes in value attributable to interest or exchange rate changes, except for those Derivatives Contracts and other instruments legally purchased or entered into in the ordinary course of business, consistent with safe and sound banking practices and regulatory guidance. All of such Derivatives Contracts or other instruments, are legal, valid and binding obligations of the Company or any of its Subsidiaries enforceable in accordance with their terms (except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally), and are in full force and effect. The Company and its Subsidiaries have duly performed in all material respects all of their material obligations thereunder to the extent that such obligations to perform have accrued; and, to the Company's knowledge, there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder.

        (r)    Loans; Nonperforming and Classified Assets.

          (i)    Each loan agreement, note or borrowing arrangement, including without limitation portions of outstanding lines of credit and loan commitments (collectively, "Loans"), on the books and records of the Company and its Subsidiaries, was made and has been serviced in all material respects in accordance with customary lending standards in the ordinary course of business, is evidenced in all material respects by appropriate and sufficient documentation and, to the knowledge of the Company, constitutes the legal, valid and binding obligation of the obligor named therein, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditor's rights or by general equity principles.

          (ii)  The Company has Previously Disclosed as to the Company and each Company Subsidiary as of the latest practicable date: (i) any written or, to the Company's knowledge, oral Loan under the terms of which the obligor is 60 or more days delinquent in payment of principal or interest, or to the Company's knowledge, in default of any other material provision thereof; (ii) each Loan which has been classified as "substandard," "doubtful," "loss" or "special mention" (or words of similar import) by the Company, a Company Subsidiary or an applicable regulatory authority (it being understood that no representation is being made that the FDIC or the Connecticut Bank Commissioner would agree with the loan classifications established by the Company); (iii) a listing of the OREO acquired by foreclosure or by deed-in-lieu thereof, including the book value thereof; and (iv) each Loan with any director, executive officer or five percent or greater shareholder of the Company or a Company Subsidiary, or to the best knowledge of the Company, any Person controlling, controlled by or under common control with any of the foregoing.

        (s)    Properties.    All real and personal property owned by the Company or a Subsidiary of the Company or presently used by any of them in its respective business is in an adequate condition (ordinary wear and tear excepted) and is sufficient to carry on its business in the ordinary course of business consistent with its past practices. The Company has good and marketable title free and clear of all Liens to all of the material properties and assets, real and personal, reflected on the consolidated statement of financial condition of the Company as of December 31, 2001 included in the Company's SEC Documents or acquired after such date, other than properties sold by the Company in the ordinary course of business, except (i) Liens for current taxes and assessments not yet due or payable (ii) pledges to secure deposits and other Liens incurred in the ordinary course of its banking business,

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(iii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent and (iv) as reflected on the consolidated statement of financial condition of the Company as of December 31, 2001 included in the Company's SEC Documents. All real and personal property which is material to the Company's business on a consolidated basis and leased or licensed by the Company or a Subsidiary of the Company is held pursuant to leases or licenses which are valid and enforceable in accordance with their respective terms and such leases will not terminate or lapse prior to the Effective Time.

        (t)    Intellectual Property.    The Company and each Subsidiary of the Company owns or possesses valid and binding licenses and other rights to use without payment of any material amount all material patents, copyrights, trade secrets, trade names, service marks and trademarks used in its businesses, all of which have been Previously Disclosed by the Company, and none of the Company or any of its Subsidiaries has received any notice of conflict with respect thereto that asserts the right of others. The Company and each of its Subsidiaries have performed in all material respects all the obligations required to be performed by them and are not in default under any contract, agreement, arrangement or commitment relating to any of the foregoing.

        (u)    Fiduciary Accounts.    The Company and each of its Subsidiaries has in all material respects properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable laws and regulations. Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers or employees, has committed any breach of trust with respect to any fiduciary account and the records for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

        (v)    Books and Records.    The books and records of the Company and its Subsidiaries are being maintained in material compliance with applicable legal and accounting requirements, and such books and records accurately reflect in all material respects all dealings and transactions in respect of the business, assets, liabilities and affairs of the Company and its Subsidiaries.

        (w)    Insurance.    The Company has Previously Disclosed all of the material insurance policies, binders, or bonds currently maintained by the Company or any of its Subsidiaries ("Insurance Policies"). The Company and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of the Company reasonably has determined to be prudent in accordance with industry practices. All the Insurance Policies are in full force and effect; the Company and its Subsidiaries are not in material default thereunder; and all claims thereunder have been filed in due and timely fashion.

        (x)    Allowance For Loan Losses.    The Company's allowance for loan losses is, and shall be as of the Effective Date, in compliance with the Company's existing methodology for determining the adequacy of its allowance for loan losses as well as the standards established by applicable Governmental Authorities and the Financial Accounting Standards Board and is and shall be adequate under all such standards.

        (y)    Transactions With Affiliates.    All "covered transactions" between the Company Bank and an "affiliate" within the meaning of Sections 23A and 23B of the Federal Reserve Act have been in compliance with such provisions.

        (z)    Required Vote; Antitakeover Provisions.

          (i)    The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is necessary to approve this Agreement on behalf of the Company. No other vote of the shareholders of the Company is required by law, the Company Articles, the Company Bylaws or otherwise to approve this Agreement and the Transactions.

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          (ii)  Based on the representation and warranty of Parent contained in Section 5.04(i), no "control share acquisition," "business combination moratorium," "fair price" or other form of antitakeover statute or regulation is applicable to this Agreement and the Transactions with respect to the Company. Without limiting the foregoing, the Board of Directors of the Company has approved the Agreement and the Merger and has taken all other requisite action such that the provisions of Section 203 of the DGCL and the provisions of the Company Articles relating to special voting requirements for certain business combinations will not apply to this Agreement or either of the Transactions.

        (aa)    Fairness Opinion.    The Company Board has received the written opinion of Sandler O'Neill & Partners, L.P. to the effect that as of the date hereof the Merger Consideration is fair to the holders of Company Common Stock from a financial point of view.

        (bb)    Proxy Statement.    As of the date of the Proxy Statement and the date of the meeting of the shareholders of the Company to which such Proxy statement relates, the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date.

        (cc)    Transactions in Securities.    To the Companys knowledge, (a) no director or officer of the Company or the Company's Subsidiaries, (b) no person related to any such director or officer by blood, marriage or adoption and residing in the same household and (c) no Person who has been knowingly provided material nonpublic information by any one or more of these persons, has purchased or sold, or caused to be purchased or sold, any shares of Company Stock or other securities issued by the Company (i) during any period when the Company was in possession of material nonpublic information or (ii) in violation of any applicable provision of the Securities Act or the Exchange Act.

        (dd)    Disclosure.    The representations and warranties contained in this Section 5.03, when considered as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 5.03 not misleading.

        5.04    Representations and Warranties of Parent.    Subject to Sections 5.01 and 5.02 and except as Previously Disclosed, Parent hereby represents and warrants to the Company as follows:

        (a)    Organization, Standing and Authority.    Parent is duly organized, validly existing and in good standing under the laws of the State of Maine. Parent is duly qualified to do business and is in good standing in each jurisdiction where its ownership or leasing of property or assets or the conduct of its business requires it to be so qualified. Parent has in effect all federal, state, local, and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted.

        (b)    Subsidiaries.    Parent Bank has been duly organized and is validly existing in good standing under the laws of the United States, and is duly qualified to do business and in good standing in the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified. Upon its organization, Parent Sub will be duly organized, and validly existing in good standing under the laws of the United States. Parent owns all of the outstanding equity securities of Parent Bank, and following the organization of Parent Sub, Parent will own all of the outstanding equity securities of Parent Sub.

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        (c)    Corporate Power.    Each of Parent and Parent Bank has the corporate power and authority to carry on its business as it is now being conducted and to own all its properties and assets; and each of Parent and Parent Bank has, and upon its organization Parent Sub will have, the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Bank Merger Agreement, as applicable, and to consummate the Transactions, subject to receipt of all necessary approvals of Governmental Authorities.

        (d)    Corporate Authority.    This Agreement and the Transactions have been authorized by all necessary corporate action of Parent and the Parent Board and following its organization this Agreement and the Transactions will be authorized by all necessary corporate action of Parent Sub and the Board of Directors of Parent Sub. This Agreement has been duly executed and delivered by Parent and, assuming due authorization, execution and delivery by the Company, this Agreement is a valid and legally binding agreement of Parent enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles). Following its organization, this Agreement will be duly executed and delivered by Parent Sub and, following such execution and delivery, assuming due authorization, execution and delivery by the Company, this Agreement will be a valid and legally binding agreement of Parent Sub enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

        (e)    Regulatory Approvals; No Defaults

          (i)    No consents or approvals of, or waivers by, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by Parent or any of its Subsidiaries in connection with the execution, delivery or performance by Parent, Parent Bank or Parent Sub of this Agreement or the Bank Merger Agreement, as applicable, or to consummate the Transactions, except for (A) filings of applications or notices with, and approvals or waivers by, the Federal Reserve Board, the OCC, the Maine Superintendent and the Connecticut Bank Commissioner, (B) the filing of a Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and (C) such corporate approvals and such consents or approvals of, or waivers by, or filings or registrations with, certain of the foregoing federal and state banking agencies in connection with the Bank Merger. As of the date hereof, Parent is not aware of any reason why the approvals set forth above and referred to in Section 7.01(b) will not be received in a timely manner and without the imposition of a condition, restriction or requirement of the type described in Section 7.01(b).

          (ii)  Subject to receipt, or the making, of the consents, approvals and filings referred to in the preceding paragraph and expiration of the related waiting periods, the execution, delivery and performance of this Agreement and the Bank Merger Agreement by Parent, Parent Bank and Parent Sub, as applicable, and the consummation of the Transactions do not and will not (A) constitute a breach or violation of, or a default under, or give rise to any Lien, any acceleration of remedies or any right of termination under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of Parent or of any of its Subsidiaries or to which Parent or any of its Subsidiaries or any of their respective properties is subject or bound, (B) constitute a breach or violation of, or a default under, the articles of incorporation or bylaws (or similar governing documents) of Parent or any of its Subsidiaries or (C) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license, agreement, indenture or instrument.

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        (f)    Financial Reports and SEC Documents; Material Adverse Effect.

          (i)    Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and all other reports, registration statements, definitive proxy statements or information statements filed or to be filed by it subsequent to December 31, 1998 under the Securities Act or under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act in the form filed or to be filed with the SEC (collectively, Parent's "SEC Documents"), as of the date filed or to be filed, (A) complied or will comply in all material respects as to form with the applicable requirements under the Securities Act or the Exchange Act, as the case may be and (B) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each of the balance sheets contained in or incorporated by reference into any such SEC Document (including the related notes and schedules thereto) fairly presents, or will fairly present, the financial position of Parent and its Subsidiaries as of its date, and each of the statements of income and changes in shareholders' equity and cash flows or equivalent statements in such SEC Documents (including any related notes and schedules thereto) fairly presents, or will fairly present, the results of operations, changes in shareholders' equity and changes in cash flows, as the case may be, of Parent and its Subsidiaries for the periods to which they relate, in each case in accordance with GAAP consistently applied during the periods involved, except in each case as may be noted therein.

          (ii)  Since December 31, 2001, no event has occurred or circumstance arisen that, individually or taken together with all other facts, circumstances and events (described in any paragraph of this Section 5.04 or otherwise), is reasonably likely to have a Material Adverse Effect with respect to Parent.

        (g)    Financial Ability.    On the Effective Date, Parent or Parent Bank will have all funds necessary to consummate the Merger and pay the aggregate Merger Consideration to holders of Company Common Stock pursuant to Section 3.01(a) hereof. Each of Parent and Parent Bank is, and immediately following completion of the Transactions will be, in compliance with all capital requirements applicable to it.

        (h)    Proxy Statement Information.    None of the information relating to Parent or its Subsidiaries which is expressly provided by Parent to the Company for inclusion in the Proxy Statement, as of the date of the Proxy Statement and the date of the meeting of the shareholders of the Company to which such Proxy Statement relates, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date.

        (i)    Ownership of Company Common Stock.    As of the date hereof, none of Parent or any of its Subsidiaries, or to Parent's knowledge, any of its other affiliates or associates (as such terms are defined under the Exchange Act), owns beneficially or of record, directly or indirectly, or is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, shares of Company Common Stock (other than shares held in a fiduciary capacity that are beneficially owned by third parties or as a result of debts previously contracted) which in the aggregate represent 5% or more of the outstanding Company Common Stock.

        (j)    Disclosure.    The representations and warranties contained in this Section 5.04, when considered as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 5.04 not misleading.

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ARTICLE VI
COVENANTS

        6.01    Reasonable Best Efforts.    Subject to the terms and conditions of this Agreement, each of the parties to the Agreement agrees to use its reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Merger promptly as practicable and the consummation of the Bank Merger immediately after the Merger, and otherwise to enable consummation of the Transactions, including the satisfaction of the conditions set forth in Article VII hereof, and shall cooperate fully with the other parties hereto to that end.

        6.02    Shareholder Approval.    The Company agrees to take, in accordance with applicable law and the Company Articles and Company Bylaws, all action necessary to convene as soon as reasonably practicable a meeting of its shareholders to consider and vote upon the approval of this Agreement and any other matters required to be approved by the Company's shareholders in order to permit consummation of the Transactions (including any adjournment or postponement, the "Company Meeting"). Except with the prior approval of Parent, no other matters shall be submitted for the approval of the Company shareholders at the Company Meeting. The Company Board shall at all times prior to and during such meeting recommend such approval and shall take all reasonable lawful action to solicit such approval by its shareholders; provided that nothing in this Agreement shall prevent the Company Board from withholding, withdrawing, amending or modifying its recommendation if the Company Board determines, after consultation with its outside counsel, that such action is legally required in order for the directors to comply with their fiduciary duties to the Company shareholders under applicable law; provided, further, that Section 6.06 shall govern the withholding, withdrawing, amending or modifying of such recommendation in the circumstances described therein.

        6.03    Securities and Regulatory Filings.

        (a)  The parties shall promptly cooperate with each other in the preparation of the Proxy Statement to be filed by the Company with the SEC, and the parties agree to use their reasonable best efforts to cause the Proxy Statement to be cleared by the SEC promptly after filing. After the SEC has cleared the Proxy Statement, the Company shall promptly mail the Proxy Statement to its shareholders.

        (b)  Each of Parent and the Company and their respective Subsidiaries shall cooperate and use their respective reasonable best efforts to prepare all documentation, to effect all filings and to obtain all permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary to consummate the Transactions and any other transactions contemplated by this Agreement and the Bank Merger Agreement; and any initial filings with Governmental Authorities (other than the Proxy Statement) shall be made by Parent as soon as reasonably practicable after the execution hereof. Each of Parent and the Company shall have the right to review in advance, and to the extent practicable each shall consult with the other, in each case subject to applicable laws relating to the exchange of information, with respect to all material written information submitted to any third party or any Governmental Authority in connection with the transactions contemplated by this Agreement and the Bank Merger Agreement. In exercising the foregoing right, each of such parties agrees to act reasonably and as promptly as practicable. Each party hereto agrees that it shall consult with the other parties hereto with respect to the obtaining of all material permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the Transactions and each party shall keep the other parties apprised of the status of material matters relating to completion of the Transactions.

        (c)  Each party agrees, upon request, to furnish the other parties with all information concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably

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necessary or advisable in connection with any filing, notice or application made by or on behalf of such other parties or any of their respective Subsidiaries to any third party or Governmental Authority.

        6.04    Press Releases.    The Company and Parent shall consult with each other before issuing any press release with respect to the Transactions or this Agreement and shall not issue any such press release or make any such public statements without the prior consent of the other party, which shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party (but after such consultation, to the extent practicable in the circumstances), issue such press release or make such public statements as may upon the advice of outside counsel be required by law or the rules or regulations of Nasdaq. The Company and Parent shall cooperate to develop all public announcement materials and make appropriate management available at presentations related to the Transactions as reasonably requested by the other party.

        6.05    Access; Information.

        (a)  The Company agrees that upon reasonable notice and subject to applicable laws relating to the exchange of information, it shall afford Parent and its officers, employees, counsel, accountants and other authorized representatives such access during normal business hours throughout the period prior to the Effective Time to the books, records (including, without limitation, Tax Returns and work papers of independent auditors), properties and personnel of the Company and its Subsidiaries and to such other information as Parent may reasonably request and, during such period, it shall furnish promptly to Parent all information concerning the business, properties and personnel of the Company and its Subsidiaries as Parent may reasonably request.

        (b)  Parent agrees that it will not, and will cause its representatives not to, use any information obtained pursuant to this Section 6.05 (as well as any other information obtained prior to the date hereof in connection with the entering into of this Agreement) for any purpose unrelated to the consummation of the Transactions. Subject to the requirements of law, Parent shall keep confidential, and shall cause its representatives to keep confidential, all information and documents obtained pursuant to this Section 6.05 (as well as any other information obtained prior to the date hereof in connection with the entering into of this Agreement) unless such information (i) was already known to such party, (ii) becomes available to such party from other sources not known by such party to be bound by a confidentiality obligation, (iii) is disclosed with the prior written approval of the Company or (iv) is or becomes readily ascertainable from publicly available sources. In the event that this Agreement is terminated or the Transactions shall otherwise fail to be consummated, Parent shall promptly cause all copies of documents or extracts thereof (including without limitation those in electronic format) containing information and data as to the Company to be returned to the Company or destroyed and, upon the written request of the Company, Parent shall furnish to the Company an affidavit of the President of Parent attesting that all such action has been taken. No investigation by Parent of the business and affairs of the Company shall affect or be deemed to modify or waive any representation, warranty, covenant or agreement in this Agreement, or the conditions to the obligations of Parent and Parent Sub to consummate the Transactions.

        6.06    Acquisition Proposals.    The Company agrees that neither it nor any of its Subsidiaries shall, and that it shall direct and use its reasonable best efforts to cause its and each such Subsidiary's directors, officers, employees, agents and representatives not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation or similar transaction involving, or any purchase of all or substantially all of the assets of the Company or more than 10% of the outstanding equity securities of, the Company or any of its Subsidiaries (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal," provided that the term "Acquisition Proposal" shall not include any proposal or offer to purchase shares of common stock of the Company Bank Subsidiary pursuant to a Shareholders Agreement, dated as of April 16, 1998, among the Company Bank, the

25

Company Bank Subsidiary and Timothy W. Rourke). The Company further agrees that neither the Company nor any of its Subsidiaries shall, and that it shall direct and use its reasonable best efforts to cause its and each such Subsidiary's directors, officers, employees, agents and representatives not to, directly or indirectly, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent the Company or the Company Board from (A) complying with its disclosure obligations under federal or state law; (B) providing information in response to a request therefor by a Person who has made an unsolicited bona fide written Acquisition Proposal if the Company Board receives from the Person so requesting such information an executed confidentiality agreement; (C) engaging in any negotiations or discussions with any Person who has made an unsolicited bona fide written Acquisition Proposal or (D) recommending such an Acquisition Proposal to the shareholders of the Company, if and only to the extent that, in each such case referred to in clause (B), (C) or (D) above, the Company Board determines in good faith (after consultation with outside legal counsel) that failure to take such action would reasonably be expected to constitute a breach of such directors' fiduciary duties under applicable law and the Company Board determines in good faith (after consultation with its financial advisor) that such Acquisition Proposal, if accepted, is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the proposal and the Person making the proposal and would, if consummated, result in a transaction more favorable to the Company's shareholders from a financial point of view than the Merger. The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposals. The Company agrees that it will notify Parent immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of the representatives of the Company as soon as the Company becomes aware of the same.

        6.07    Certain Policies.    Prior to the Effective Date, each of the Company and its Subsidiaries shall, consistent with GAAP, the rules and regulations of the SEC and applicable banking laws and regulations, modify or change its loan, OREO, accrual, reserve, tax, litigation and real estate valuation policies and practices (including loan classifications and levels of reserves) so as to be applied on a basis that is consistent with that of Parent; provided, however, that no such modifications or changes need be made prior to the satisfaction of the condition set forth in Sections 7.01(a) and 7.01(b); and further provided that in any event, no accrual or reserve made by the Company or any of its Subsidiaries pursuant to this Section 6.07 shall constitute or be deemed to be a breach, violation of or failure to satisfy any representation, warranty, covenant, agreement, condition or other provision of this Agreement or otherwise be considered in determining whether any such breach, violation or failure to satisfy shall have occurred. The recording of any such adjustments shall not be deemed to imply any misstatement of previously furnished financial statements or information and shall not be construed as concurrence of the Company or its management with any such adjustments.

        6.08    Indemnification.

        (a)  From and after the Effective Time, Parent (the "Indemnifying Party") shall indemnify and hold harmless each present and former director, officer and employee of the Company or a Company Subsidiary, as applicable, determined as of the Effective Time (the "Indemnified Parties") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, arising in whole or in part out of or pertaining to the fact that he or she was a director, officer, employee, fiduciary or agent of the Company or any Company Subsidiary or is or was serving at the request of the Company

26

or any of the Company Subsidiaries as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, including without limitation matters related to the negotiation, execution and performance of this Agreement or any of the transactions contemplated hereby, to the fullest extent which such Indemnified Parties would be entitled under the Company Articles and Company Bylaws or equivalent documents of any Company Subsidiary, as applicable, in each case as in effect on the date hereof. Without limiting the foregoing, Parent also agrees that limitations on liability existing in favor of the Indemnified Parties as provided in the articles of incorporation or similar governing document of the Company Bank and any other Subsidiary of the Company as in effect on the date hereof with respect to matters occurring prior to the Effective Time shall survive the Merger and the Bank Merger and shall continue in full force and effect from and after the Effective Time.

        (b)  Any Indemnified Party wishing to claim indemnification under this Section 6.08, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify the Indemnifying Party, but the failure to so notify shall not relieve the Indemnifying Party of any liability it may have to such Indemnified Party if such failure does not actually prejudice the Indemnifying Party. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) the Indemnifying Party shall have the right to assume the defense thereof and the Indemnifying Party shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if the Indemnifying Party elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between the Indemnifying Party and the Indemnified Parties, the Indemnified Parties may retain counsel which is reasonably satisfactory to the Indemnifying Party, and the Indemnifying Party shall pay, promptly as statements therefor are received, the reasonable fees and expenses of such counsel for the Indemnified Parties (which may not exceed one firm in any jurisdiction), (ii) the Indemnified Parties will cooperate in the defense of any such matter, (iii) the Indemnifying Party shall not be liable for any settlement effected without its prior written consent and (iv) the Indemnifying Party shall have no obligation hereunder in the event that a federal or state banking agency or a court of competent jurisdiction shall determine that indemnification of an Indemnified Party in the manner contemplated hereby is prohibited by applicable laws and regulations.

        (c)  Prior the Effective Time, Parent shall use its reasonable best efforts to purchase, at its sole cost and expense, an extended reporting period endorsement under the Company's existing directors' and officers' liability insurance coverage for the Company's directors and officers in a form reasonably acceptable to the Company which shall provide such directors and officers with coverage for six years following the Effective Time of not less than the existing coverage under, and have other terms no materially less favorable on the whole to, the insured persons than the directors' and officers' liability insurance coverage presently maintained by the Company, provided that in no event shall Parent be required to expend in any one year an amount in excess of 150% of the annual premiums currently paid by the Company for such insurance (the "Insurance Amount"), and further provided that if Parent is unable to maintain or obtain the insurance called for by this Section 6.08(c) as a result of the preceding provision, Parent shall use its reasonable best efforts to obtain as much comparable insurance as is available for the Insurance Amount with respect to acts or omissions occurring prior to the Effective Time by such directors and officers in their capacities as such.

        (d)  If Parent or any of its successors or assigns shall consolidate with or merge into any other entity and shall not be the continuing or surviving entity of such consolidation or merger or shall transfer all or substantially all of its assets to any other entity, then and in each case, the successors and assigns of Parent shall assume the obligations set forth in this Section 6.08.

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        6.09    Benefit Plans.

        (a)  As soon as administratively practicable after the Effective Time, Parent shall take all reasonable action so that employees of the Company and its Subsidiaries shall be entitled to participate in each employee benefit plan, program or arrangement of Parent of general applicability (the "Parent Benefits Plans") to the same extent as similarly-situated employees of Parent and its Subsidiaries (it being understood that inclusion of the employees of the Company and its Subsidiaries in the Parent Benefits Plans may occur at different times with respect to different plans.) Parent shall cause each Parent Benefits Plan in which employees of the Company and its Subsidiaries are eligible to participate to take into account for purposes of eligibility and vesting thereunder the service of such employees with the Company and its Subsidiaries to the same extent as such service was credited for such purpose by the Company. Nothing herein shall limit the ability of Parent to amend or terminate any of the Company's Benefits Plans in accordance with their terms at any time.

        (b)  At and following the Effective Time, Parent shall honor, and the Surviving Corporation shall continue to be obligated to perform, in accordance with their terms, all benefit obligations to, and contractual rights of, current and former employees of the Company and its Subsidiaries existing as of the Effective Date, as well as all employment, severance or change-in-control agreements of the Company and its Subsidiaries which are Previously Disclosed to Parent.

        (c)  If employees of the Company or any of its Subsidiaries become eligible to participate in a medical, dental or health plan of Parent, Parent shall cause each such plan to (i) waive any preexisting condition limitations to the extent such conditions covered under the applicable medical, health or dental plans of Parent, (ii) honor under such plans any deductible, co-payment and out-of-pocket expenses incurred by the employees and their beneficiaries during the portion of the calendar year prior to such participation and (iii) waive any waiting period limitation or evidence of insurability requirement which would otherwise be applicable to such employee on or after the Effective Time in each case to the extent such employee had satisfied any similar limitation or requirement under an analogous Plan prior to the Effective Time.

        (d)  For a period of six months following the Effective Time, Parent or Parent Bank, at their sole cost and expense, shall provide all employees of the Company and its Subsidiaries whose employment was terminated other than for cause, disability or retirement at or following the Effective Time, and who so desires, job counseling and outplacement assistance services in accordance with Parent's employment policies and practices, shall assist such employees in locating new employment and shall notify all such employees who want to be so notified of opportunities for positions with Parent or any of its Subsidiaries for which Parent reasonably believes such persons are qualified and shall consider any application for such positions submitted by such persons, provided, however, that any decision to offer employment to any such person shall be made in the sole discretion of Parent.

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        (e)  All employees of the Company or a Company Subsidiary as of the Effective Time shall become employees of a Parent Subsidiary as of the Effective Time, and Parent or a Parent Subsidiary will use its reasonable best efforts to give such persons (other than any such person who is party to an employment agreement or a severance agreement) at least four weeks prior written notice of any job elimination after the Effective Time for a period of 90 days following the Effective Time. Subject to such four-week notice requirement, Parent or a Parent Subsidiary shall have no obligation to continue the employment of any such person and nothing contained herein shall give any employee of the Company or a Company Subsidiary the right to continue employment with Parent or a Parent Subsidiary after the Effective Time. An employee of the Company or a Company Subsidiary (other than an employee who is party to an employment agreement or a severance agreement) whose employment is involuntarily terminated other than for cause following the Effective Time shall be entitled to receive severance payments in accordance with, and to the extent provided in, the Parent employee severance plan with respect to the Transactions, a copy of which the Company acknowledges has been provided to it by Parent.

        6.10.    The Bank Merger.    Parent and the Company agree to take all action necessary and appropriate, including causing the entering into of an appropriate merger agreement (the "Bank Merger Agreement"), to cause the Company Bank to merge with and into Parent Bank (the "Bank Merger") in accordance with applicable laws and regulations and the terms of the Bank Merger Agreement as soon as practicable following consummation of the Merger.

        6.11    Parent Sub.    Subject to the receipt of any required approval of a Governmental Authority, Parent shall cause Parent Sub to be organized promptly after the execution of this Agreement. Following the organization of Parent Sub, Parent shall (i) cause Parent Sub to execute and deliver this Agreement and take all necessary action to complete the Merger, subject to the terms and conditions hereof, and (ii) adopt and ratify this Agreement in its capacity as the sole shareholder of Parent Sub.

        6.12.    Advisory Board.    Upon consummation of the Transactions, Parent shall cause Parent Bank to establish a Connecticut-based board of advisory directors of the type it has established in other states in which it conducts operations (the "Connecticut State Board") and to appoint thereto at least three current directors of the Company mutually acceptable to Parent and the Company. Persons who serve on the Connecticut State Board shall be paid a retainer of $4,000 per year, as well as fees for attendance at meetings of such Board and any committees thereof and an annual grant of options to purchase shares of Parent common stock in accordance with the policies of Parent Bank in effect from time to time.

        6.13    Charitable Contributions.    During the three-year period following the Effective Date, Parent or Parent Bank shall make charitable or civic contributions of at least $100,000 per calendar year in the aggregate to organizations or causes based in or operating in the greater Southington, Connecticut area. Such contributions shall be made in consultation with the Connecticut State Board, which shall assist Parent or Parent Bank in identifying charitable, civic or other organizations to which such contributions shall be made.

        6.14.    Noncompetition Agreement; Employment Agreement.    Concurrently with the execution of this Agreement by the Company and Parent, (i) Parent and Robert D. Morton shall enter into a Noncompetition Agreement in the form of Annex B hereto and (ii) Parent, Parent Bank and Robert D. Morton shall enter into Amendment No. 2 to the Employment and Noncompetition Agreement, dated as of February 1, 2000 and amended as of December 28, 2001, between the same in the form of Annex C hereto.

        6.15    Notification of Certain Matters.    Each of the Company and Parent shall give prompt notice to the other of any fact, event or circumstance known to it that (i) is reasonably likely, individually or taken together with all other facts, events and circumstances known to it, to result in any Material

29

Adverse Effect with respect to it or (ii) would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein.

ARTICLE VII
CONDITIONS TO CONSUMMATION OF THE MERGER

        7.01.    Conditions to Each Party's Obligation to Effect the Merger.    The respective obligation of each of the parties hereto to consummate the Merger is subject to the fulfillment of each of the following conditions:

        (a)    Shareholder Approval.    This Agreement shall have been duly approved by holders of not less than a majority of the outstanding shares of the Company Common Stock.

        (b)    Regulatory Approvals.    All regulatory approvals required to consummate the Transactions shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired and no such approvals shall contain any conditions, restrictions or requirements which the Parent Board reasonably determines in good faith would, individually or in the aggregate, materially reduce the benefits of the Transactions to such a degree that Parent would not have entered into this Agreement had such conditions, restrictions or requirements been known at the date hereof.

        (c)    No Injunction.    No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and prohibits consummation of the Transactions.

        7.02.    Conditions to Obligation of the Company.    The obligation of the Company to consummate the Merger is also subject to the fulfillment or written waiver by the Company prior to the Closing Date of each of the following conditions:

        (a)    Representations and Warranties.    The representations and warranties of Parent set forth in this Agreement, subject in all cases to the standard set forth in Section 5.02, shall be true and correct as of the date of this Agreement and as of the Effective Date as though made on and as of the Effective Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date), and the Company shall have received a certificate, dated the Effective Date, signed on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer of Parent to such effect.

        (b)    Performance of Obligations of Parent.    Parent shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate, dated the Effective Date, signed on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer of Parent to such effect.

        (c)    Other Actions.    Parent shall have furnished the Company with such certificates of its respective officers or others and such other documents to evidence fulfillment of the conditions set forth in Sections 7.01 and 7.02 as the Company may reasonably request.

        7.03.    Conditions to Obligations of Parent.    The obligations of Parent to consummate the Merger are also subject to the fulfillment or written waiver by Parent prior to the Closing Date of each of the following conditions:

        (a)    Representations and Warranties.    The representations and warranties of the Company set forth in this Agreement, subject in all cases to the standard set forth in Section 5.02, shall be true and correct as of the date of this Agreement and as of the Effective Date as though made on and as of the Effective Date (except that representations and warranties that by their terms speak as of the date of

30

this Agreement or some other date shall be true and correct as of such date), and Parent shall have received a certificate, dated the Effective Date, signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

        (b)    Performance of Obligations of Company.    The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Parent shall have received a certificate, dated the Effective Date, signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

        (c)    Dissenting Shares.    Dissenting Shares shall not represent 10% or more of the outstanding Company Common Stock.

        (d)    Other Agreements.    The agreements referred to in Section 6.14 shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect.

        (e)    Other Actions.    The Company shall have furnished Parent with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in Sections 7.01 and 7.03 as Parent may reasonably request.

ARTICLE VIII
TERMINATION

        8.01    Termination.    This Agreement may be terminated, and the Transactions may be abandoned:

        (a)    Mutual Consent.    At any time prior to the Effective Time, by the mutual consent of Parent and the Company if the Board of Directors of each so determines by vote of a majority of the members of its entire Board.

        (b)    Breach.    At any time prior to the Effective Time, by Parent or the Company if its Board of Directors so determines by vote of a majority of the members of its entire Board, in the event of: (i) a breach by Parent or the Company, as the case may be, of any representation or warranty contained herein (subject to the standard set forth in Section 5.02), which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party or parties of such breach; or (ii) a breach by Parent or the Company, as the case may be, of any of the covenants or agreements contained herein, which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party or parties of such breach, which breach (whether under (i) or (ii)) would be reasonably expected, individually or in the aggregate with other breaches, to result in a Material Adverse Effect with respect to Parent or the Company, as the case may be.

        (c)    Delay.    At any time prior to the Effective Time, by Parent or the Company if its Board of Directors so determines by vote of a majority of the members of its entire Board, in the event that the Transactions are not consummated by December 31, 2002, except to the extent that the failure of the Merger then to be consummated arises out of or results from the knowing action or inaction of (i) the party seeking to terminate pursuant to this Section 8.01(c) or (ii) any of the Shareholders (if the Company is the party seeking to terminate), which action or inaction is in violation of its obligations under this Agreement or, in the case of the Shareholders, his, her or its obligations under the relevant Shareholder Agreement.

        (d)    No Regulatory Approval.    By the Company or Parent, if its Board of Directors so determines by a vote of a majority of the members of its entire Board, in the event (i) the approval of any Governmental Authority required for consummation of the Transactions shall have been denied by final nonappealable action of such Governmental Authority or an application therefor shall have been permanently withdrawn at the request of a Governmental Authority or (ii) the shareholder approval referred to in Section 7.01(a) herein is not obtained at the Company Meeting.

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        (e)    No Shareholder Approval.    By either Parent or the Company if any approval of the shareholders of the Company contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at the Company Meeting.

        (f)    Failure to Recommend.    At any time prior to the Company Meeting, by Parent if (i) the Company shall have breached its obligations under Section 6.06, (ii) the Company Board shall have failed to make its recommendation referred to in Section 6.02, withdrawn such recommendation or modified or changed such recommendation in a manner adverse in any respect to the interests of Parent or (iii) the Company shall have materially breached its obligations under Section 6.02 by failing to call, give notice of, convene and hold the Company Meeting in accordance with Section 6.02.

        (g)    Certain Tender or Exchange Offers.    By Parent if a tender offer or exchange offer for 10% or more of the outstanding shares of Company Common Stock is commenced (other than by Parent or a Subsidiary thereof), and the Company Board recommends that the shareholders of the Company tender their shares in such tender or exchange offer or otherwise fails to recommend that such shareholders reject such tender offer or exchange offer within the 10 business day period specified in Rule 14e-2(a) under the Exchange Act.

        8.02    Effect of Termination and Abandonment.

        (a)  In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VIII, no party to this Agreement shall have any liability or further obligation to any other party hereunder except (i) as set forth in this Section 8.02 and Section 9.01 and (ii) that termination will not relieve a breaching party from liability for any willful breach of any covenant, agreement, representation or warranty of this Agreement giving rise to such termination.

        (b)  The Company shall pay Parent the sum of $7.5 million (the "Termination Fee") if this Agreement is terminated as follows:

  (i)
  if this Agreement is terminated by Parent pursuant to Section 8.01(f) or (g); or

  (ii)
  if this Agreement is terminated by (A) Parent pursuant to Section 8.01(b) or (B) by either Parent or the Company pursuant to Section 8.01(e) and in the case of any termination pursuant to clause (A) or (B) an Acquisition Proposal shall have been publicly announced or otherwise communicated or made known to the Company Board (or any Person shall have publicly announced, communicated or made known an intention, whether or not conditional, to make an Acquisition Proposal) at any time after the date of this Agreement and prior to the taking of the vote of the shareholders of the Company contemplated by this Agreement at the Company Meeting, in the case of clause (B), or the date of termination, in the case of clause (A), then (x) the Company shall pay to Parent an amount equal to $1.0 million on the second Business Day following such termination, and (y) if within 18 months after such termination the Company or a Subsidiary of the Company enters into an agreement with respect to, or consummates, an Acquisition Proposal, then the Company shall pay to Parent the Termination Fee (net of any payment made pursuant to clause (x) above) on the date of execution of such agreement or consummation of an Acquisition Proposal. Any amount that becomes payable pursuant to this Section 8.02(b) shall be paid by wire transfer of immediately available funds to an account designated by Parent.

        (c)  The Company and Parent agree that the agreement contained in paragraph (b) of this Section 8.02 is an integral part of the transactions contemplated by this Agreement, that without such agreement Parent would not have entered into this Agreement and that such amounts do not constitute a penalty or liquidated damages in the event of a breach of this Agreement by the Company. If the Company fails to pay Parent the amounts due under paragraph (b) above within the time periods specified therein, the Company shall pay the costs and expenses (including reasonable legal fees and

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expenses) incurred by Parent in connection with any action in which Parent prevails, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on the amount of any such unpaid amounts at the prime lending rate prevailing during such period as published in The Wall Street Journal, calculated on a daily basis from the date such amounts were required to be paid until the date of actual payment.

ARTICLE IX
MISCELLANEOUS

        9.01.    Survival.    No representations, warranties, agreements and covenants contained in this Agreement shall survive the Effective Time (other than agreements or covenants contained herein that by their express terms are to be performed after the Effective Time) or the termination of this Agreement if this Agreement is terminated prior to the Effective Time (other than Sections 6.05(b), 8.02 and, excepting Section 9.12 hereof, this Article IX, which shall survive any such termination). Notwithstanding anything in the foregoing to the contrary, no representations, warranties, agreements and covenants contained in this Agreement shall be deemed to be terminated or extinguished so as to deprive a party hereto or any of its affiliates of any defense at law or in equity which otherwise would be available against the claims of any Person, including without limitation any shareholder or former shareholder.

        9.02.    Waiver; Amendment.    Prior to the Effective Time, any provision of this Agreement may be (i) waived by the party benefited by the provision or (ii) amended or modified at any time, by an agreement in writing among the parties hereto executed in the same manner as this Agreement, except that after the Company Meeting no amendment shall be made which by law requires further approval by the shareholders of the Company without obtaining such approval.

        9.03.    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

        9.04.    Governing Law.    This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Maine applicable to contracts made and to be performed entirely within such State.

        9.05    Expenses.    Each party hereto will bear all expenses incurred by it in connection with this Agreement and the Transactions, including fees and expenses of its own financial consultants, accountants and counsel, provided that nothing contained herein shall limit either party's rights to recover any liabilities or damages arising out of the other party's willful breach of any provision of this Agreement.

33

        9.06.    Notices.    All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given if personally delivered, mailed by registered or certified mail (return receipt requested) or sent by reputable courier service to such party at its address set forth below or such other address as such party may specify by notice to the parties hereto.

        If to the Company to:

    Bancorp Connecticut, Inc.
    121 Main Street
    Southington, Connecticut 06489
    Attention: Robert D. Morton
    Chairman, President and Chief Executive Officer
    Fax: (860) 620-6617

        With a copy to:

    Robinson & Cole LLP
    280 Trumbull Street
    Hartford, Connecticut 06103-3597
    Attention: Edward J. Samorajczyk, Jr., Esq.
    Fax: (860) 275-8299

        If to Parent to:

    Banknorth Group, Inc.
    P.O. Box 9540
    Two Portland Square
    Portland, Maine 04112-9540
    Attention: William J. Ryan
    Chairman, President
    and Chief Executive Officer
    Fax: (207) 761-8587

        With a copy to:

    Elias, Matz, Tiernan & Herrick L.L.P.
    12th Floor, The Walker Building
    734 15th Street, N.W.
    Washington, D.C. 20005
    Attention: Gerard L. Hawkins, Esq.
    Fax: (202) 347-2172

        9.07.    Entire Understanding; No Third Party Beneficiaries.    This Agreement and the Shareholder Agreements represent the entire understanding of the parties hereto and thereto with reference to the Transactions and this Agreement and the Shareholder Agreements supersede any and all other oral or written agreements heretofore made. Except for the Indemnified Parties' right to enforce Parent's obligation under Section 6.08, which are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives, nothing in this Agreement, expressed or implied, is intended to confer upon any Person, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        9.08.    Severability.    Except to the extent that application of this Section 9.08 would have a Material Adverse Effect on the Company or Parent, any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and

34

provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable. In all such cases, the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the original purposes and intents of this Agreement.

        9.09.    Enforcement of the Agreement.    The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

        9.10.    Interpretation.    When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of, or Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

        9.11.    Assignment.    No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        9.12.    Alternative Structure.    Notwithstanding any provision of this Agreement to the contrary, Parent may at any time modify the structure of the acquisition of the Company set forth herein, subject to the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed, provided that (i) the Merger Consideration to be paid to the holders of Company Common Stock is not thereby changed in kind or reduced in amount as a result of such modification and (ii) such modification will not materially delay or jeopardize receipt of any required approvals of Governmental Authorities or otherwise materially delay consummation of the Merger.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.

BANKNORTH GROUP, INC.
By:	/s/ CAROL L. MITCHELL Name: Carol L. Mitchell Title: Executive Vice President, General Counsel and Secretary
BANCORP CONNECTICUT, INC.
By:	/s/ ROBERT D. MORTON Name: Robert D. Morton Title: Chairman, President and Chief Executive Officer

35

ANNEX A
TO AGREEMENT AND PLAN OF MERGER

SHAREHOLDER AGREEMENT

        SHAREHOLDER AGREEMENT (the "Agreement"), dated as of April 10, 2002, by and between                        , a shareholder ("Shareholder") of Bancorp Connecticut, Inc., a Delaware corporation (the "Company"), and Banknorth Group, Inc., a Maine corporation ("Parent"). All terms used herein and not defined herein shall have the meanings assigned thereto in the Merger Agreement (defined below).

        WHEREAS, Parent and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which a newly-formed subsidiary of Parent will merge with and into the Company on the terms and conditions set forth therein and, in connection therewith, outstanding shares of Company Common Stock will be converted into the right to receive the cash consideration set forth therein; and

        WHEREAS, Shareholder owns the shares of Company Common Stock identified on Annex I hereto (such shares, together with all shares of Company Common Stock subsequently acquired by Shareholder during the term of this Agreement, being referred to as the "Shares"); and

        WHEREAS, in order to induce Parent to enter into the Merger Agreement, Shareholder, solely in such Shareholder's capacity as a shareholder of the Company and not in any other capacity, has agreed to enter into and perform this Agreement;

        NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Agreement to Vote Shares.    Shareholder agrees that at any meeting of the shareholders of the Company to vote on the Merger Agreement, or in connection with any written consent of the shareholders of the Company in connection with the same, Shareholder shall:

  (i)
  appear at each such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and

  (ii)
  vote (or cause to be voted), in person or by proxy, or deliver a written consent (or cause a consent to be delivered) covering, all the Shares (whether acquired heretofore or hereafter) that are beneficially owned by Shareholder or as to which Shareholder has, directly or indirectly, the right to vote or direct the voting, (x) in favor of adoption and approval of the Merger Agreement and the Merger and any other action requested by Parent in furtherance thereof; (y) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of Shareholder contained in this Agreement; and (z) against any Acquisition Proposal or any other action, agreement or transaction that is intended, or could reasonably be expected, to materially impede, interfere or be inconsistent with, delay, postpone, discourage or materially and adversely affect consummation of the Merger or this Agreement.

        2.    No Transfers.    Prior to the Company Meeting (as defined in the Merger Agreement), Shareholder agrees not to, directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Shares. In the case of any transfer by operation of law, this Agreement shall be binding upon and inure to the transferee(s). Any transfer or other disposition in violation of the terms of this Section 2 shall be null and void.

        3.    Representations and Warranties of Shareholder.    Shareholder represents and warrants to and agrees with Parent as follows:

        A.    Capacity.    Shareholder has all requisite capacity and authority to enter into and perform his, her or its obligations under this Agreement.

        B.    Binding Agreement.    This Agreement constitutes the valid and legally binding obligation of Shareholder, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

        C.    Non-Contravention.    The execution and delivery of this Agreement by Shareholder does not, and the performance by Shareholder of his, her or its obligations hereunder and the consummation by Shareholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which Shareholder is a party or by which Shareholder is bound, or any statute, rule or regulation to which Shareholder is subject or, in the event that Shareholder is a corporation, partnership, trust or other entity, any charter, bylaw or other organizational document of Shareholder.

        D.    Ownership of Shares.    Shareholder has good title to all of the Shares as of the date hereof, and, except as set forth on Annex I hereto, the Shares are so owned free and clear of any liens, security interests, charges or other encumbrances.

        4.    Specific Performance and Remedies.    Shareholder acknowledges that it will be impossible to measure in money the damage to Parent if Shareholder fails to comply with the obligations imposed by this Agreement and that, in the event of any such failure, Parent will not have an adequate remedy at law or in equity. Accordingly, Shareholder agrees that injunctive relief or other equitable remedy, in addition to remedies at law or in damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that Parent has an adequate remedy at law. Shareholder agrees that Shareholder will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Parent's seeking or obtaining such equitable relief. In addition, after discussing the matter with Shareholder, Parent shall have the right to inform any third party that Parent reasonably believes to be, or to be contemplating, participating with Shareholder or receiving from Shareholder assistance in violation of this Agreement, of the terms of this Agreement and of the rights of Parent hereunder, and that participation by any such persons with Shareholder in activities in violation of Shareholder's agreement with Parent set forth in this Agreement may give rise to claims by Parent against such third party.

        5.    Term of Agreement; Termination.

        A.    The term of this Agreement shall commence on the date hereof.

        B.    This Agreement shall terminate upon the date, if any, of termination of the Merger Agreement in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

        C.    If the Merger Agreement is not terminated in accordance with its terms, this Agreement (except for the provisions of Sections 3, 8 and 9, which shall survive the Effective Time) shall terminate upon the Effective Time. Upon such termination, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination shall not relieve any party from liability for any breach of such Section prior to such termination.

        6.    Entire Agreement.    This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

        7.    Notices.    All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally and on the next business day when sent by a reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        If to Parent:

  Banknorth Group, Inc.
  P.O. Box 9540
  Two Portland Square
  Portland, Maine 04112-9540
  Attention: William J. Ryan
  Chairman, President and Chief Executive Officer
  Fax: (207) 761-8587

        With a copy to:

  Elias, Matz, Tiernan & Herrick, L.L.P.
  734 15th Street, N.W.
  Washington, D.C. 20005
  Attn: Gerard L. Hawkins, Esq.
  Fax: (202) 347-2172

        If to Shareholder:

  ________________________

        With a copy to:

  Robinson & Cole LLP
  280 Trumbull Street
  Hartford, Connecticut 06103-3597
  Attention: Edward J. Samorajczyk, Jr.
  Fax: (860) 275-8299

        8.    Miscellaneous.

        A.    Severability.    If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

        B.    Capacity.    The covenants contained herein shall apply to Shareholder solely in his or her capacity as a shareholder of the Company, and no covenant contained herein shall apply to Shareholder in his or her capacity as a director, officer or employee of the Company or in any other capacity. Nothing contained in this Agreement shall be deemed to apply to, or limit in any manner, the obligations of the Shareholder to comply with his or her fiduciary duties as a director of the Company.

        C.    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

        D.    Headings.    All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

        E.    Choice of Law.    This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Maine, without reference to its conflicts of law principles.

        9.    Attorney's Fees.    The prevailing party or parties in any litigation, arbitration, mediation, bankruptcy, insolvency or other proceeding ("Proceeding") relating to the enforcement or interpretation of this Agreement may recover from the unsuccessful party or parties all fees and disbursements of counsel (including expert witness and other consultants' fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including, without limitation, one to enforce or collect any judgment or award resulting from the Proceeding. All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and fees and disbursements of counsel.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

BANKNORTH GROUP, INC.
By:	Name: Carol L. Mitchell Title: Executive Vice President, General Counsel and Secretary
[SHAREHOLDER]
(Signature)

ANNEX I
Shareholder Agreement

Number of Shares Owned:

ANNEX B
TO AGREEMENT AND PLAN OF MERGER

NONCOMPETITION AGREEMENT

        Noncompetition Agreement (the "Agreement"), dated as of April 10, 2002, between Banknorth Group, Inc. (the "Company") and Robert D. Morton (the "Executive").

WITNESSETH:

        WHEREAS, Banknorth has determined that it is in the best interests of its shareholders to have the Executive undertake certain noncompetition and other obligations set forth herein following consummation of the merger (the "Merger") of a newly-formed, wholly-owned subsidiary of the Company with and into Bancorp Connecticut, Inc. ("Bancorp") pursuant to an Agreement and Plan of Merger, dated as of the date hereof, between the Company and Bancorp (the "Merger Agreement");

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

        1.    Agreement Consideration.

        In consideration for execution of this Agreement and the Executive's performance of the covenants of the Executive contained herein, the Company agrees to pay to the Executive $1,010,000 on the first business day following consummation of the Merger or on such later date as the parties hereto may agree.

        2.    Non-Compete.

        The Executive agrees that during the three-year period following consummation of the Merger the Executive will not, directly or indirectly, (i) become a director, officer, employee, principal, agent, consultant or independent contractor of any insured depository institution, trust company or parent holding company of any such institution or company which has an office in Connecticut (a "Competing Business"), provided, however, that this provision shall not prohibit the Executive from owning bonds, non-voting preferred stock or up to five percent (5%) of the outstanding common stock of any such entity if such common stock is publicly traded, (ii) solicit or induce, or cause others to solicit or induce, any employee of the Company or any of its subsidiaries to leave the employment of such entities or (iii) solicit (whether by mail, telephone, personal meeting or any other means) any customer of the Company or any of its subsidiaries to transact business with any other entity, whether or not a Competing Business, or to reduce or refrain from doing any business with the Company or its subsidiaries, or interfere with or damage (or attempt to interfere with or damage) any relationship between the Company or its subsidiaries and any such customers.

        3.    Confidentiality.

        Except as required by law or regulation (including without limitation in connection with any judicial or administrative process or proceeding), the Executive shall keep secret and confidential and shall not disclose to any third party (other than the Company or its subsidiaries) in any fashion or for any purpose whatsoever any information regarding the Company, Bancorp or any of their respective subsidiaries which is not available to the general public to which he had access at any time during the course of his employment by Bancorp or its subsidiaries, including, without limitation, any such information relating to: business or operations; plans, strategies, prospects or objectives; products, technology, processes or specifications; research and development operations or plans; customers and customer lists; distribution, sales, service, support and marketing practices and operations; financial condition, results of operations and prospects; operational strengths and weaknesses; and personnel and compensation policies and procedures.

        4.    Injunctive Relief.

        (a)  The Executive agrees that damages at law will be an insufficient remedy to the Company in the event that the Executive violates any of the provisions of Sections 2 or 3, and that the Company may apply for and, upon the requisite showing, have injunctive relief in any court of competent jurisdiction to restrain the breach or threatened or attempted breach of or otherwise to specifically enforce any of the covenants contained in Sections 2 or 3. The Executive hereby consents to any injunction (temporary or otherwise) which may be issued against the Executive and to any other court order which may be issued against the Executive from violating, or directing the Executive to comply with, any of the covenants in Sections 2 and 3. The Executive also agrees that such remedies shall be in addition to any and all remedies, including damages, available to the Company against the Executive for such breaches or threatened or attempted breaches.

        (b)  In addition to the Company's rights set forth in paragraph (a) of this Section 4, in the event that the Executive shall violate the terms and conditions of Sections 2 or 3 of this Agreement, the Company and its subsidiaries may terminate any payments or benefits of any type and regardless of source payable by the Company or its subsidiaries, if applicable, to the Executive.

        5.    Release.

        (a)  For, and in consideration of the commitments made herein by the Company, the Executive, for himself and for his heirs, successors and assigns, does hereby release completely and forever discharge the Company and its subsidiaries, affiliates, stockholders, attorneys, officers, directors, agents, employees, successors and assigns, and any other party associated with the Company (the "Released Parties"), to the fullest extent permitted by applicable law, from any and all claims, rights, demands, actions, liabilities, obligations, causes of action of any and all kind, nature and character whatsoever, known or unknown, in any way connected with his employment by Bancorp or any of its subsidiaries (including in each case predecessors thereof), either as a director, officer or employee, or termination of such employment. Notwithstanding the foregoing, the Executive does not release the Company from any obligations of the Company to the Executive under (i) any employee benefit or compensation plan, contract, policy or arrangement of Bancorp or Southington Savings Bank, including but not limited to stock option agreements, whether or not referred to in this Agreement, pursuant to which the Executive has any accrued rights or is entitled to any benefits or payments (the "Employee Benefit Plans"), (ii) the Employment and Noncompetition Agreement, dated as of February 1, 2000, among Bancorp, Southington Savings Bank and the Executive, as amended as of December 28, 2001 by Amendment No. 2 thereto, dated as of the date of this Agreement (the "Employment Agreement"), (iii) Section 6.08 of the Merger Agreement and (iv) this Agreement.

        (b)  For and in consideration of the commitments made herein by the Executive, including without limitation the releases in paragraph (a) above, the Company, for itself, and for its successors and assigns does hereby release completely and forever discharge the Executive and his heirs, successors and assigns, to the fullest extent permitted by applicable law, from any and all claims, rights, demands, actions, liabilities, obligations, causes of action of any and all kind, nature and character whatsoever, known or unknown, in any way connected with the Executive's employment by Bancorp or any of its subsidiaries (including predecessors thereof), either as a director, officer or employee. Notwithstanding anything in the foregoing to the contrary, the Company does not release the Executive from claims arising out of any breach by the Executive of (i) any law or regulation by the Executive during the term of and related to his employment by Bancorp or any of its subsidiaries (including predecessors thereof), either as a director, officer or employee, or (ii) this Agreement.

        6.    Representations and Warranties.    The Company and the Executive represent and warrant to each other that they have carefully read this Agreement and consulted with respect thereto with their respective counsel and that each of them fully understands the content of this Agreement and its legal effect. Each party hereto also represents and warrants that this Agreement is a legal, valid and binding obligation of such party which is enforceable against it in accordance with its terms.

        7.    Successors and Assigns.    This Agreement will inure to the benefit of and be binding upon the Executive and his heirs, successors and assigns, and upon the Company, including any successor to the Company by merger or consolidation or any other change in form or any other person or firm or corporation to which all or substantially all of the assets and business of the Company may be sold or otherwise transferred. This Agreement may not be assigned by any party hereto without the consent of the other party.

        8.    Notices.    Any communication to a party required or permitted under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally, or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may by written notice specify to the other party or parties, as applicable:

    If to the Executive:

    Robert D. Morton
    1090 Pleasant Street
    Southington, Connecticut 06489

    If to the Company:

    Banknorth Group, Inc.
    P.O. Box 9540
    Two Portland Square
    Portland, Maine 04112-9540
    Attention: President

        9.    Certain Additional Payments by the Company.

        (a)  Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company, Bancorp or Southington Savings Bank to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

        (b)  Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG LLP or such other certified public accounting firm as may be designated by the Company and reasonably acceptable to the Executive (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any

Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Company to the Executive within five days of the later of (i) the due date for the payment of any Excise Tax and (ii) the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

        (c)  The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

          (i)    give the Company any information reasonably requested by the Company relating to such claim;

          (ii)  take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

          (iii)  cooperate with the Company in good faith in order effectively to contest such claim; and

          (iv)  permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

        (d)  If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 9(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 9(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

        10.    Withholding.    The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

        11.    Entire Agreement; Severability.

        1.02.    (a) This Agreement incorporates the entire understanding between the parties relating to the subject matter hereof, recites the sole consideration for the promises exchanged and supersedes any prior agreements or understandings, whether written or oral, between the Company and the Executive with respect to the subject matter hereof, provided that, except as provided in Section 4(b) hereof, nothing contained herein shall affect the obligations of the Company to the Executive under (i) any Employee Benefit Plan as defined in Section 5(a) hereof, (ii) the Employment Agreement or (iii) Section 6.08 of the Merger Agreement. In reaching this Agreement, no party has relied upon any representation or promise except those set forth herein and, in the case of the Company, Amendment No. 2 to the Employment Agreement.

        1.03.    (b) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable. In all such cases, the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the original purposes and intents of this Agreement.

        12.    Waiver.    Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

        13.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

        14.    Governing Law.    This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maine applicable to agreements made and entirely to be performed within such jurisdiction.

        15.    Headings.    The headings of sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section. Any reference to a section number shall refer to a section of this Agreement, unless otherwise stated.

        16.    Effectiveness.    Notwithstanding anything to the contrary contained in this Agreement, the effectiveness of this Agreement shall be subject to consummation of the Merger in accordance with the terms of the Merger Agreement, as the same may be amended by the parties thereto in accordance with its terms.

        IN WITNESS WHEREOF, the Company and the Executive have entered into this Agreement as of the day and year first above written.

BANKNORTH GROUP, INC.
By:	Name: Carol L. Mitchell Title: Executive Vice President, General Counsel and Secretary

Robert D. Morton

ANNEX C
TO AGREEMENT AND PLAN OF MERGER

AMENDMENT NO. 2
TO
EMPLOYMENT AND NONCOMPETITION AGREEMENT

        Amendment No. 2, dated as of April 10, 2002, to the Employment and Noncompetition Agreement, dated as of February 1, 2000 and amended as of December 28, 2001 (the "Employment Agreement"), among Bancorp Connecticut, Inc. ("Parent Corp."), Southington Savings Bank (the "Bank") and Robert D. Morton (the "Executive").

WITNESSETH:

        WHEREAS, pursuant to Section 15 of the Employment Agreement, the parties to the Employment Agreement desire to amend the Employment Agreement;

        NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein and such other consideration the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

        1.    Section 21.    Section 21 of the Employment Agreement is hereby amended to read as follows:

        21.    Limitation of Benefits under Certain Circumstances.

        (a)  If the payments and benefits pursuant to Section 9(a) hereof, either alone or together with other payments and benefits which the Executive has the right to receive from the Bank or Parent Corp., would constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the payments and benefits payable by the Bank and Parent Corp. pursuant to Section 9(a) hereof shall be reduced, in the manner determined by the Executive (or in the absence of any such determination by the Executive, by the Company), by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank and Parent Corp. under Section 9(a) being non-deductible to the Bank and Parent Corp. (or any successors thereto) pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code. The parties hereto agree that the present value of the payments and benefits payable pursuant to this Agreement to the Executive upon termination of the Executive's employment pursuant to Section 9(a) shall be limited to three times the Executive's "base amount," as that term is defined in Section 280G(b)(3) of the Code, less one dollar. The determination of any reduction in the payments and benefits to be made pursuant to Section 9(a) shall be based upon an analysis prepared by KPMG LLP and paid by the Bank. KPMG LLP shall promptly prepare the foregoing analysis, but in no event later than ten (10) days from the date of termination of the Executive's employment pursuant to Section 9(a), and may use such actuaries as it may deem necessary or advisable for the purpose. Nothing contained herein shall result in a reduction of any payments or benefits to which the Executive may be entitled upon termination of employment under any circumstances other than as specified in this Section 21, or a reduction in the payments and benefits specified in Section 9(a) below zero.

        2.    Effectiveness.    This Amendment shall be deemed effective as of the date first above written, provided that, notwithstanding anything herein to the contrary, the effectiveness of this Amendment shall be subject to consummation of the merger of a newly-formed wholly owned subsidiary of Banknorth Group, Inc. ("Banknorth") with and into Parent Corp. pursuant to an Agreement and Plan of Merger, dated as of April 10, 2002, between Banknorth and Parent Corp, as the same may be amended by the parties thereto in accordance with its terms. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms conditions, obligations, covenants or agreements contained in the Employment Agreement, all of

C-1

which are ratified and affirmed in all respects and shall continue in full force and effect and shall be otherwise unaffected.

        3.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws the State of Connecticut applicable to agreements made and entirely to be performed within such State.

        4.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, and all of which together shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in counterparts by their duly authorized officers as of the day and year first above written.

BANKNORTH GROUP, INC.
By:	Name: Carol L. Mitchell Title: Executive Vice President, General Counsel and Secretary
BANCORP CONNECTICUT, INC.
By:	Name: Title:
SOUTHINGTON SAVINGS BANK
By:	Name: Title:
EXECUTIVE:
By:	Name: Robert D. Morton

C-2

ANNEX B

FINANCIAL ADVISOR'S FAIRNESS OPINION

                        , 2002

Board of Directors
Bancorp Connecticut, Inc.
121 Main Street
Southington, CT 06489

Ladies and Gentlemen:

        Bancorp Connecticut, Inc. ("Bancorp Connecticut") and Banknorth Group, Inc. ("Banknorth") have entered into an Agreement and Plan of Merger, dated as of April 10, 2002 (the "Agreement"), pursuant to which Bancorp Connecticut will be acquired by Banknorth through the merger of a newly formed subsidiary of Banknorth with and into Bancorp Connecticut (the "Merger"). Under the terms of the Agreement, upon consummation of the Merger, each share of Bancorp Connecticut common stock, par value $1.00 per share, issued and outstanding immediately prior to the Merger (the "Bancorp Connecticut Shares"), other than certain shares specified in the Agreement, will be converted into the right to receive $28.00 in cash without interest (the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to the holders of Bancorp Connecticut Shares.

        Sandler O'Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement; (ii) certain publicly available financial statements and other historical financial information of Bancorp Connecticut that we deemed relevant; (iii) certain publicly available financial statements and other historical financial information of Banknorth that we deemed relevant; (iv) financial projections for Bancorp Connecticut for the years ending December 31, 2002 through 2005 prepared by and reviewed with management of Bancorp Connecticut and the views of senior management of Bancorp Connecticut, based on limited discussions with them, regarding Bancorp Connecticut's business, financial condition, results of operations and future prospects; (v) certain pro forma analyses of the impact of the Merger on Banknorth's financial condition; (vi) the publicly reported historical price and trading activity for Bancorp Connecticut's common stock, including a comparison of certain financial and stock market information for Bancorp Connecticut with similar publicly available information for certain other companies the securities of which are publicly traded; (vii) the financial terms of certain recent business combinations in the financial institutions industry, to the extent publicly available; (viii) the current market environment generally and the banking environment in particular; and (ix) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant.

        In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by Bancorp Connecticut or Banknorth or their respective representatives or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. We have further relied on the assurances of management of Bancorp Connecticut and Banknorth that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Bancorp Connecticut or Banknorth or any of their subsidiaries, or the collectibility of any such assets, nor have we been furnished with any such evaluations or appraisals. We did not make an independent evaluation of the adequacy of the allowance for loan losses of Bancorp Connecticut or Banknorth nor have we reviewed any individual credit files relating to Bancorp Connecticut or Banknorth and, with your permission, we have assumed that their respective allowances for loan losses are adequate to cover such losses. We are not accountants and have relied upon the reports of the independent accountants for each of Bancorp Connecticut and Banknorth for the accuracy and completeness of the audited financial statements made available to us. With respect to the financial projections reviewed with Bancorp Connecticut's management, Bancorp Connecticut's management has confirmed that they reflect the best currently available estimates and judgments of such management of the future financial performance of Bancorp Connecticut and we have assumed that such performance will be achieved. We express no opinion as to such financial projections or the assumptions on which they are based. We have also assumed that there has been no material change in Bancorp Connecticut's or Banknorth's assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that Bancorp Connecticut and Banknorth will remain as going concerns for all periods relevant to our analyses, that the definitive Agreement and all related agreements, exhibits and schedules thereto conform in all material respects to the drafts provided to and reviewed by us in rendering this opinion, that all of the representations and warranties contained in the Agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the Agreement are not waived.

        Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof. We are expressing no opinion herein as to the prices at which Bancorp Connecticut's common stock may trade at any time.

        We have acted as Bancorp Connecticut's financial advisor in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Merger. We have also received a fee for rendering this opinion. In the past, we have also provided certain other investment banking services for Bancorp Connecticut and have received compensation for such services. As we have previously advised you, we have in the past provided certain investment banking services to Banknorth and have received compensation for such services and may provide, and receive compensation for, such services in the future.

        In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to Bancorp Connecticut and Banknorth or their affiliates. We may also actively trade the equity and/or debt securities of Bancorp Connecticut and Banknorth or their affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

        Our opinion is directed to the Board of Directors of Bancorp Connecticut in connection with its consideration of the Merger and does not constitute a recommendation to any shareholder of Bancorp Connecticut as to how such shareholder should vote at any meeting of shareholders called to consider and vote upon the Merger. Our opinion is directed only to the fairness of the Merger Consideration to Bancorp Connecticut shareholders from a financial point of view and does not address the underlying business decision of Bancorp Connecticut to engage in the Merger, the relative merits of the Merger as compared to any other alternative business strategies that might exist for Bancorp Connecticut or the effect of any other transaction in which Bancorp Connecticut might engage. Our opinion is not to be quoted or referred to, in whole or in part, in a registration statement, prospectus, proxy statement or in any other document, nor shall this opinion be used for any other purposes, without Sandler O'Neill's prior written consent; provided, however, that we hereby consent to the inclusion of this opinion as an appendix to the Proxy Statement of Bancorp Connecticut dated the date hereof and to the references to this opinion therein.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Bancorp Connecticut Shares is fair to such shareholders from a financial point of view.

                      Very truly yours,

ANNEX C

SECTION 262 OF THE
DELAWARE GENERAL CORPORATION LAW

        The following is the text of Section 262 of the Delaware General Corporation Law:

        "262. Appraisal rights.

        (a)  Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to §228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)  Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to §251 (other than a merger effected pursuant to §251(g) of this title), §252, §254, §257, §258, §263 or §264 of this title:

          (1)  Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of §251 of this title.

          (2)  Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.    Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.    Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c.    Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.    Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)  In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under §253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)  Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)  Appraisal rights shall be perfected as follows:

          (1)  If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)  If the merger or consolidation was approved pursuant to §228 or §253 of this title, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)  Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)  At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)  After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)  From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation."

APPENDIX A

PRELIMINARY COPIES

BANCORP CONNECTICUT, INC.
121 Main Street
Southington, Connecticut 06489

Proxy for the Annual Meeting of Shareholders
to be held at 2:00 p.m., local time, on August 15, 2002
Aqua Turf Club, 556 Mulberry Street, Plantsville, Connecticut

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Phillip J. Mucha, Secretary and Treasurer, and Thomas A. Sebastian, or either of them, as proxies for the undersigned, each with full power of substitution, to act and to vote, with the same force and effect as the undersigned, all shares of common stock of Bancorp Connecticut, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Bancorp Connecticut, Inc. to be held on August 15, 2002, and any and all adjournments or postponements thereof.

  This proxy may be revoked at any time before it is exercised.

        Shares of common stock of Bancorp Connecticut, Inc. will be voted as specified on this Proxy. If no choice is specified, shares will be voted "FOR" approval and adoption of the merger agreement, dated as of April 10, 2002, between Bancorp Connecticut, Inc. and Banknorth Group, Inc., "FOR" the proposed nominees for director, "FOR" the ratification of PricewaterhouseCoopers LLP as independent accountants for 2002 and "FOR" the proposal to adjourn the annual meeting, if necessary, to permit further solicitation of proxies on the proposal to approve and adopt the merger agreement. If any other matter is properly presented at the annual meeting, this Proxy will be voted in accordance with the judgment of the persons appointed as proxies.

Please mark, sign and date your proxy on the reverse side.

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
BANCORP CONNECTICUT, INC.

August 15, 2002

☒ Please mark your votes as in this example.

Proposal 1.	Approval and adoption of the Agreement and Plan of Merger, dated as of April 10, 2002, between Banknorth Group, Inc. and Bancorp Connecticut, Inc.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 2.	Election of Directors for a three year term expiring in 2005.
FOR ALL NOMINEES (except as marked to the contrary below) ☐		WITHHOLD AUTHORITY FOR ALL NOMINEES ☐
Michael J. Karabin, David P. Kelley
To withhold authority for any individual nominee, write the individual nominee's name on the line below.

Proposal 3.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2002.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 4.
Approval of the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the merger agreement.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
5.
In their discretion, vote upon any other matter that may come before the annual meeting or any adjournment or postponement thereof.

        The board of directors of Bancorp Connecticut, Inc. unanimously recommends a vote "FOR" approval and adoption of the merger agreement, "FOR" its nominees for director, "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2002 and "FOR" the proposal to adjourn the annual meeting, if necessary, to permit further solicitation of proxies on the proposal to approve and adopt the merger agreement. Such votes are hereby solicited by the board of directors.

        Please sign and date this proxy and promptly return it in the envelope provided. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

I WILL ATTEND THE ANNUAL MEETING                        YES ______ NO ______

Signature(s) ________________________________________ Date ____________________________

IMPORTANT: Please sign your name exactly as it appears hereon. If shares are held as joint tenants, either may sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

QuickLinks

Notice of the Rescheduled Annual Meeting of Shareholders of Bancorp Connecticut, Inc. To Be Held August 15, 2002
TABLE OF CONTENTS
SUMMARY
QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE MEETING
GENERAL INFORMATION
THE COMPANIES
THE MEETING
PROPOSAL NUMBER ONE: THE PROPOSED MERGER
THE MERGER AGREEMENT
INTERESTS OF CERTAIN PERSONS IN THE MERGER
PROPOSAL NUMBER TWO: ELECTION OF DIRECTORS
PROPOSAL NUMBER THREE: RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.
PROPOSAL NUMBER FOUR: ADJOURNMENT OF MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES.
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
OTHER MATTERS
ANNUAL REPORTS
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
WHERE YOU CAN FIND MORE INFORMATION
TABLE OF CONTENTS RECITALS ARTICLE I CERTAIN DEFINITIONS
SHAREHOLDER AGREEMENT
NONCOMPETITION AGREEMENT
AMENDMENT NO. 2 TO EMPLOYMENT AND NONCOMPETITION AGREEMENT
FINANCIAL ADVISOR'S FAIRNESS OPINION
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW